File Numbers: 333-63692; 811-05626
Filed under Rule 497(c)

ING  VARIABLE  ANNUITIES

GOLDEN AMERICAN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
                                   PROFILE OF

                              SMARTDESIGN ADVANTAGE

            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT

                                   MAY 1, 2002

     ----------------------------------------------------------------------
     This Profile is a summary of some of the more important points that you should know and consider before purchasing the Contract. The Contract is more fully described in the full prospectus which accompanies this Profile. Please read the prospectus carefully.
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------

1.   THE ANNUITY CONTRACT
The Contract offered in this prospectus is a deferred combination variable and fixed annuity contract between you and Golden American Life Insurance Company. The Contract features a 2% premium credit option, which is currently available only at Contract issue. The Contract provides a means for you to invest on a tax-deferred basis in (i) one or more of the mutual fund investment portfolios through our Separate Account B and/or (ii) in a Fixed Account of Golden American with guaranteed interest periods. The investment portfolios are listed below. Generally, the investment portfolios are designed to offer a better return than the Fixed Account. The Fixed Account is described in a separate prospectus titled Fixed Account II. However, this is NOT guaranteed. You may not make any money, and you can even lose the money you invest in the investment portfolios.

The Contract offers a choice of death benefit options. You may choose from three option packages which determine your death benefit, minimum premium and annual free withdrawal. Your choice of option package will affect your mortality and expense risk charge.

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

The differences are summarized as follows:

-----------------------------------------------------------------------------------------------------
                               OPTION PACKAGE I         OPTION PACKAGE II       OPTION PACKAGE III
-----------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE
RISK CHARGE                            1.45%                            1.65%                          1.80%
-----------------------------------------------------------------------------------------------------
                                 The greater of:                The greatest of:               The greatest of:
                                 (1)   the Standard Death       (1)   the Standard Death       (1)   the Standard Death
                                       Benefit on the claim           Benefit on the claim           Benefit on the claim
                                       date; or                       date; or                       date; or

                                 (2)   the contract value on    (2)   the contract value on    (2)   the contract value on
                                       the claim date*.               the claim date*; or            the claim date*.; or

                                                                (3)   the Annual Ratchet       (3)   the Annual Ratchet
                                                                      death benefit on the           death benefit
                                                                      claim date.                    on the
                                                                                                     claim date; or

                                                                                               (4)   the 5% Roll-Up death
                                                                                                     benefit
                                                                                                     on the claim
                                                                                                     date.
--------------------------------

----------------------------------------------------------------------------------------------------------------------------
MINIMUM INITIAL PURCHASE    Non-                                 Non-                              Non-
PAYMENT                     Qualified:  Qualified:               Qualified:   Qualified:           Qualified:    Qualified:
                            $15,000     $1,500                   $5,000       $1,500               $5,000        $1,500
-----------------------------------------------------------------------------------------------------------------------------
FREE WITHDRAWALS            10% of your contract                 10% of your contract              10% of your contract
                            value each contract                  value each contract               value each contract
                            year, non-cumulative                 year, non-cumulative              year, cumulative to a
                                                                                                   maximum 30%
-----------------------------------------------------------------------------------------------------

     *    less credits added since or within 12 months prior to death

Please see "Purchase and Availability of the Contract", "Death Benefit During the Accumulation Phase", and "Free Withdrawal Amount" for a complete description of the features of each option package.

Subject to state availability, you may also elect, for an additional charge, an earnings multiplier benefit rider. Please see "Expenses" for a description of any applicable charge. The earnings multiplier benefit rider provides a separate death benefit in addition to the death benefit provided under the option package you select. For a description of the earnings multiplier benefit rider, please see below. To find out about availability, check with our Customer Service Center.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the date on which you start receiving the annuity payments under your Contract. The amounts you accumulate during the accumulation phase will determine the amount of annuity payments you will receive. The income phase begins on the annuity start date, which is the date you start receiving regular annuity payments from your Contract.

You determine (1) the amount and frequency of premium payments, (2) your investment allocations, (3) transfers between investment options, (4) the type of annuity to be paid after the accumulation phase, (5) the beneficiary who will receive the death benefits, (6) the type of death benefit, and (7) the amount and frequency of withdrawals.

121820                                             SMARTDESIGN ADVANTAGE PROFILE

2.   YOUR ANNUITY PAYMENTS (THE INCOME PHASE)
When you want to begin receiving payments from your contract, you may select from the options available. The contract offers several income phase payment options (see "The Income Phase"). In general, you may:

     o Receive income phase payments for a specified period of time or for life;

     o Receive income phase payments monthly, quarterly, semi-annually or annually;

     o Select an income phase payment option that provides for payments to your beneficiary; or

     o Select income phase payments that are fixed or vary depending upon the performance of the variable investment options you select.

3.   PURCHASE (BEGINNING OF THE ACCUMULATION PHASE)
The minimum initial payment to purchase the Contract, and the maximum age at which you may purchase the Contract depend on the option package that you select.

     ----------------------------------------------------------------------------------------------
                           OPTION PACKAGE I         OPTION PACKAGE II        OPTION PACKAGE III
     ----------------------------------------------------------------------------------------------
     Minimum Initial       $15,000 (non-qualified)  $5,000 (non-qualified)   $5,000 (non-qualified)
     Payment               $1,500 (qualified)       $1,500 (qualified)       $1,500 (qualified)
     ----------------------------------------------------------------------------------------------
     Maximum Age to
     Purchase              85                       80                       80
     ----------------------------------------------------------------------------------------------

You may make additional premium payments until the contract anniversary after your 86th birthday. The minimum additional premium payment we will accept is $50 regardless of the option package you select. Under certain circumstances, we may waive the minimum initial and additional premium payment requirement. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.

Who may purchase this Contract? The Contract may be purchased by individuals as part of a personal retirement plan (a "non-qualified Contract"), or as a Contract that qualifies for special tax treatment when purchased as either an Individual Retirement Annuity (IRA) or in connection with a qualified retirement plan (each a "qualified Contract").

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other benefits including death benefits and the ability to receive a lifetime income. See "Expenses" in this profile.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. YOU SHOULD NOT BUY THIS CONTRACT: (1) IF YOU ARE LOOKING FOR A SHORT-TERM INVESTMENT; (2) IF YOU CANNOT RISK GETTING BACK LESS MONEY THAN YOU PUT IN; OR (3) IF YOUR ASSETS ARE IN A PLAN WHICH PROVIDES FOR TAX-DEFERRAL AND YOU SEE NO OTHER REASON TO PURCHASE THIS CONTRACT.

Replacing your existing annuity contract(s) with the Contract may not be beneficial to you. Your existing Contract may be subject to fees or penalties on surrender.

PREMIUM CREDIT OPTION. At the time of application you may elect the premium credit option. If you so elect, a credit will be added to your Contract based on all premium payments received within 60 days of the contract date ("initial premium"). The credit will be a minimum of 2% of initial premium and will be allocated among the investment options you have selected in proportion to your initial premium. If available in your state at that time, prior to the third contract anniversary and prior to every third contract anniversary thereafter, you may elect to have a new credit added to your Contract. Each three year period

121820                                             SMARTDESIGN ADVANTAGE PROFILE
beginning with the addition of a premium credit is known as a "renewal period". The credit will be a minimum of 2% of your contract value on the applicable contract anniversary. Each new premium credit will be allocated among your variable investment options in proportion to your contract value in the variable investment options. If no contract value is then allocated to the variable investment options, the new premium credit will be allocated to a specially designated subaccount, currently the Liquid Asset Subaccount. If you do not elect the premium credit option, we will discontinue the option on the contract anniversary at the start of the next renewal period. Once you elect not to renew the premium credit option, it cannot be subsequently resumed.

We will assess a charge for each premium credit which will be deducted from your contract value for a period of up to three years following the addition of a premium credit. The premium credit option charge will be deducted from your contract value in both the subaccounts and the Fixed Account. The charge will equal 0.60% of your contract value in the subaccounts on an annual basis and will reduce the interest which would otherwise have been credited to your contract value in the Fixed Account by 0.60% on an annual basis. See "Expenses."

If you anticipate that you will need to make withdrawals from your Contract during the first three contract years, you may not want to elect the premium credit option. Your sales representative can help you decide if the premium credit option is right for you.

THE EXPENSES FOR A CONTRACT PROVIDING A PREMIUM CREDIT, AS THIS CONTRACT DOES, MAY BE HIGHER THAN FOR CONTRACTS NOT PROVIDING A PREMIUM CREDIT. OVER TIME, AND UNDER CERTAIN CIRCUMSTANCES, THE AMOUNT OF THE PREMIUM CREDIT MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE PREMIUM CREDIT.

4.   THE INVESTMENT PORTFOLIOS
You can direct your money into (1) the Fixed Account, and/or (2) into any one or more of the following mutual fund investment portfolios through our Separate Account B. Keep in mind that while an investment in the fixed account earns a fixed interest rate, an investment in any investment portfolio, depending on market conditions, may cause you to make or lose money. The investment portfolios available under your Contract are:

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                                       4

GCG TRUST                                                       ING VARIABLE PRODUCTS TRUST
   Core Bond Series                                                ING VP Convertible Portfolio(1) (Class S)
   International Enhanced EAFE Series (Service Class)              ING VP Large Company Value Portfolio(1) (Class S)
   J.P. Morgan Fleming Small Cap Equity Series                     ING VP LargeCap Growth Portfolio(1) (Class S)
      (Service Class)                                              ING VP MagnaCap Portfolio(1) (Class S)
   Janus Growth and Income Series                               INVESCO VARIABLE INVESTMENT FUNDS, INC.
   Liquid Asset Series                                             INVESCO VIF-Financial Services Fund
   Research Series                                                 INVESCO VIF-Health Sciences Fund
   Total Return Series                                             INVESCO VIF-Leisure Fund
   Value Equity Series                                             INVESCO VIF-Utilities Fund
AIM VARIABLE INSURANCE FUNDS                                    JANUS ASPEN SERIES
   AIM V.I. Dent Demographic Trends Fund (Series II)               Janus Aspen Series Worldwide Growth Portfolio
   AIM V.I. Growth Fund (Series II)                                   (Service Class)
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.                    PIMCO VARIABLE INSURANCE TRUST
   Alliance Bernstein Value Portfolio (Class B)                    PIMCO High Yield  Portfolio
   Alliance Growth and Income Portfolio (Class B)               PIONEER VARIABLE CONTRACTS TRUST
   Alliance Premier Growth Portfolio (Class B)                     Pioneer Fund VCT Portfolio (Class II)
FIDELITY(R)VARIABLE INSURANCE PRODUCTS FUND                         Pioneer Small Company VCT Portfolio (Class II)
   Fidelity(R)VIP Growth Portfolio (Class 2)                     PRUDENTIAL SERIES FUND, INC.
   Fidelity(R)VIP Equity-Income Portfolio (Class 2)                 Jennison Portfolio (Class II)
   Fidelity(R)VIP Contrafund Portfolio (Class 2)                 SP Jennison International Growth Portfolio (Class II)
ING GET FUND                                                    PUTNAM VARIABLE TRUST
   ING Get Fund (1)                                                Putnam VT Growth and Income (Class IB)
ING PARTNERS, INC.                                                 Putnam VT International Growth and Income
   ING JP Morgan Mid Cap Value Portfolio(1)                           (Class IB)
      (Service Class)                                              Putnam VT Voyager Fund II (Class IB)
   ING MFS Capital Opportunities Portfolio(1)                   UBS SERIES TRUST
      (Initial Class)                                              UBS Tactical Allocation Portfolio(1) (Class I)
   ING MFS Global Growth Portfolio(1) (Service Class)
   ING Van Kampen Comstock Portfolio(1) (Service Class)
ING VARIABLE INSURANCE TRUST
   ING VP Worldwide Growth Portfolio(1)
ING VARIABLE PORTFOLIOS, INC.
   ING VP Index Plus LargeCap Portfolio(1) (Class S)
   ING VP Index Plus MidCap Portfolio(1) (Class S)
   ING VP Index Plus SmallCap Portfolio(1) (Class S)
   ING VP Value Opportunity Portfolio(1) (Class S)


(1) Effective May 1, 2002 this fund has changed its name to the name listed above. See Appendix B -- The Investment Portfolios for a complete list of former and current fund names.

RESTRICTED FUNDS. We may designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may establish any such limitation, at our discretion, as a percentage of premium or contract value or as a specified dollar amount and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. We may, with 30 days notice to you, designate any investment portfolio as a Restricted Fund or change the limitations on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. For more detailed information, see "Restricted Funds" in the prospectus for the Contract.

5.   EXPENSES
The Contract has insurance features and investment features, and there are charges related to each. For the insurance features, the Company deducts a mortality and expense risk charge, an asset-based administrative charge and an annual contract administrative charge of $30. We also deduct a charge for the premium credit option, if elected. We deduct the mortality and expense risk charge, the asset-based

121820                                             SMARTDESIGN ADVANTAGE PROFILE
administrative charge, and the premium credit option charge, if applicable, daily directly from your contact value in the investment portfolios. We also deduct the premium credit option charge from your contract value in the Fixed Account. We will also make a daily deduction, during the guarantee period, of a guarantee charge, equal on an annual basis to the percentage shown below, from amounts allocated to the GET Fund.

The mortality and expense risk charge and the asset-based administrative charge, on an annual basis, are as follows:

     --------------------------------------------------------------------------------------------
                                                       OPTION           OPTION           OPTION
                                                     PACKAGE I        PACKAGE II      PACKAGE III
     --------------------------------------------------------------------------------------------
     Mortality & Expense Risk Charge                   1.45%            1.65%           1.80%
     Asset-Based Administrative Charge                 0.15%            0.15%            0.15%
        Total                                          1.60%            1.80%            1.95%
     Optional Asset-Based Premium Credit Charge        0.60%            0.60%            0.60%
     Total With Optional Premium Credit Charge         2.20%            2.40%            2.55%
     --------------------------------------------------------------------------------------------
     GET Fund Guarantee Charge*                        0.50%            0.50%            0.50%
     Total With Optional Premium Credit Charge
        and GET Fund Guarantee Charge                  2.70%            2.90%            3.05%
     --------------------------------------------------------------------------------------------

     *    applied to amounts invested in the GET Fund investment option only

During the income phase, the Mortality & Expense Risk Charge, on an annual basis, is equal to 1.25% of amounts invested in the subaccounts. The Premium Credit Option Charge is also deducted during the income phase, if otherwise applicable. There is currently no Administrative Charge during the income phase. We reserve the right to impose a charge of up to 0.25% during the income phase in the future. If we are imposing this charge when you enter the income phase, it will apply to you during the entire income phase. See "The Income Phase-Charges Deducted."

EARNINGS MULTIPLIER BENEFIT RIDER CHARGE
If you choose to purchase the earnings multiplier benefit rider, we will deduct a separate quarterly charge for the rider on each quarterly contract anniversary and pro rata when the rider terminates. We deduct the rider charge directly from your contract value in the investment portfolios; if the value in the investment portfolios is insufficient, the rider charge will be deducted from your contract value in the Fixed Account. The quarterly rider charge is 0.0625% of the contract value (0.25% annually).

Each investment portfolio has charges for investment management fees and other expenses. These charges, which vary by investment portfolio, currently range from 0.54% to 2.26% annually (see following table) of the portfolio's average daily net asset balance.

If you withdraw money from your Contract, or if you begin receiving annuity payments, we may deduct a premium tax of 0%-3.5% to pay to your state.

We deduct a surrender charge if you surrender your Contract or withdraw an amount exceeding the free withdrawal amount. The free withdrawal amount for a contract year is 10% of contract value, based on the contract value on the date of withdrawal, less any prior withdrawals in that contract year. Under Option Package III, any unused free withdrawal amount may carry forward to successive contract years, but in no event would the free withdrawal amount at any time exceed 30% of contract value. The following table shows the schedule of the surrender charge that will apply. The surrender charge is a percent of each premium payment withdrawn.

121820                                             SMARTDESIGN ADVANTAGE PROFILE

     COMPLETE YEARS ELAPSED             0    1    2    3+
        SINCE PREMIUM PAYMENT
     SURRENDER CHARGE                   6%   5%   4%   0%

The following table is designed to help you understand the Contract charges. The "Total Annual Insurance Charges" column is divided into two: One part reflects the mortality and expense risk charge (based on Option Package III), the asset-based administrative charge, the annual contract administrative charge as 0.04% (based on an average contract value of $68,000), and the earnings multiplier benefit rider charge of 0.25%. The second part reflects the same insurance charges, but without the rider charge. The "Total Annual Investment Portfolio Charges" column reflects the portfolio charges for each portfolio (after any applicable waivers or reductions) and is based on actual expenses as of December 31, 2001, except for (i) portfolios that commenced operations during 2001 where the charges have been estimated, and (ii) newly formed portfolios where the charges have been estimated. Expenses for the GET Fund also reflect the asset-based GET Fund guarantee charge of 0.50% of assets in the GET Fund. Because a GET Fund series has a five year period to maturity, no GET Fund expenses are included in the 10 year example for the GET Fund. The column "Total Annual Charges" reflects the sum of the previous two columns. The columns under the heading "Examples" show you how much you would pay under the Contract for a 1-year period and for a 10-year period.

As required by the Securities and Exchange Commission, the examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of Year 1 or at the end of Year 10 (based on Option Package III). The 1 Year examples below include a 6% surrender charge. For Years 1 and 10, the examples show the total annual charges assessed during that time and assume that you have elected Option Package III. For these examples, the premium tax is assumed to be 0%.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  EXAMPLES:
                                                                                                  ---------
                            TOTAL ANNUAL                         TOTAL ANNUAL           TOTAL CHARGES AT THE END OF:
                          INSURANCE CHARGES                         CHARGES              1 YEAR              10 YEARS
                          -----------------                         -------              ------              --------
                           WITH       W/O      TOTAL ANNUAL      WITH      W/O       WITH       W/O       WITH       W/O
                            THE       ANY       INVESTMENT        THE      ANY        THE       ANY        THE       ANY
                           RIDER     RIDER       PORTFOLIO       RIDER    RIDER      RIDER     RIDER      RIDER     RIDER
INVESTMENT PORTFOLIO      CHARGES   CHARGE        CHARGES       CHARGES  CHARGE     CHARGES   CHARGE     CHARGES   CHARGE
-------------------------------------------------------------------------------------------------------------------------

THE GCG TRUST
Core Bond                  2.24%    1.99%          1.01%        3.25%     3.00%       $93       $90       $355      $332
-------------------------------------------------------------------------------------------------------------------------
Eagle Value Equity         2.24%    1.99%          0.95%        3.19%     2.94%       $92       $90       $349      $326
-------------------------------------------------------------------------------------------------------------------------
International
  Enhanced EAFE            2.24%    1.99%          1.26%        3.50%     3.25%       $95       $93       $377      $355
-------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Fleming
  Small Cap Equity         2.24%    1.99%          1.16%        3.40%     3.15%       $94       $92       $368      $346
-------------------------------------------------------------------------------------------------------------------------
Janus Growth & Income      2.24%    1.99%          1.11%        3.35.%    3.10%       $94       $91       $364      $341
-------------------------------------------------------------------------------------------------------------------------
Liquid Asset               2.24%    1.99%          0.54%        2.78%     2.53%       $88       $86       $311      $287
-------------------------------------------------------------------------------------------------------------------------
Research                   2.24%    1.99%          0.89%        3.13%     2.88%       $92       $89       $344      $320
-------------------------------------------------------------------------------------------------------------------------
Total Return               2.24%    1.99%          0.89%        3.13%     2.88%       $92       $89       $344      $320
-------------------------------------------------------------------------------------------------------------------------

AIM VARIABLE INSURANCE FUND
AIM V.I. Dent
  Demographic
  Trends Fund              2.24%    1.99%          1.45%        3.69%     3.44%       $97       $95       $394      $372
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth            2.24%    1.99%          1.13%        3.37%     3.12%       $94       $91       $366      $343
-------------------------------------------------------------------------------------------------------------------------

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                                       7

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    EXAMPLES:
                                                                                                    ---------
                            TOTAL ANNUAL                         TOTAL ANNUAL           TOTAL CHARGES AT THE END OF:
                          INSURANCE CHARGES                         CHARGES              1 YEAR              10 YEARS
                          -----------------                         -------              ------              --------
                           WITH       W/O      TOTAL ANNUAL      WITH      W/O       WITH       W/O       WITH       W/O
                            THE       ANY       INVESTMENT        THE      ANY        THE       ANY        THE       ANY
                           RIDER     RIDER       PORTFOLIO       RIDER    RIDER      RIDER     RIDER      RIDER     RIDER
INVESTMENT PORTFOLIO      CHARGES   CHARGE        CHARGES       CHARGES  CHARGE     CHARGES   CHARGE     CHARGES   CHARGE
-------------------------------------------------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
AllianceBernstein
  Value                    2.24%    1.99%          1.20%        3.44%     3.19%      $107      $105       $478      $458
-------------------------------------------------------------------------------------------------------------------------
Alliance Growth
  and Income               2.24%    1.99%          0.92%        3.16%     2.91%       $92       $89       $347      $323
-------------------------------------------------------------------------------------------------------------------------
Alliance Premier
  Growth                   2.24%    1.99%          1.29%        3.53%     3.28%       $96       $93       $380      $358

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity Contrafund(R)     2.24%    1.99%          0.94%        3.18%     2.93%       $92       $90       $348      $325
-------------------------------------------------------------------------------------------------------------------------
Fidelity
  Equity-Income            2.24%    1.99%          0.84%        3.08%     2.83%       $91       $89       $339      $316
-------------------------------------------------------------------------------------------------------------------------
Fidelity Growth            2.24%    1.99%          0.93%        3.17%     2.92%       $92       $90       $348      $324

ING PARTNERS, INC.
-------------------------------------------------------------------------------------------------------------------------
ING J.P. Morgan
  Mid Cap Value            2.24%    1.99%          1.35%        3.59%     3.34%       $96       $94       $385      $363
-------------------------------------------------------------------------------------------------------------------------
ING MFS Capital
  Opportunities            2.24%    1.99%          0.90%        3.14%     2.89%       $92       $89       $345      $321
-------------------------------------------------------------------------------------------------------------------------
ING MFS Global
  Growth                   2.24%    1.99%          1.45%        3.69%     3.44%       $97       $95       $394      $372
-------------------------------------------------------------------------------------------------------------------------
ING Van Kampen
  Comstock                 2.24%    1.99%          1.20%        3.44%     3.19%       $95       $92       $372      $349

ING GET FUND
-------------------------------------------------------------------------------------------------------------------------
ING GET Fund               2.74%    2.49%          1.00%        3.74%     3.49%       $98       $95        N/A       N/A
-------------------------------------------------------------------------------------------------------------------------

ING VARIABLE PORTFOLIOS, INC.
ING VP Index
  Plus LargeCap            2.24%    1.99%          1.10%        3.34%     3.09%       $90       $87       $325      $301
-------------------------------------------------------------------------------------------------------------------------
ING VP Index Plus
  MidCap                   2.24%    1.99%          0.80%        3.04%     2.79%       $91       $88       $336      $312
-------------------------------------------------------------------------------------------------------------------------
ING VP Index
  Plus SmallCap            2.24%    1.99%          0.85%        3.09%     2.84%       $91       $89       $340      $317
-------------------------------------------------------------------------------------------------------------------------
ING VP Value
  Opportunity              2.24%    1.99%          0.96%        3.20%     2.95%       $92       $90       $350      $327
-------------------------------------------------------------------------------------------------------------------------

ING VARIABLE INSURANCE TRUST
ING VP Worldwide
  Growth                   2.24%    1.99%          1.23%        3.47%     3.22%       $95       $92       $375      $352

ING VARIABLE PRODUCTS TRUST
-------------------------------------------------------------------------------------------------------------------------
ING VP Convertible         2.24%    1.99%          1.10%        3.34%     3.09%       $94       $91       $363      $340
-------------------------------------------------------------------------------------------------------------------------
ING VP LargeCap
  Growth                   2.24%    1.99%          1.10%        3.34%     3.09%       $94       $91       $363      $340
-------------------------------------------------------------------------------------------------------------------------
ING VP Large
  Company Value            2.24%    1.99%          1.10%        3.34%     3.09%       $94       $91       $363      $340
-------------------------------------------------------------------------------------------------------------------------
ING VP MagnaCap            2.24%    1.99%          1.10%        3.34%     3.09%       $94       $91       $363      $340
-------------------------------------------------------------------------------------------------------------------------

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                                       8

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    EXAMPLES:
                                                                                                    ---------
                            TOTAL ANNUAL                         TOTAL ANNUAL           TOTAL CHARGES AT THE END OF:
                          INSURANCE CHARGES                         CHARGES              1 YEAR              10 YEARS
                          -----------------                         -------              ------              --------
                           WITH       W/O      TOTAL ANNUAL      WITH      W/O       WITH       W/O       WITH       W/O
                            THE       ANY       INVESTMENT        THE      ANY        THE       ANY        THE       ANY
                           RIDER     RIDER       PORTFOLIO       RIDER    RIDER      RIDER     RIDER      RIDER     RIDER
INVESTMENT PORTFOLIO      CHARGES   CHARGE        CHARGES       CHARGES  CHARGE     CHARGES   CHARGE     CHARGES   CHARGE
-------------------------------------------------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF--
  Financial Services       2.24%    1.99%          1.07%        3.31%     3.06%       $93       $91       $360      $337
-------------------------------------------------------------------------------------------------------------------------
INVESCO VIF--
  Health Sciences          2.24%    1.99%          1.06%        3.30%     3.05%       $93       $91       $359      $336
-------------------------------------------------------------------------------------------------------------------------
INVESCO VIF--
  Leisure                  2.24%    1.99%          1.39%        3.63%     3.38%       $97       $94       $389      $367
-------------------------------------------------------------------------------------------------------------------------
INVESCO VIF--
  Utilities                2.24%    1.99%          1.15%        3.39%     3.14%       $96       $94       $387      $365
-------------------------------------------------------------------------------------------------------------------------

JANUS ASPEN SERIES
Janus Aspen Series --
  Worldwide Growth         2.24%    1.99%          0.94%        3.18%     2.93%       $92       $90       $348      $325

THE PIMCO VARIABLE INSURANCE TRUST
-------------------------------------------------------------------------------------------------------------------------
PIMCO High Yield           2.24%    1.99%          0.75%        2.99%     2.74%       $90       $88       $331      $307
-------------------------------------------------------------------------------------------------------------------------

PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT           2.24%    1.99%          1.04%        3.28%     3.03%       $93       $91       $358      $335
-------------------------------------------------------------------------------------------------------------------------
Pioneer Small
  Company VCT              2.24%    1.99%          1.68%        3.92%     3.67%       $99       $97       $414      $392
-------------------------------------------------------------------------------------------------------------------------

PRUDENTIAL SERIES FUND, INC.
Jennison                   2.24%    1.99%          1.04%        3.28%     3.03%       $93       $91       $358      $335
-------------------------------------------------------------------------------------------------------------------------
SP Jennison
  International
  Growth                   2.24%    1.99%          2.26%        4.50%     4.25%      $105      $103       $461      $441
-------------------------------------------------------------------------------------------------------------------------

PUTNAM VARIABLE TRUST
Putnam VT --
  Growth and Income        2.24%    1.99%          0.76%        3.00%     2.75%       $90       $88       $332      $308
-------------------------------------------------------------------------------------------------------------------------
Putnam VT--
  International
  Growth and Income        2.24%    1.99%          1.23%        3.47%     3.22%       $95       $92       $375      $352
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager
  Fund II                  2.24%    1.99%          1.87%        4.11%     3.86%      $101       $99       $430      $409

UBS SERIES TRUST
-------------------------------------------------------------------------------------------------------------------------
UBS Tactical
  Allocation               2.24%    1.99%          0.92%        3.16%     2.91%       $92       $89       $347      $323
-------------------------------------------------------------------------------------------------------------------------

The "Total Annual Investment Portfolio Charges" column above reflects current expense reimbursements for applicable investment portfolios. For more detailed information, see "Fees and Expenses" in the prospectus for the Contract.

6.   TAXES
Under a qualified Contract, your premiums are generally pre-tax contributions and accumulate on a tax-deferred basis. Premiums and earnings are generally taxed as income when you make a withdrawal or begin receiving annuity payments, presumably when you are in a lower tax bracket.

121820                                             SMARTDESIGN ADVANTAGE PROFILE

Under a non-qualified Contract, premiums are paid with after-tax dollars, and any earnings will accumulate tax-deferred. You will generally be taxed on these earnings, but not on premiums, when you make a withdrawal, begin receiving annuity payments, or we pay a death benefit. For owners of most qualified Contracts, when you reach age 70 1/2 (or, in some cases, retire), you will be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts at your request.

If you are younger than 59 1/2 when you take money out, in most cases, you will be charged a 10% federal penalty tax on the taxable amount withdrawn.

7.   WITHDRAWALS
You can withdraw your money at any time during the accumulation phase. You may elect in advance to take systematic withdrawals. Withdrawals above the free withdrawal amount may be subject to a surrender charge. We will apply a market value adjustment if you withdraw your money from the Fixed Account more than 30 days before the applicable maturity date. Income taxes and a penalty tax may apply to amounts withdrawn.

8.   PERFORMANCE
The value of your Contract will fluctuate depending on the investment performance of the portfolio(s) you choose. The following chart shows average annual total return for each portfolio that was in operation for the entire year of 2001. These numbers reflect the deduction of the mortality and expense risk charge (based on Option III), the asset-based administrative charge, the annual contract fee and the earnings multiplier benefit rider charge, but do not reflect deductions for any surrender charges. If surrender charges were reflected, they would have the effect of reducing performance. Please keep in mind that past performance is not a guarantee of future results.

     ---------------------------------------------------------------
     INVESTMENT PORTFOLIO                                      2001
     ---------------------------------------------------------------
     Managed by Eagle Asset Management, Inc.
         Value Equity                                         -6.53%
     ---------------------------------------------------------------
     Managed by ING Investment Management, LLC
         Liquid Asset                                          1.52%
     ---------------------------------------------------------------
     Managed by ING Investments, LLC
         ING VP Worldwide Growth                             -20.31%
     ---------------------------------------------------------------
     Managed by Janus Capital Management LLC
         Janus Growth and Income                             -11.46%
     ---------------------------------------------------------------
     Managed by Prudential Series Fund, Inc.
         Jennison Portfolio                                  -20.30%
         SP Jennison International                           -37.14%
     ---------------------------------------------------------------
     Managed by Massachusetts Financial Services
     Company
         Research                                            -23.07%
         Total Return                                         -1.75%
     ---------------------------------------------------------------
     Managed By Pacific Investment Management
     Company
         Core Bond(5)                                          0.16%
         PIMCO High Yield                                      0.05%

     -----------------------

     (1)  Prior to April 1, 1999, a different firm managed the Portfolio.
     (2)  Prior to March 1, 1999, a different firm managed the Portfolio.
     (3)  Prior to February 1, 2000, a different firm managed the Portfolio.
     (4)  Prior to May 1, 2000, a different firm managed the Portfolio.
     (5) Prior to May 1, 2001, a different firm managed the Portfolio using a different investment style.

121820                                             SMARTDESIGN ADVANTAGE PROFILE

9.   DEATH BENEFIT
The death benefit, and earnings multiplier benefit, if elected, is payable when the first of the following persons dies: the contract owner, joint owner, or annuitant (if a contract owner is not an individual). Assuming you are the contract owner, if you die during the accumulation phase, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. You must select a death benefit. We cannot process your application unless you elect Option I, Option II or Option III.

The death benefit paid depends on the death benefit under the option package that you have chosen. The death benefit value is calculated at the close of the business day on which we receive written notice and due proof of death, as well as required claim forms, at our Customer Service Center (the "claim date"). If your beneficiary elects to delay receipt of the death benefit until a date after the time of your death, the amount of the benefit payable in the future may be affected. If you die after the annuity start date and you are the annuitant, your beneficiary will receive the death benefit you chose under the annuity option then in effect. Please see "Federal Tax Considerations" in the prospectus.

The death benefit may be subject to certain mandatory distribution rules required by federal tax law.

There are three option packages available under your Contract. You select an option package at the time of application. The differences in the death benefits under the three option packages are summarized as follows:

     ---------------------------------------------------------------------------------------------
                           OPTION PACKAGE I         OPTION PACKAGE II        OPTION PACKAGE III
     ---------------------------------------------------------------------------------------------
     DEATH BENEFIT         The greater of:          The greatest of:         The greatest of:
                           1)   the Standard Death   1)  the Standard Death  1)  the Standard
                                Benefit; or              Benefit; or             Death Benefit; or

                           2)   the contract         2)  the contract        2)  the contract
                                value*.                  value*; or              value*; or

                                                     3)  the Annual Ratchet  3)  the Annual
                                                         death benefit.          Ratchet death
                                                                                 benefit; or

                                                                             4)  the 5% Roll-Up
                                                                                 death benefit.
     ---------------------------------------------------------------------------------------------

     * reduced by the amount of any credits added since or within 12 months prior to death

Option Packages II and III are not available where a Contract is held by joint owners.

For purposes of calculating the death benefits, certain investment portfolios may be designated as "Special Funds." Selecting a Special Fund may limit or reduce the death benefit. Currently, no investment portfolios have been designated as Special Funds.

We may in the future stop or suspend offering any of the option packages to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit. Please see ""Death Benefit Choices" in the prospectus for details on the calculation of the death benefits and further details on the effect of withdrawals and transfers to Special Funds on the calculation of the death benefits.

TRANSFERABILITY. You may transfer from one option package to another.

     o    Transfers may only occur on a contract anniversary.

     o A written request for the transfer must be received by us within 60 days before a contract anniversary.

     o    Certain minimum contract values must be met.

121820                                             SMARTDESIGN ADVANTAGE PROFILE

          See "Transfers Between Option Packages" in the Prospectus for more information on transferability and the impact of transfers between option packages on your death benefit.

Note:     All death benefits may not be available in every state.

We may, with 30 days notice to you, designate any investment portfolio as a Special Fund on existing Contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Keep in mind that selecting a Special Fund may limit or reduce the death benefit.

For the period during which a portion of the contract value is allocated to a Special Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during the period contract value is allocated to a Special Fund.

EARNINGS MULTIPLIER BENEFIT RIDER. The earnings multiplier benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options available under the option packages. The rider is subject to state availability and is available only for issues ages 75 or under. It may be added at issue of the Contract or on the next contract anniversary following introduction of the rider in a state, if later. The date on which the rider is added is referred to as the "rider effective date." The rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 300% of premiums adjusted for withdrawals ("Maximum Base"). Currently, where the rider is added at issue, the earnings multiplier benefit is equal to 40% (25% for issue ages 70 and above) of the lesser of: 1) the Maximum Base; and 2) the contract value on the date we receive written notice and due proof of death, as well as required claims forms, minus premiums adjusted for withdrawals. If the rider is added to a Contract after issue, the earnings multiplier benefit is equal to 40% (25% for issue ages 70 and above) of the lesser of: 1) 300% of the contract value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and 2) the contract value on the date we receive written notice and due proof of death, as well as required claims forms, minus the sum of the contract value on the rider effective date plus subsequent premiums adjusted for subsequent withdrawals. The adjustment to the benefit for withdrawals is pro rata, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the contract value at the time of the withdrawal.

There is an extra charge for this feature and once selected, it may not be revoked. The earnings enhancement benefit rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see 6 for a description of the earnings multiplier benefit rider charge.

THE RIDER IS AVAILABLE FOR BOTH NON-QUALIFIED AND QUALIFIED CONTRACTS. PLEASE SEE THE DISCUSSIONS OF POSSIBLE TAX CONSEQUENCES IN SECTIONS TITLED "INDIVIDUAL RETIREMENT ANNUITIES," "TAXATION OF NON-QUALIFIED CONTRACTS," AND "TAXATION OF QUALIFIED CONTRACTS," IN THE PROSPECTUS.

10.  OTHER INFORMATION
     FREE LOOK. If you cancel the Contract within 10 days after you receive it, you will receive a refund of the adjusted contract value. We determine your contract value at the close of business on the day we receive your written refund request. For purposes of the refund during the free look period, (i) we adjust your contract value for any market value adjustment (if you have invested in the Fixed Account), (ii) then we exclude any credit initially applied, and
(iii) then we include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios and the potential positive or negative effect of the market value adjustment, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the premium paid, excluding any credit, (rather than the contract value) in which case you will not be subject to investment risk during the free look period. Also, in some states, you may be entitled to a longer free look period.

121820                                             SMARTDESIGN ADVANTAGE PROFILE

    TRANSFERS AMONG INVESTMENT PORTFOLIOS AND THE FIXED ACCOUNT. You can make transfers among your investment portfolios and your investment in the Fixed Account as frequently as you wish without any current tax implications. Transfers to a GET Fund series may only be made during the offering period for that GET Fund Series. See "GET Fund" in the Prospectus. The minimum amount for a transfer is $100. There is currently no charge for transfers, and we do not limit the number of transfers allowed. The Company may, in the future, charge a $25 fee for any transfer after the twelfth transfer in a contract year or limit the number of transfers allowed. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law.

Keep in mind that a transfer or withdrawal may cause a market value adjustment. A market value adjustment could increase or decrease your contract value and/or the amount you transfer or withdraw. Transfers between Special Funds and Non-Special Funds will impact your death benefit and benefits under an optional benefit rider, if any. Also, a transfer to a Restricted Fund will not be permitted to the extent that it would increase the contract value in the Restricted Fund to more than the applicable limits following the transfer. Transfers from Restricted Funds are not limited. If the result of multiple transfers is to lower the percentage of total contract value in the Restricted Fund, the reallocation will be permitted even if the percentage of contract value in the Restricted Fund is greater than the limit. See "Restricted Funds" in the Prospectus for more information.

     NO PROBATE. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. See "Federal Tax Considerations -- Taxation of Death Benefit Proceeds" in the prospectus.

ADDITIONAL FEATURES. This Contract has other features you may be interested in. There is no additional charge for these features. These include:

          Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in the investment portfolios each month, which may give you a lower average cost per unit over time than a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. This option is currently available only if you have $1,200 or more in the Liquid Asset investment portfolio or in the Fixed Account with either a 6-month or 1-year guaranteed interest period. Transfers from the Fixed Account under this program will not be subject to a market value adjustment. If you invest in Restricted Funds, your ability to dollar cost average may be limited. There is no additional charge for these features. Please see "Transfers Among Your Investments" in the Prospectus for more complete information. See the Fixed Account II prospectus.

          Systematic Withdrawals. During the accumulation phase, you can arrange to have money sent to you at regular intervals throughout the year. Within limits these withdrawals will not result in any surrender charge. Withdrawals from your money in the Fixed Account under this program are not subject to a market value adjustment. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. If you invest in Restricted Funds, your systematic withdrawals may be affected. Please see "Withdrawals" in the prospectus for more complete information. See the Fixed Account II prospectus.

          Automatic Rebalancing. If your contract value is $10,000 or more, you may elect to have the Company automatically readjust the money between your investment portfolios periodically to keep the blend you select. Investments in the Fixed Account are not eligible for automatic rebalancing. If you invest in Restricted Funds, automatic rebalancing may be affected. Please see "Transfers Among Your Investments" in the Prospectus for more complete information. See the Fixed Account II prospectus.

121820                                             SMARTDESIGN ADVANTAGE PROFILE

11.  INQUIRIES
If you need more information after reading this profile and the prospectus, please contact us at:

    CUSTOMER SERVICE CENTER
    P.O. BOX 2700
    WEST CHESTER, PENNSYLVANIA  19380
    (800) 366-0066

or your registered representative.

121820                                             SMARTDESIGN ADVANTAGE PROFILE

                       This page intentionally left blank.

--------------------------------------------------------------------------------
GOLDEN AMERICAN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SMARTDESIGN ADVANTAGE

           DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY PROSPECTUS
--------------------------------------------------------------------------------

                                                                     MAY 1, 2002

     This prospectus describes SmartDesign Advantage, a group and individual deferred variable annuity contract (the "Contract") offered by Golden American Life Insurance Company (the "Company," "we" or "our"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

     The Contract provides a means for you to invest your premium payments and credits, if applicable, in one or more of the available mutual fund investment portfolios. You may also allocate premium payments and credits, if applicable, to our Fixed Account with guaranteed interest periods. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select and any interest credited to your allocations in the Fixed Account. The investment portfolios available under your Contract and the portfolio managers are listed on the back of this cover.

     For Contracts sold in some states, some guaranteed interest periods or subaccounts may not be available. You have a right to return a Contract within 10 days after you receive it for a refund of the adjusted contract value, less credits we added, if applicable, (which may be more or less than the premium payments you paid), or if required by your state, the original amount of your premium payment. Longer free look periods apply in some states and in certain situations.

     REPLACING AN EXISTING ANNUITY WITH THE CONTRACT MAY NOT BE BENEFICIAL TO YOU. YOUR EXISTING ANNUITY MAY BE SUBJECT TO FEES OR PENALTIES ON SURRENDER, AND THE CONTRACT MAY HAVE NEW CHARGES.

     This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information ("SAI"), dated, May 1, 2002, has been filed with the Securities and Exchange Commission ("SEC"). It is available without charge upon request. To obtain a copy of this document, write to our Customer Service Center at P.O. Box 2700, West Chester, Pennsylvania 19380 or call (800) 366-0066, or access the SEC's website (http://www.sec.gov). The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE EXPENSES FOR A CONTRACT PROVIDING A PREMIUM CREDIT, AS THIS CONTRACT DOES, MAY BE HIGHER THAN FOR CONTRACTS NOT PROVIDING A PREMIUM CREDIT. OVER TIME, AND UNDER CERTAIN CIRCUMSTANCES, THE AMOUNT OF THE PREMIUM CREDIT MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE PREMIUM CREDIT.

AN INVESTMENT IN ANY SUBACCOUNT THROUGH THE ING GET FUND, ING VARIABLE PORTFOLIOS, INC., AIM VARIABLE INSURANCE FUNDS, ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC., UBS SERIES TRUST, FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE GCG TRUST, INVESCO VARIABLE INVESTMENT FUNDS, INC., JANUS ASPEN SERIES, ING VARIABLE INSURANCE TRUST, ING VARIABLE PRODUCTS TRUST, THE PIMCO VARIABLE INSURANCE TRUST, PIONEER VARIABLE CONTRACTS TRUST, ING PARTNERS, INC., THE PRUDENTIAL SERIES FUND, INC. OR PUTNAM VARIABLE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY BANK OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
THE INVESTMENT PORTFOLIOS AND THE MANAGERS ARE LISTED ON THE BACK OF THIS COVER.
--------------------------------------------------------------------------------

     The investment portfolios available under your Contract and the portfolio managers are:

AIM ADVISORS, INC.                                           J. P. MORGAN FLEMING ASSET MANAGEMENT
   AIM V.I. Dent Demographic Trends Fund                          (LONDON) LIMITED
       (Series II)                                                International Enhanced EAFE Series (Service Class)
   AIM V.I. Growth Fund (Series II)                          J. P. MORGAN FLEMING ASSET MANAGEMENT
ALLIANCE CAPITAL MANAGEMENT L.P.                                  (USA) INC.
   AllianceBernstein Value Portfolio (Class B)                    J. P. Morgan Fleming Small Cap Equity Series (Service Class)
   Alliance Growth and Income Portfolio(Class B)             JANUS CAPITAL MANAGEMENT, LLC
   Alliance Premier Growth Portfolio (Class B)                  Janus Growth and Income Series
EAGLE ASSET MANAGEMENT, INC.                                    Janus Aspen Series Worldwide Growth Portfolio
   Value Equity Series                                                (Service Shares)
FIDELITY MANAGEMENT & RESEARCH COMPANY                       JENNISON ASSOCIATES, LLC
   Fidelity VIP Equity-Income Portfolio                         Jennison Portfolio (Class II)
       (Service Class 2)                                        SP Jennison International Growth Portfolio
   Fidelity VIP Growth Portfolio (Service Class 2)                    (Class II)
   Fidelity VIP Contrafund Portfolio                         MASSACHUSETTS FINANCIAL SERVICES COMPANY
       (Service Class 2)                                        ING MFS Capital Opportunities Portfolio (Initial Class)
ING GET FUND                                                    ING MFS Global Growth Portfolio (Service Class)
   ING GET Fund                                                 Research Series
ING INVESTMENT MANAGEMENT, LLC                                  Total Return Series
   Liquid Asset Series                                       PACIFIC INVESTMENT MANAGEMENT COMPANY
                                                                Core Bond Series
ING INVESTMENTS, LLC                                            PIMCO High Yield Portfolio
   ING VIT Worldwide Growth Portfolio                        PIONEER INVESTMENT MANAGEMENT, INC.
   ING VP Convertible Portfolio (Class S)                       Pioneer Fund VCT Portfolio (Class II)
   ING VP Large Company Value Portfolio                         Pioneer Small Company VCT Portfolio (Class II)
    (Class S)                                                PUTNAM INVESTMENT MANAGEMENT, LLC
   ING VP Index Plus Large Cap (Class S)                        Putnam VT Growth and Income
   ING VP Index Plus Mid Cap (Class S)                              Portfolio (Class IB)
   ING VP Index Plus Small Cap (Class S)                        Putnam VT International Growth and Income
   ING VP LargeCap Growth Portfolio(Class S)                        Portfolio (Class IB)
   ING VP MagnaCap Portfolio (Class S)                          Putnam VT Voyager Fund II Portfolio (Class IB)
   ING VP Value Opportunity (Class S)                        ROBERT FLEMING INC.
INVESCO FUNDS GROUP, INC.                                       ING JP Morgan Mid Cap Value Portfolio (Service Class)
   INVESCO VIF-Financial Services Fund                       UBS GLOBAL ASSET MANAGEMENT
   INVESCO VIF-Health Sciences Fund                             UBS Tactical Allocation Portfolio (Class I)
   INVESCO VIF-Leisure Fund                                  VAN KAMPEN
   INVESCO VIF-Utilities Fund                                   ING Van Kampen Comstock Portfolio (Service Class)

The above mutual fund investment portfolios are purchased and held by corresponding divisions of our Separate Account B. We refer to the divisions as "subaccounts" and the money you place in the Fixed Account's guaranteed interest periods as "Fixed Interest Allocations" in this prospectus.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                          PAGE

         Index of Special Terms........................................     1
         Fees and Expenses.............................................     2
         Performance Information.......................................    14
         Golden American Life Insurance Company........................    16
         The Trusts and Funds..........................................    16
         Special Funds.................................................    19
         Golden American Separate Account B............................    19
         The Annuity Contract..........................................    20
               Contract Date and Contract Year ........................    20
               Annuity Start Date......................................    20
               Contract Owner..........................................    20
               Annuitant...............................................    21
               Beneficiary.............................................    21
               Purchase and Availability of the Contract...............    22
               Crediting of Premium Payments...........................    23
               Additional Credit to Premium............................    24
               Administrative Procedures...............................    25
               Contract Value..........................................    25
               Cash Surrender Value....................................    25
               Surrendering to Receive the Cash Surrender Value........    26
               The Subaccounts.........................................    26
               Addition, Deletion or Substitution of Subaccounts
                  and Other Changes....................................    26
               The Fixed Account.......................................    26
            Other Contracts............................................    26
            Other Important Provisions.................................    26
         Withdrawals...................................................    27
         Transfers Among Your Investments..............................    30
         Death Benefit Choices.........................................    32
               Death Benefit During the Accumulation Phase.............    32
                   Option Package I....................................    33
                   Option Package II...................................    33
                   Option Package III..................................    33
                   Transfers Between Option Packages...................    35
                   Earnings Multiplier Benefit Rider...................    36
               Death Benefit During the Income Phase...................    36
               Continuation After Death- Spouse........................    36
               Continuation After Death- Non-Spouse....................    37
               Required Distributions upon Contract Owner's Death......    37
         Charges and Fees..............................................    38
               Charge Deduction Subaccount.............................    38
               Charges Deducted from the Contract Value................    38
                   Surrender Charge....................................    38
                   Nursing Home Waiver.................................    39
                   Free Withdrawal Amount..............................    39
                   Surrender Charge for Excess Withdrawals.............    39
                   Premium Taxes.......................................    39
                   Administrative Charge...............................    40
                   Transfer Charge.....................................    40
               Charges Deducted from the Subaccounts...................    40

--------------------------------------------------------------------------------
                          TABLE OF CONTENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                          PAGE

                   Mortality and Expense Risk Charge...................    40
                   Asset-Based Administrative Charge...................    40
                   Premium Credit Option Charge........................    40
                   Earnings Multiplier Benefit Charge..................    40
               Trust and Fund Expenses.................................    40
         The Income Phase..............................................    41
         Other Contract Provisions.....................................    45
         Other Information.............................................    47
         Federal Tax Considerations....................................    48
         Statement of Additional Information
               Table of Contents.......................................    55
         Appendix A
               Description of Underlying Investment Options............    A1
         Appendix B
               Surrender Charge for Excess Withdrawals Example.........    B1
         Appendix C
               The Fixed Account II....................................    C1
         Appendix D
               Fixed Interest Division.................................    D1
         Appendix E
               Withdrawal Adjustment for 5% Roll-Up Death
                  Benefit Examples.....................................    E1
         Appendix F
               Projected Schedule of ING GET Fund Offerings............    F1
         Appendix G
               Condensed Financial Information.........................    G1

--------------------------------------------------------------------------------
                             INDEX OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

SPECIAL TERM                                   PAGE
Accumulation Unit                               14
Annual Ratchet                                  35
Annuitant                                       21
Annuity Start Date                              20
Cash Surrender Value                            25
Contract Date                                   20
Contract Owner                                  20
Contract Value                                  25
Contract Year                                   20
Earnings Multiplier Benefit                     36
Free Withdrawal Amount                          39
GET Fund                                        18
Net Investment Factor                           14
Restricted Funds                                18
5% Roll-up                                      34
Special Funds                                   19
Standard Death Benefit                          33


The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:

TERM USED IN THIS PROSPECTUS            CORRESPONDING TERM USED IN THE CONTRACT
Accumulation Unit Value                 Index of Investment Experience
Annuity Start Date                      Annuity Commencement Date
Contract Owner                          Owner or Certificate Owner
Contract Value                          Accumulation Value
Transfer Charge                         Excess Allocation Charge
Fixed Interest Allocation               Fixed Allocation
Free Look Period                        Right to Examine Period
Guaranteed Interest Period              Guarantee Period
Subaccount(s)                           Division(s)
Net Investment Factor                   Experience Factor
Regular Withdrawals                     Conventional Partial Withdrawals
Withdrawals                             Partial Withdrawals



The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:

TERM USED IN THIS PROSPECTUS            CORRESPONDING TERM USED IN THE CONTRACT
Accumulation Unit Value                 Index of Investment Experience
Annuity Start Date                      Annuity Commencement Date
Contract Owner                          Owner or Certificate Owner
Contract Value                          Accumulation Value
Transfer Charge                         Excess Allocation Charge
Fixed Interest Allocation               Fixed Allocation
Free Look Period                        Right to Examine Period
Guaranteed Interest Period              Guarantee Period
Subaccount(s)                           Division(s)
Net Investment Factor                   Experience Factor
Regular Withdrawals                     Conventional Partial Withdrawals
Withdrawals                             Partial Withdrawals

--------------------------------------------------------------------------------
                                FEES AND EXPENSES
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES*

     Surrender Charge:

        COMPLETE YEARS ELAPSED          0    1    2    3+
           SINCE PREMIUM PAYMENT
        SURRENDER CHARGE                6%   5%   4%   0%

     Transfer Charge.........................................  $25 per transfer, if you make more than 12 transfers in a contract year **

     * If you invested in a Fixed Interest Allocation, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your contract value and/or your transfer or surrender amount.

     **   We currently do not impose this charge, but may do so in the future.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE*

      Administrative Charge.............................................  $30
      (We waive this charge if the total of your premium payments is $50,000 or more or if your contract value at the end of a contract year is $50,000 or more.)

     * We deduct this charge on each contract anniversary and on surrender. There is currently no Administrative Charge during the income phase. We reserve the right to impose a charge of up to 0.25% during the income phase in the future. If we are imposing this charge when you enter the income phase, it will apply to you during the entire income phase.

SEPARATE ACCOUNT ANNUAL CHARGES*

     -------------------------------------------------------------------------------------------
                                                      OPTION           OPTION          OPTION
                                                     PACKAGE I       PACKAGE II      PACKAGE III
     -------------------------------------------------------------------------------------------
     Mortality & Expense Risk Charge**                 1.45%            1.65%            1.80%
     Asset-Based Administrative Charge                 0.15%            0.15%            0.15%
        Total                                          1.60%            1.80%            1.95%
     Optional Asset-Based Premium Credit Charge        0.60%            0.60%            0.60%
     Total With Optional Premium Credit Charge         2.20%            2.40%            2.55%
     -------------------------------------------------------------------------------------------
     GET Fund Guarantee Charge***                      0.50%            0.50%            0.50%
     Total With Optional Premium Credit Charge
        and GET Fund Guarantee Charge                  2.70%            2.90%            3.05%
     -------------------------------------------------------------------------------------------

     * As a percentage of average daily assets in each subaccount. The Separate Account Annual Charges are deducted daily.

     ** During the income phase, the Mortality & Expense Risk Charge, on an annual basis, is equal to 1.25% of amounts invested in the subaccounts. The Premium Credit Option Charge is also deducted during the income phase, if otherwise applicable.

     *** The GET Fund Guarantee Charge is deducted daily during the guarantee period from amounts allocated to the GET Fund investment option. Please see below for a description of the GET Fund guarantee.

EARNINGS MULTIPLIER BENEFIT RIDER CHARGE*

     Quarterly Charge................................  0.0625% of contract value
                                                       (0.25% annually)

     * We deduct the rider charge from the subaccounts in which you are invested on each quarterly contract anniversary and pro rata on termination of the Contract; if the value in the subaccounts is insufficient, the rider charge will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

                              FUND EXPENSE TABLE(1)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            TOTAL FUND                 NET FUND
                                                                DISTRIBUTION                  ANNUAL                    ANNUAL
                                                                  AND/OR                     EXPENSES       TOTAL      EXPENSES
                                                   INVESTMENT     SERVICE                    WITHOUT       WAIVERS       AFTER
                                                    ADVISORY      (12B-1)       OTHER       WAIVERS OR       OR       WAIVERS OR
Fund Name                                             FEES          FEE        EXPENSES     REDUCTIONS   REDUCTIONS   REDUCTIONS
--------------------------------------------------------------------------------------------------------------------------------
GCG Trust - Core Bond Series(2)                       1.00%        0.00%        0.01%         1.01%         0.00%        1.01%
--------------------------------------------------------------------------------------------------------------------------------
GCG Trust - Eagle Value Equity Series                 0.94%        0.00%        0.01%         0.95%         0.00%        0.95%
--------------------------------------------------------------------------------------------------------------------------------
GCG Trust- International Enhanced EAFE Series
    (Series S)(3)                                     1.00%        0.25%        0.01%         1.26%         0.00%        1.26%
--------------------------------------------------------------------------------------------------------------------------------
GCG Trust- Janus Growth and Income Series             0.90%        0.25%        0.01%         1.11%         0.00%        1.11%
--------------------------------------------------------------------------------------------------------------------------------
GCG Trust- J.P. Morgan Fleming Small Cap Series
    (Series S)(3)                                     1.15%        0.00%        0.01%         1.16%         0.00%        1.16%
--------------------------------------------------------------------------------------------------------------------------------
GCG Trust - Liquid Asset Series                       0.53%        0.00%        0.01%         0.54%         0.00%        0.54%
--------------------------------------------------------------------------------------------------------------------------------
GCG Trust - Research Series                           0.88%        0.00%        0.01%         0.89%         0.00%        0.89%
--------------------------------------------------------------------------------------------------------------------------------
GCG Trust - Total Return Series                       0.88%        0.00%        0.01%         0.89%         0.00%        0.89%
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund (Series II)(4)  0.85%        0.25%        0.59%         1.69%         0.24%        1.45%
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                      0.62%        0.25%        0.26%         1.13%         0.00%        1.13%
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio (Class B)(5)        0.75%        0.25%        1.47%         2.47%         1.27%        1.20%
--------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income Portfolio (Class B)        0.63%        0.25%        0.04%         0.92%         0.00%        0.92%
--------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio (Class B)           1.00%        0.25%        0.04%         1.29%         0.00%        1.29%
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Contrafund(R)Portfolio (Service Class 2)(6)  0.58%        0.25%        0.11%         0.94%         0.00%        0.94%
Fidelity Equity-Income Portfolio (Service Class 2)(6) 0.48%        0.25%        0.11%         0.84%         0.00%        0.84%
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Growth Portfolio (Service Class 2)(6)        0.58%        0.25%        0.10%         0.93%         0.00%        0.93%
--------------------------------------------------------------------------------------------------------------------------------
ING GET Fund                                          0.60%        0.25%        0.15%         1.00%         0.00%        1.00%
--------------------------------------------------------------------------------------------------------------------------------
ING J.P. Morgan MidCap Value Portfolio
    (Service Class) (7)                               0.75%        0.25%        0.35%         1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------------------------------------
ING MFS Capital Opportunities Portfolio               0.65%        0.00%        0.25%         0.90%         0.00%        0.90%
--------------------------------------------------------------------------------------------------------------------------------
ING MFS Global Growth Portfolio (Service Class)(7)    0.60%        0.25%        0.60%         1.45%         0.00%        1.45%
--------------------------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock Portfolio (Service Class)(7)  0.60%        0.25%        0.35%         1.20%         0.00%        1.20%
--------------------------------------------------------------------------------------------------------------------------------
ING VP Convertible Portfolio (Class S)(8)             0.75%        0.25%        6.33%         7.33%         6.23%        1.10%
--------------------------------------------------------------------------------------------------------------------------------
ING VP Index Plus LargeCap Portfolio (Class S)(9)     0.35%        0.25%        0.09%         0.69%         0.00%        0.69%
--------------------------------------------------------------------------------------------------------------------------------
ING VP Index Plus MidCap Portfolio (Class S) (9)      0.40%        0.25%        0.15%         0.80%         0.00%        0.80%
--------------------------------------------------------------------------------------------------------------------------------
ING VP Index Plus SmallCap Portfolio (Class S)(9)     0.40%        0.25%        0.31%         0.96%         0.11%        0.85%
--------------------------------------------------------------------------------------------------------------------------------
ING VP LargeCap Growth Portfolio (Class S) (8)        0.75%        0.25%        6.19%         7.19%         6.09%        1.10%
--------------------------------------------------------------------------------------------------------------------------------
ING VP Large Company Value Portfolio (Class S)(8)     0.75%        0.25%        7.57%         8.57%         7.47%        1.10%
--------------------------------------------------------------------------------------------------------------------------------
ING VP MagnaCap Portfolio (Class S)(8)                0.75%        0.25%        0.53%         1.53%         0.43%        1.10%
--------------------------------------------------------------------------------------------------------------------------------
ING VP Value Opportunity Portfolio (Class S) (9)      0.60%        0.25%        0.11%         0.96%         0.00%        0.96%
--------------------------------------------------------------------------------------------------------------------------------
ING VP Worldwide Growth Portfolio(8)                  1.00%        0.25%        1.72%         2.97%         1.74%        1.23%
--------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Financial Services Fund (10)            0.75%        0.00%        0.32%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Health Sciences Fund(10)                0.75%        0.00%        0.31%         1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF- Leisure Fund(10)                         0.75%        0.00%        0.64%         1.39%         0.00%        1.39%
--------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Utilities Fund(11)                      0.60%        0.00%        0.77%         1.37%         0.00%        1.37%
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series - Worldwide Growth Portfolio
    (Service Shares)(12)                              0.65%        0.25%        0.04%         0.94%                      0.94%
--------------------------------------------------------------------------------------------------------------------------------
PIMCO High Yield Portfolio(13)                        0.25%        0.15%        0.36%         0.76%         0.01%        0.75%
--------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio (Class II)                 0.65%        0.25%        0.14%         1.04%         0.00%        1.04%
--------------------------------------------------------------------------------------------------------------------------------
Pioneer Small Company VCT Portfolio (Class II)(14)    0.75%        0.25%        5.71%         6.71%         5.03%        1.68%
--------------------------------------------------------------------------------------------------------------------------------
Prudential Series - Jennison Portfolio (Class II)     0.60%        0.25%        0.19%         1.04%         0.00%        1.04%
--------------------------------------------------------------------------------------------------------------------------------
Prudential Series - SP Jennison International
--------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio (Class II)(15)                       0.85%        0.25%        1.16%         2.26%         0.00%        2.26%
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT - Growth and Income Fund (Class 1B)(16)     0.46%        0.25%        0.05%         0.76%         0.00%        0.76%
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT - International Growth and Income Fund
    (Class 1B) (16)                                   0.80%        0.25%        0.18%         1.23%         0.00%        1.23%
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II (Class 1B) (16)             0.70%        0.25%        0.92%         1.87%         0.00%        1.87%
--------------------------------------------------------------------------------------------------------------------------------
UBS Tactical Allocation Portfolio (Class 1)           0.50%        0.25%        0.17%         0.92%         0.00%        0.92%
--------------------------------------------------------------------------------------------------------------------------------

Footnotes to the "Fund Expense Table"

     (1) The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in this Fund Expense Table and the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above. See "Fees - Fund Expenses" for additional information.

     (2)  Annualized.

     (3)  Estimated investment advisory fee for year 2002.

     (4) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I or Series II shares to the extent necessary to limit Total Fund Annual Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Series II Total Fund Annual Expenses to 1.45%. Management (Advisory) Fees and 12b-1 Fee were 0.71% and 0.15%, respectively, after fee waivers and reimbursements.

     (5) The investment adviser has agreed to waive its fees and reimburse the Portfolio to limit total expenses to 1.20% through April 30, 2002. Including the reimbursements and waivers the Management (Advisory) Fees, Other Expenses and Total Net Fund Annual Expenses were 0.00%, 0.95%, and 1.20%, respectively, for the year ended December 31, 2001. Fees and Expenses Waived or Reimbursed and Total Net Fund Annual Expenses shown in the above table have been restated to reflect the change in the expense limitation from 1.20% to 1.45% effective May 1, 2002.

     (6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

     (7) Other Expenses shown in the above table are based on estimated amounts for the current fiscal year and include a Shareholder Services fee of 0.25%.

     (8) ING Investments, LLC has entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years. The amount of each Portfolio's expenses waived or reimbursed during the last fiscal year by ING Investments, LLC is shown under the heading "Fees and Expenses Waived or Reimbursed" in the table above. For the Emerging Markets Fund and Natural Resources Trust, the expense limits will continue through at least July 26, 2002. For the Worldwide Growth Portfolio, the expense limits will continue through at least December 31, 2002. For the remaining ING VP portfolios, the expense limits will continue through at least October 31, 2002.

     (9) The table above shows the estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. Because Class S shares are new, these estimates are based on each Portfolio's actual operating expenses for Class R shares for the Portfolios' most recently completed fiscal year and fee waivers to which the investment adviser has agreed for each Portfolio. Because Class S shares are new, Other Expenses is the amount of Other Expenses incurred by Class R shareholders for the year ended December 31, 2001. ING Investments, LLC, the investment adviser to each Portfolio, has entered into written expense limitation agreements with each Portfolio (except Balanced, Growth and Income, Bond and Money Market) under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years. The amount of each Portfolio's expenses waived or reimbursed during the last fiscal year by the Portfolio's investment adviser is shown under the heading "Fees and Expenses Waived or Reimbursed" in the table above. For each Portfolio, the expense limits will continue through at least December 31, 2002.

     (10) The Fund's actual Other Expenses and Total Fund Annual Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement.

     (11) Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the Fund's Other Expenses and Total Fund Annual Expenses for the fiscal year ended December 31, 2001 were 0.55% and 1.15%, respectively, of the Fund's average net assets.

     (12) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. All expenses are shown without the effect of any expense offset arrangements. The fees and expenses listed above were determined based on net assets as of the fiscal year ended October 31, 2001.

     (13) "Other Expenses" reflects a 0.35% administrative fee, a 0.15% service fee, and a 0.01% representing the Portfolio's pro rate Trustees' Fee. PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% of average daily net assets. Without such reduction, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.76%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

     (14) The Total Net Fund Annual Expenses in the table above reflect the expense limitation in effect through December 31, 2002 under which Pioneer has agreed not to impose all or a portion of its management fee and if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares; the portion of the portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. The Portfolio commenced operations on January 19, 2001, therefore expenses shown above are annualized. Including the reimbursements and waivers applied by Pioneer, the Management (Advisory) Fees, Other Expenses and Total Fund Annual Expenses for the year ended December 31, 2001 were 0.00%, 1.25%, and 1.25%, respectively, for Class I Shares and 0.00%, 1.43%, and 1.68%, respectively, for Class II Shares.

     (15) For the year ended December 31, 2001, the Portfolio's investment adviser voluntarily subsidized a portion of the Portfolio's total expenses. This subsidy is not reflected in the table above. Had this subsidy of 0.62% been reflected above, Total Net Fund Annual Expenses would have been 1.64%.

     (16) Reflects an increase in 12b-1 fees payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares of 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.22% of average net assets.

THE PURPOSE OF THE FOREGOING TABLES IS TO HELP YOU UNDERSTAND THE VARIOUS COSTS AND EXPENSES THAT YOU WILL BEAR DIRECTLY AND INDIRECTLY. SEE THE PROSPECTUSES OF THE ING GET FUND, ING VARIABLE PORTFOLIOS, INC., AIM VARIABLE INSURANCE FUNDS, ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC., UBS SERIES TRUST, FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE GCG TRUST, INVESCO VARIABLE INVESTMENT FUNDS, INC., JANUS ASPEN SERIES, ING VARIABLE INSURANCE TRUST, ING VARIABLE PRODUCTS TRUST, THE PIMCO VARIABLE INSURANCE TRUST, PIONEER VARIABLE CONTRACTS TRUST, ING PARTNERS, INC., THE PRUDENTIAL SERIES FUND, INC. AND PUTNAM VARIABLE TRUST FOR ADDITIONAL INFORMATION ON MANAGEMENT OR ADVISORY FEES AND IN SOME CASES ON OTHER PORTFOLIO EXPENSES.

Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the tables above or in the examples below.

EXAMPLES:
The following four examples are designed to show you the expenses you would pay on a $1,000 investment that earns 5% annually. Each example assumes election of Option Package III. The examples reflect the deduction of a mortality and expense risk charge, an asset-based administrative charge, and the annual contract administrative charge as an annual charge of 0.04% of assets (based on an average contract value of $68,000). Expenses for the GET Fund also reflect the asset-based GET Fund guarantee charge of 0.50% of assets in the GET Fund. Because a GET Fund series has a five year period to maturity, no GET Fund expenses are shown in the 10 year expense column for the GET Fund. Examples 1 and 2 also assume you elected the earnings multiplier benefit rider with a charge of 0.25% of the contract value annually. Each example also assumes that any applicable expense reimbursements of underlying portfolio expenses will continue for the periods shown. If Option Package I or II is elected instead of Option Package III used in the examples, the actual expenses will be less than those represented in the examples. Note that surrender charges may apply if you choose to annuitize your Contract within the first 3 contract years. Thus, in the event you annuitize your Contract under circumstances which require a surrender charge, you should refer to Examples 1 and 3 below which assume applicable surrender charges.

Example 1:
If you surrender your Contract at the end of the applicable time period and elected the premium credit and the earnings multiplier benefit rider, you would pay the following expenses for each $1,000 invested:

-----------------------------------------------------------------------------------------
                                       1 YEAR        3 YEARS        5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------

GCG TRUST
Core Bond                               $ 99           $161          $205          $429
-----------------------------------------------------------------------------------------
International Enhanced EAFE             $102           $168          $216          $451
-----------------------------------------------------------------------------------------
J.P. Morgan Fleming Small Cap Equity    $101           $165          $212          $442
-----------------------------------------------------------------------------------------
Janus Growth and Income                 $101           $164          $209          $438
-----------------------------------------------------------------------------------------
Liquid Asset                            $ 95           $147          $182          $386
-----------------------------------------------------------------------------------------
Research                                $ 98           $157          $199          $418
-----------------------------------------------------------------------------------------
Total Return                            $ 98           $157          $199          $418
-----------------------------------------------------------------------------------------
Value Equity                            $ 99           $159          $202          $424
-----------------------------------------------------------------------------------------

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Dent Demographic Trends        $104           $174          $225          $467
-----------------------------------------------------------------------------------------
AIM V.I. Growth                         $101           $164          $210          $440
-----------------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
AllianceBernstein Value                 $114           $203          $272          $549
-----------------------------------------------------------------------------------------
Alliance Growth and Income              $ 99           $158          $200          $421
-----------------------------------------------------------------------------------------
Alliance Premier Growth                 $102           $169          $218          $454
-----------------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS
-----------------------------------------------------------------------------------------
Fidelity VIP Growth                     $ 99           $158          $201          $422
-----------------------------------------------------------------------------------------
Fidelity VIP Equity-Income              $ 98           $156          $196          $414
-----------------------------------------------------------------------------------------
Fidelity VIP Contrafund                 $ 99           $159          $201          $423
-----------------------------------------------------------------------------------------

ING GET FUND
ING GET Fund                            $104           $171          $221          N/A

ING PARTNERS, INC.
-----------------------------------------------------------------------------------------
ING JP Morgan Mid Cap Value             $103           $171          $221          $459
-----------------------------------------------------------------------------------------
ING MFS Capital Opportunities           $ 98           $157          $199          $419
-----------------------------------------------------------------------------------------
ING MFS Global Growth                   $104           $174          $225          $467
-----------------------------------------------------------------------------------------
ING Van Kampen Comstock                 $101           $166          $214          $446
-----------------------------------------------------------------------------------------

ING VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------
ING VP Worldwide Growth                 $102           $167          $215          $448
-----------------------------------------------------------------------------------------

ING VARIABLE PORTFOLIOS, INC.
ING VP Index Plus LargeCap              $ 96           $151          $189          $400
-----------------------------------------------------------------------------------------
ING VP Index Plus MidCap                $ 97           $154          $194          $410
-----------------------------------------------------------------------------------------
ING VP Index Plus SmallCap              $ 98           $156          $197          $414
-----------------------------------------------------------------------------------------
ING VP Value Opportunity                $ 99           $159          $202          $424
-----------------------------------------------------------------------------------------

                                       6

-----------------------------------------------------------------------------------------
                                       1 YEAR        3 YEARS        5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------

ING VARIABLE PRODUCTS TRUST
ING VP Convertible                      $100           $163          $209          $437
-----------------------------------------------------------------------------------------
ING VP Large Company Value              $100           $163          $209          $437
-----------------------------------------------------------------------------------------
ING VP LargeCap Growth                  $100           $163          $209          $437
-----------------------------------------------------------------------------------------
ING VP MagnaCap                         $100           $163          $209          $437
-----------------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF-Financial Services          $100           $162          $207          $434
-----------------------------------------------------------------------------------------
INVESCO VIF-Health Sciences             $100           $162          $207          $433
-----------------------------------------------------------------------------------------
INVESCO VIF-Leisure                     $103           $172          $223          $462
-----------------------------------------------------------------------------------------
INVESCO VIF-Utilities                   $103           $171          $222          $461
-----------------------------------------------------------------------------------------

JANUS ASPEN SERIES
Janus Aspen Series Worldwide Growth     $ 99           $159          $201          $423

PIMCO VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------
PIMCO High Yield                        $ 97           $153          $192          $405
-----------------------------------------------------------------------------------------

PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT                        $100           $162          $206          $432
-----------------------------------------------------------------------------------------
Pioneer Small Company VCT               $106           $180          $236          $487
-----------------------------------------------------------------------------------------

PRUDENTIAL SERIES FUND, INC.
Jennison                                $100           $162          $206          $432
-----------------------------------------------------------------------------------------
SP Jennison International Growth        $112           $197          $263          $533
-----------------------------------------------------------------------------------------

PUTNAM VARIABLE TRUST
Putnam VT Growth and Income             $ 97           $153          $192          $406
-----------------------------------------------------------------------------------------
Putnam VT International Growth and
   Income                               $102           $167          $215          $448
-----------------------------------------------------------------------------------------
Putnam VT Voyager  II                   $108           $186          $245          $502

UBS SERIES TRUST
-----------------------------------------------------------------------------------------
UBS Tactical Allocation                 $ 99           $158          $200          $421
-----------------------------------------------------------------------------------------

Example 2:
If you do not surrender your Contract at the end of the applicable time period and elected the premium credit and the earnings multiplier benefit rider, you would pay the following expenses for each $1,000 invested:

-----------------------------------------------------------------------------------------
                                       1 YEAR        3 YEARS        5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------

GCG TRUST
Core Bond                                $39           $121          $205          $429
-----------------------------------------------------------------------------------------
International Enhanced EAFE              $42           $128          $216          $451
-----------------------------------------------------------------------------------------
J.P. Morgan Fleming Small Cap Equity     $41           $125          $212          $442
-----------------------------------------------------------------------------------------
Janus Growth and Income                  $41           $124          $209          $438
-----------------------------------------------------------------------------------------
Liquid Asset                             $35           $107          $182          $386
-----------------------------------------------------------------------------------------
Research                                 $38           $117          $199          $418
-----------------------------------------------------------------------------------------
Total Return                             $38           $117          $199          $418
-----------------------------------------------------------------------------------------
Value Equity                             $39           $119          $202          $424
-----------------------------------------------------------------------------------------

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Dent Demographic Trends         $44           $134          $225          $467
-----------------------------------------------------------------------------------------
AIM V.I. Growth                          $41           $124          $210          $440
-----------------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
AllianceBernstein Value                  $54           $163          $272          $549
-----------------------------------------------------------------------------------------
Alliance Growth and Income               $39           $118          $200          $421
-----------------------------------------------------------------------------------------
Alliance Premier Growth                  $42           $129          $218          $454

FIDELITY VARIABLE INSURANCE PRODUCTS
-----------------------------------------------------------------------------------------
Fidelity VIP Growth                      $39           $118          $201          $422
-----------------------------------------------------------------------------------------
Fidelity VIP Equity-Income               $38           $116          $196          $414
-----------------------------------------------------------------------------------------
Fidelity VIP Contrafund                  $39           $119          $201          $423
-----------------------------------------------------------------------------------------

ING GET FUND
ING GET Fund                             $44           $131          $221          N/A

ING PARTNERS, INC.
-----------------------------------------------------------------------------------------
ING JP Morgan Mid Cap Value              $43           $131          $221          $459
-----------------------------------------------------------------------------------------
ING MFS Capital Opportunities            $38           $117          $199          $419
-----------------------------------------------------------------------------------------
ING MFS Global Growth                    $44           $134          $225          $467
-----------------------------------------------------------------------------------------
ING Van Kampen Comstock                  $41           $126          $214          $446

ING VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------
ING VP Worldwide Growth                  $42           $127          $215          $448
-----------------------------------------------------------------------------------------

ING VARIABLE PORTFOLIOS, INC.
ING VP Index Plus LargeCap               $36           $111          $189          $400
-----------------------------------------------------------------------------------------
ING VP Index Plus MidCap                 $37           $114          $194          $410
-----------------------------------------------------------------------------------------
ING VP Index Plus SmallCap               $38           $116          $197          $414
-----------------------------------------------------------------------------------------
ING VP Value Opportunity                 $39           $119          $202          $424
-----------------------------------------------------------------------------------------

ING VARIABLE PRODUCTS TRUST
ING VP Convertible                       $40           $123          $209          $437
-----------------------------------------------------------------------------------------
ING VP Large Company Value               $40           $123          $209          $437
-----------------------------------------------------------------------------------------
ING VP LargeCap Growth                   $40           $123          $209          $437
-----------------------------------------------------------------------------------------
ING VP MagnaCap                          $40           $123          $209          $437
-----------------------------------------------------------------------------------------

                                       8

-----------------------------------------------------------------------------------------
                                       1 YEAR        3 YEARS        5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF-Financial Services           $40           $122          $207          $434
-----------------------------------------------------------------------------------------
INVESCO VIF-Health Sciences              $40           $122          $207          $433
-----------------------------------------------------------------------------------------
INVESCO VIF-Leisure                      $43           $132          $223          $462
-----------------------------------------------------------------------------------------
INVESCO VIF-Utilities                    $43           $131          $222          $461
-----------------------------------------------------------------------------------------

JANUS ASPEN SERIES
Janus Aspen Series Worldwide Growth      $39           $119          $201          $423

PIMCO VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------
PIMCO High Yield                         $37           $113          $192          $405
-----------------------------------------------------------------------------------------

PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT                         $40           $122          $206          $432
-----------------------------------------------------------------------------------------
Pioneer Small Company VCT                $46           $140          $236          $487
-----------------------------------------------------------------------------------------

PRUDENTIAL SERIES FUND, INC.
Jennison                                 $40           $122          $206          $432
-----------------------------------------------------------------------------------------
SP Jennison International Growth         $52           $157          $263          $533
-----------------------------------------------------------------------------------------

PUTNAM VARIABLE TRUST
Putnam VT Growth and Income              $37           $113          $192          $406
-----------------------------------------------------------------------------------------
Putnam VT International Growth and
   Income                                $42           $127          $215          $448
-----------------------------------------------------------------------------------------
Putnam VT Voyager  II                    $48           $146          $245          $502

UBS SERIES TRUST
-----------------------------------------------------------------------------------------
UBS Tactical Allocation                  $39           $118          $200          $421
-----------------------------------------------------------------------------------------

Example 3:
If you surrender your Contract at the end of the applicable time period and did not elect the premium credit and the earnings multiplier benefit rider, you would pay the following expenses for each $1,000 invested:

-----------------------------------------------------------------------------------------
                                       1 YEAR        3 YEARS        5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------

GCG TRUST
Core Bond                                $90           $133           $158          $332
-----------------------------------------------------------------------------------------
International Enhanced EAFE              $93           $140           $170          $355
-----------------------------------------------------------------------------------------
J.P. Morgan Fleming Small Cap Equity     $92           $137           $165          $346
-----------------------------------------------------------------------------------------
Janus Growth and Income                  $91           $136           $163          $341
-----------------------------------------------------------------------------------------
Liquid Asset                             $86           $119           $135          $287
-----------------------------------------------------------------------------------------
Research                                 $89           $129           $152          $320
-----------------------------------------------------------------------------------------
Total Return                             $89           $129           $152          $320
-----------------------------------------------------------------------------------------
Value Equity                             $90           $131           $155          $326
-----------------------------------------------------------------------------------------

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Dent Demographic Trends         $95           $146           $179          $372
-----------------------------------------------------------------------------------------
AIM V.I. Growth                          $91           $136           $163          $343
-----------------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
AllianceBernstein Value                  $105          $175           $226          $458
-----------------------------------------------------------------------------------------
Alliance Growth and Income               $89           $130           $153          $323
-----------------------------------------------------------------------------------------
Alliance Premier Growth                  $93           $141           $171          $358

FIDELITY VARIABLE INSURANCE PRODUCTS
-----------------------------------------------------------------------------------------
Fidelity VIP Growth                      $90           $130           $154          $324
-----------------------------------------------------------------------------------------
Fidelity VIP Equity-Income               $89           $128           $149          $316
-----------------------------------------------------------------------------------------
Fidelity VIP Contrafund                  $90           $131           $154          $325
-----------------------------------------------------------------------------------------

ING GET FUND
ING GET Fund                             $95           $147           $181          N/A

ING PARTNERS, INC.
-----------------------------------------------------------------------------------------
ING JP Morgan Mid Cap Value              $94           $143           $174          $363
-----------------------------------------------------------------------------------------
ING MFS Capital Opportunities            $89           $129           $152          $321
-----------------------------------------------------------------------------------------
ING MFS Global Growth                    $95           $146           $179          $372
-----------------------------------------------------------------------------------------
ING Van Kampen Comstock                  $92           $138           $167          $349

ING VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------
ING VP Worldwide Growth                  $92           $139           $168          $352
-----------------------------------------------------------------------------------------

ING VARIABLE PORTFOLIOS, INC.
ING VP Index Plus LargeCap               $87           $123           $142          $301
-----------------------------------------------------------------------------------------
ING VP Index Plus MidCap                 $88           $127           $147          $312
-----------------------------------------------------------------------------------------
ING VP Index Plus SmallCap               $89           $128           $150          $317
-----------------------------------------------------------------------------------------
ING VP Value Opportunity                 $90           $131           $155          $327
-----------------------------------------------------------------------------------------

ING VARIABLE PRODUCTS TRUST
ING VP Convertible                       $91           $135           $162          $340
-----------------------------------------------------------------------------------------
ING VP Large Company Value               $91           $135           $162          $340
-----------------------------------------------------------------------------------------
ING VP LargeCap Growth                   $91           $135           $162          $340
-----------------------------------------------------------------------------------------
ING VP MagnaCap                          $91           $135           $162          $340
-----------------------------------------------------------------------------------------

                                       10

-----------------------------------------------------------------------------------------
                                       1 YEAR        3 YEARS        5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF-Financial Services           $91           $135           $161          $337
-----------------------------------------------------------------------------------------
INVESCO VIF-Health Sciences              $91           $134           $160          $336
-----------------------------------------------------------------------------------------
INVESCO VIF-Leisure                      $94           $144           $176          $367
-----------------------------------------------------------------------------------------
INVESCO VIF-Utilities                    $94           $143           $175          $365
-----------------------------------------------------------------------------------------

JANUS ASPEN SERIES
Janus Aspen Series Worldwide Growth      $90           $131           $154          $325

PIMCO VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------
PIMCO High Yield                         $88           $125           $145          $307
-----------------------------------------------------------------------------------------

PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT                         $91           $134           $159          $335
-----------------------------------------------------------------------------------------
Pioneer Small Company VCT                $97           $152           $190          $392
-----------------------------------------------------------------------------------------

PRUDENTIAL SERIES FUND, INC.
Jennison                                 $91           $134           $159          $335
-----------------------------------------------------------------------------------------
SP Jennison International Growth         $103          $169           $217          $441
-----------------------------------------------------------------------------------------

PUTNAM VARIABLE TRUST
Putnam VT Growth and Income              $88           $125           $145          $308
-----------------------------------------------------------------------------------------
Putnam VT International Growth and       $92           $139           $168          $352
   Income
-----------------------------------------------------------------------------------------
Putnam VT Voyager  II                    $99           $158           $199          $409

UBS SERIES TRUST
-----------------------------------------------------------------------------------------
UBS Tactical Allocation                  $89           $130           $153          $323
-----------------------------------------------------------------------------------------

Example 4:
If you do not surrender your Contract at the end of the applicable time period and did not elect the premium credit and the earnings multiplier benefit rider, you would pay the following expenses for each $1,000 invested:

-----------------------------------------------------------------------------------------
                                       1 YEAR        3 YEARS        5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------

GCG TRUST
Core Bond                                $30           $ 93           $158          $332
-----------------------------------------------------------------------------------------
International Enhanced EAFE              $33           $100           $170          $355
-----------------------------------------------------------------------------------------
J.P. Morgan Fleming Small Cap Equity     $32           $ 97           $165          $346
-----------------------------------------------------------------------------------------
Janus Growth and Income                  $31           $ 96           $163          $341
-----------------------------------------------------------------------------------------
Liquid Asset                             $26           $ 79           $135          $287
-----------------------------------------------------------------------------------------
Research                                 $29           $ 89           $152          $320
-----------------------------------------------------------------------------------------
Total Return                             $29           $ 89           $152          $320
-----------------------------------------------------------------------------------------
Value Equity                             $30           $ 91           $155          $326
-----------------------------------------------------------------------------------------

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Dent Demographic Trends         $35           $106           $179          $372
-----------------------------------------------------------------------------------------
AIM V.I. Growth                          $31           $ 96           $163          $343
-----------------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
AllianceBernstein Value                  $45           $135           $226          $458
-----------------------------------------------------------------------------------------
Alliance Growth and Income               $29           $ 90           $153          $323
-----------------------------------------------------------------------------------------
Alliance Premier Growth                  $33           $101           $171          $358

FIDELITY VARIABLE INSURANCE PRODUCTS
-----------------------------------------------------------------------------------------
Fidelity VIP Growth                      $30           $ 90           $154          $324
-----------------------------------------------------------------------------------------
Fidelity VIP Equity-Income               $29           $ 88           $149          $316
-----------------------------------------------------------------------------------------
Fidelity VIP Contrafund                  $30           $ 91           $154          $325
-----------------------------------------------------------------------------------------

ING GET FUND
ING GET Fund                             $35           $107           $181          N/A

ING PARTNERS, INC.
-----------------------------------------------------------------------------------------
ING JP Morgan Mid Cap Value              $34           $103           $174          $363
-----------------------------------------------------------------------------------------
ING MFS Capital Opportunities            $29           $ 89           $152          $321
-----------------------------------------------------------------------------------------
ING MFS Global Growth                    $35           $106           $179          $372
-----------------------------------------------------------------------------------------
ING Van Kampen Comstock                  $32           $ 98           $167          $349

ING VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------
ING VP Worldwide Growth                  $32           $ 99           $168          $352
-----------------------------------------------------------------------------------------

ING VARIABLE PORTFOLIOS, INC.
ING VP Index Plus LargeCap               $27           $ 83           $142          $301
-----------------------------------------------------------------------------------------
ING VP Index Plus MidCap                 $28           $ 87           $147          $312
-----------------------------------------------------------------------------------------
ING VP Index Plus SmallCap               $29           $ 88           $150          $317
-----------------------------------------------------------------------------------------
ING VP Value Opportunity                 $30           $ 91           $155          $327
-----------------------------------------------------------------------------------------

ING VARIABLE PRODUCTS TRUST
ING VP Convertible                       $31           $ 95           $162          $340
-----------------------------------------------------------------------------------------
ING VP Large Company Value               $31           $ 95           $162          $340
-----------------------------------------------------------------------------------------
ING VP LargeCap Growth                   $31           $ 95           $162          $340
-----------------------------------------------------------------------------------------
ING VP MagnaCap                          $31           $ 95           $162          $340
-----------------------------------------------------------------------------------------

                                       12

-----------------------------------------------------------------------------------------
                                       1 YEAR        3 YEARS        5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF-Financial Services           $31           $ 95           $161          $337
-----------------------------------------------------------------------------------------
INVESCO VIF-Health Sciences              $31           $ 94           $160          $336
-----------------------------------------------------------------------------------------
INVESCO VIF-Leisure                      $34           $104           $176          $367
-----------------------------------------------------------------------------------------
INVESCO VIF-Utilities                    $34           $103           $175          $365
-----------------------------------------------------------------------------------------

JANUS ASPEN SERIES
Janus Aspen Series Worldwide Growth      $30           $ 91           $154          $325

PIMCO VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------
PIMCO High Yield                         $28           $ 85           $145          $307
-----------------------------------------------------------------------------------------

PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT                         $31           $ 94           $159          $335
-----------------------------------------------------------------------------------------
Pioneer Small Company VCT                $37           $112           $190          $392
-----------------------------------------------------------------------------------------

PRUDENTIAL SERIES FUND, INC.
Jennison                                 $31           $ 94           $159          $335
-----------------------------------------------------------------------------------------
SP Jennison International Growth         $43           $129           $217          $441
-----------------------------------------------------------------------------------------

PUTNAM VARIABLE TRUST
Putnam VT Growth and Income              $28           $ 85           $145          $308
-----------------------------------------------------------------------------------------
Putnam VT International Growth and       $32           $ 99           $168          $352
   Income
-----------------------------------------------------------------------------------------
Putnam VT Voyager  II                    $39           $118           $199          $409

UBS SERIES TRUST
-----------------------------------------------------------------------------------------
UBS Tactical Allocation                  $29           $ 90           $153          $323
-----------------------------------------------------------------------------------------

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN SUBJECT TO THE TERMS OF YOUR CONTRACT.

Compensation is paid for the sale of the Contracts. For information about this compensation, see "Selling the Contract."

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

ACCUMULATION UNIT
We use accumulation units to calculate the value of a Contract. Each subaccount of Separate Account B has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

THE NET INVESTMENT FACTOR
The Net Investment Factor is an index number which reflects certain charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated for each subaccount as follows:

     1) We take the net asset value of the subaccount at the end of each business day.

     2) We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.

     3) We divide (2) by the net asset value of the subaccount at the end of the preceding business day.

     4) We then subtract the applicable daily mortality and expense risk charge, the daily asset-based administrative charge and the daily premium credit option charge, if applicable, from the subaccount and, for the GET Fund subaccount only, the daily GET Fund guarantee charge.

Calculations for the subaccounts are made on a per share basis.

CONDENSED FINANCIAL INFORMATION

Tables containing (i) the Accumulation Unit Value history of each subaccount of Golden American Separate Account B offered in this prospectus and (ii) the total investment value history of each such subaccount are presented in Appendix G - Condensed Financial Information. We present sets of tables for each category for which contracts have been issued to reflect the varying death benefit and mortality and expense risk charges which affect accumulation value.

FINANCIAL STATEMENTS
The audited financial statements of Separate Account B for the year ended December 31, 2001 are included in the Statement of Additional Information. The audited consolidated financial statements of Golden American for the years ended December 31, 2001, 2000 and 1999 are included in the Statement of Additional Information.

PERFORMANCE INFORMATION
From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate Account B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Liquid Asset subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long Separate Account B has been investing in the portfolio. We may show other total returns for periods of less than one year. Total return figures will be based on the actual historic performance of the subaccounts of Separate Account B, assuming an investment at the beginning of the period when the separate account first invested in the portfolio and withdrawal of the investment at the end of the period, adjusted to reflect the deduction of all applicable portfolio and current contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge. In addition, we may present historic performance data for the investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account B. This data is designed to show the performance that would have resulted if the Contract had been in existence before the separate account began investing in the portfolios.

Current yield for the Liquid Asset subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Liquid Asset subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period, assuming no surrender. YOU SHOULD BE AWARE THAT THERE IS NO GUARANTEE THAT THE LIQUID ASSET SUBACCOUNT WILL HAVE A POSITIVE OR LEVEL RETURN.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and
(iii) the Consumer Price Index (measure for inflation) to determine the real rate of return of an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

--------------------------------------------------------------------------------
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Golden American Life Insurance Company is a Delaware stock life insurance company, which was originally incorporated in Minnesota on January 2, 1973. Golden American is a wholly owned subsidiary of Equitable Life Insurance Company of Iowa ("Equitable Life"). Equitable Life is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa") which in turn is a wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. Golden American is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. In May 1996, Golden American established a subsidiary, First Golden American Life Insurance Company of New York, which is authorized to sell annuities in New York and Delaware. First Golden was merged into ReliaStar Life Insurance Company of New York, another wholly owned subsidiary of ING and an affiliate, on April 1, 2002. Golden American's consolidated financial statements appear in the Statement of Additional Information.

Equitable of Iowa is the holding company for Equitable Life, Directed Services, Inc., the investment manager of the GCG Trust and the distributor of the Contracts, and other interests. ING also owns ING Investments, LLC and ING Investment Management, LLC, portfolio managers of the GCG Trust, and the investment managers of the ING Variable Insurance Trust and ING Variable Products Trust and ING VP Bond Portfolio, respectively. ING also owns Baring International Investment Limited, another portfolio manager of the GCG Trust.

Our principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

--------------------------------------------------------------------------------
                              THE TRUSTS AND FUNDS
--------------------------------------------------------------------------------

ING GET Fund is an open-end investment company authorized to issue multiple series of shares. Shares of the series are offered to insurance company separate accounts, including Golden American Separate Account B, that fund variable annuity contracts. The address of ING GET Fund is 1475 Dunwoody Drive, West Chester, PA 19380.

ING Variable Portfolios, Inc. is a mutual fund whose shares are offered to insurance company separate accounts, including Golden American Separate Account B, that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. The address of ING Variable Portfolios, Inc. is 151 Farmington Avenue, Hartford, Connecticut 06156-8962.

AIM Variable Insurance Funds is a mutual fund whose shares are currently offered only to insurance company separate accounts. The address of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Variable Products Series Fund, Inc. is also a mutual fund whose shares are available to separate accounts of insurance companies, including Golden American Separate Account B, for both variable annuity contracts and variable life insurance policies. The address of Alliance Variable Products Series Fund, Inc. is P.O. Box 1520, Secausus, NJ 07096-1520.

UBS Series Trust is a mutual fund which offers shares only to insurance company separate accounts, including Golden American Separate Account B, that fund certain variable annuity and variable life insurance contracts. The address of Brinson Series Trust is 51 West 52nd Street, New York, New York 10019-6114.

Fidelity Variable Insurance Products Fund and is also a mutual fund which offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. Fidelity Variable Insurance Products Fund is located at 82 Devonshire Street, Boston, MA 02109.

The GCG Trust is a mutual fund whose shares are offered to separate accounts funding variable annuity and variable life insurance policies offered by Golden American and other affiliated insurance companies. The GCG Trust may also sell its shares to separate accounts of insurance companies not affiliated with Golden American. Pending SEC approval, shares of the GCG Trust may also be sold to certain qualified pension and retirement plans. The address of the GCG Trust is 1475 Dunwoody Drive, West Chester, PA 19380.

INVESCO Variable Investment Funds, Inc. is a mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts. The address of INVESCO Variable Investment Funds, Inc. is P.O. Box 173706, Denver, Colorado 80217-3706.

Janus Aspen Series is a mutual fund whose shares are offered in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans. The address of Janus Aspen Series is 100 Fillmore Street, Denver, Colorado 80206-4928.

The ING Variable Insurance Trust (formerly the ING Variable Insurance Trust) is also a mutual fund whose shares are offered to separate accounts funding variable annuity contracts offered by Golden American and other insurance companies, both affiliated and unaffiliated with Golden American. The address of ING Variable Insurance Trust is 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004.

The ING Variable Products Trust is also a mutual fund whose shares are offered to separate accounts funding variable annuity contracts offered by Golden American and other insurance companies, both affiliated and unaffiliated with Golden American. The address of ING Variable Products Trust is 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004.

The PIMCO Variable Insurance Trust is also a mutual fund whose shares are available to separate accounts of insurance companies, including Golden American, for both variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The address of the PIMCO Variable Insurance Trust is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Pioneer Variable Contracts Trust is an open-end management investment company. Shares of the portfolios are offered primarily to insurance companies to fund the benefits under variable annuity and variable life insurance contracts issued by their companies. The address of Pioneer Variable Contracts Trust is 60 State Street, Boston, Massachusetts 02109.

ING Partners, Inc. is a mutual fund whose shares are offered only to insurance companies to fund benefits under their variable annuity and variable life insurance contracts. The address of Portfolio Partners, Inc. is 151 Farmington Avenue, Hartford, Connecticut 06156-8962.

The Prudential Series Fund, Inc. is also a mutual fund whose shares are available to separate accounts funding variable annuity and variable life insurance polices offered by The Prudential Insurance Company of America, its affiliated insurers and other life insurance companies not affiliated with Prudential, including Golden American. The address of the Prudential Series Fund is 751 Broad Street, Newark, NJ 07102.

Putnam Variable Trust is a mutual fund whose shares are available for purchase by separate accounts of insurance companies. The address of Putnam Variable Trust is One Post Office Square, Boston, Massachusetts 02109.

YOU WILL FIND MORE DETAILED INFORMATION ABOUT THE TRUSTS AND FUNDS IN APPENDIX A -- THE INVESTMENT PORTFOLIOS.

In the event that, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts conflict, we, the Boards of Trustees or Directors of Trusts or Funds, of the Trusts or Funds and any insurance companies participating in the Trusts will monitor events to identify and resolve any material conflicts that may arise.

GET FUND
A GET Fund series may be available during the accumulation phase of the Contract. We make a guarantee, as described below, when you allocate money into a GET Fund series. Each GET Fund series has an offering period of three months which precedes the guarantee period. The GET Fund investment option may not be available under your Contract or in your state.

Various series of the GET Fund may be offered from time to time, and additional charges will apply if you elect to invest in one of these series. Please see Appendix F for a projected schedule of GET Fund Series Offerings. The Company makes a guarantee when you direct money into a GET Fund series. We guarantee that the value of an accumulation unit of the GET Fund subaccount for that series under the Contract on the maturity date will not be less than its value as determined after the close of business on the last day of the offering period for that GET Fund series. If the value on the maturity date is lower than it was on the last day of the offering period, we will add funds to the GET Fund subaccount for that series to make up the difference. This means that if you remain invested in the GET Fund series until the maturity date, at the maturity date, you will receive no less than the value of your separate account investment directed to the GET Fund series as of the last day of the offering period, less any maintenance fees or any amounts you transfer or withdraw from the GET Fund subaccount for that series. The value of dividends and distributions made by the GET Fund series throughout the guarantee period is taken into account in determining whether, for purposes of the guarantee, the value of your GET Fund investment on the maturity date is no less than its value as of the last day of the offering period. The guarantee does not promise that you will earn the fund's minimum targeted return referred to in the investment objective.

If you withdraw or transfer funds from a GET Fund series prior to the maturity date, we will process the transactions at the actual unit value next determined after we receive your request. The guarantee will not apply to these amounts or to amounts deducted as a maintenance fee, if applicable.

Before the maturity date, we will send a notice to each contract owner who has allocated amounts to the GET Fund series. This notice will remind you that the maturity date is approaching and that you must choose other investment options for your GET Fund series amounts. If you do not make a choice, on the maturity date we will transfer your GET Fund series amounts to another available series of the GET Fund that is then accepting deposits. If no GET Fund series is then available, we will transfer your GET Fund series amounts to the fund or funds that we designate. Please see the GET Fund prospectus for a complete description of the GET Fund investment option, including charges and expenses.

RESTRICTED FUNDS
We may designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may establish any such limitation, at our discretion, as a percentage of premium or contract value or as a specified dollar amount and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. We may, with 30 days notice to you, designate any investment portfolio as a Restricted Fund or change the limitations on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. If a change is made with regard to designation as a Restricted Fund or applicable limitations, such change will apply only to transactions effected after such change.

We limit your investment in the Restricted Funds on both an aggregate basis for all Restricted Funds and for each individual Restricted Fund. The aggregate limits for investment in all Restricted Funds are expressed as a percentage of contract value, percentage of premium and maximum dollar amount. Currently, your investment in two or more Restricted Funds would be subject to each of the following three limitations: no more than 30 percent of contract value, up to 100 percent of each premium and no more than $999,999,999. We may change these limits, in our discretion, for new contracts, premiums, transfers or withdrawals.

We also limit your investment in each individual Restricted Fund. The limits for investment in each Restricted Fund are expressed as a percentage of contract value, percentage of premium and maximum dollar amount. Currently, the limits for investment in an individual Restricted Fund are the same as the aggregate limits set forth above. We may change these limits, in our discretion, for new contracts, premiums, transfers or withdrawals.

We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, withdrawals, dollar cost averaging). If the contract value in the Restricted Fund has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of contract value from the Restricted Fund. However, if an aggregate limit has been exceeded, withdrawals must be taken either from the Restricted Funds or taken pro rata from all investment options in which contract value is allocated, so that the percentage of contract value in the Restricted Funds following the withdrawal is less than or equal to the percentage of contract value in the Restricted Funds prior to the withdrawal.

We will not permit a transfer to the Restricted Funds to the extent that it would increase the contract value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above. We will not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total contract value in Restricted Funds, the reallocation will be permitted even if the percentage of contract value in a Restricted Fund is greater than its limit.

Please see "Withdrawals" and "Transfers Among Your Investments" in this prospectus for more information on the effect of Restricted Funds.

--------------------------------------------------------------------------------
                                  SPECIAL FUNDS
--------------------------------------------------------------------------------

We use the term Special Funds in the discussion of the death benefit options. Currently, no subaccounts have been designated as Special Funds. The Company may, at any time, designate new and/or existing subaccounts as a Special Fund with 30 days notice with respect to new premiums added or transfers to such subaccounts. Such subaccounts will include those that, due to their volatility, are excluded from the death benefit guarantees that may otherwise be provided. Allocations to Special Funds will not affect the death benefit that may be available under the earnings multiplier benefit rider. Designation of a subaccount as a Special Fund may vary by benefit. For example, a subaccount may be designated a Special Fund for purposes of calculating one death benefit and not another.

--------------------------------------------------------------------------------
                       GOLDEN AMERICAN SEPARATE ACCOUNT B
--------------------------------------------------------------------------------

Golden American Separate Account B ("Separate Account B") was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 as amended (the "1940 Act"). Separate Account B is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one investment portfolio of a Trust or Fund. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.

NOTE: We currently offer other variable annuity contracts that invest in Separate Account B but are not discussed in this prospectus. Separate Account B may also invest in other investment portfolios which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see "The Annuity Contract -- Addition, Deletion, or Substitution of Subaccounts and Other Changes."

--------------------------------------------------------------------------------
                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available mutual fund portfolios of the Trusts and Funds through Separate Account B. It also provides a means for you to invest in a Fixed
Interest Allocation through the Fixed Account. See Appendix C and the Fixed Account II prospectus for more information on the Fixed Interest Allocation and Fixed Account.

CONTRACT DATE AND CONTRACT YEAR
The date the Contract became effective is the contract date. Each 12-month period following the contract date is a contract year.

ANNUITY START DATE
The annuity start date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the annuity start date. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

CONTRACT OWNER
You are the contract owner. You are also the annuitant unless another annuitant is named in the application. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners.

The death benefit becomes payable when you die. In the case of a sole contract owner who dies before the income phase begins, we will pay the beneficiary the death benefit then due. The sole contract owner's estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the contract owner. In the case of a joint owner of the Contract dying before the income phase begins, we will designate the surviving contract owner as the beneficiary. This will override any previous beneficiary designation.

If the contract owner is a trust and a beneficial owner of the trust has been designated, the beneficial owner will be treated as the contract owner for determining the death benefit. If a beneficial owner is changed or added after the contract date, this will be treated as a change of contract owner for determining the death benefit (likely a taxable event). If no beneficial owner of the Trust has been designated, the availability of enhanced death benefit will be based on the age of the annuitant at the time you purchase the Contract.

     JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the death benefit will be payable. Joint owners may only select Option Package I.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the death benefit. See "Change of Contract Owner or Beneficiary" below. If you have elected Option Package II or III, and you add a joint owner, if the older joint owner is attained age 85 or under, the death benefit from the date of change will be the Option Package I death benefit. If the older joint owner's attained age is 86 or over on the date of the ownership change, the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. If you elected the earnings multiplier benefit rider, it will terminate if a joint owner is added. Note that returning a Contract to single owner status will not restore any death benefit or the earnings multiplier benefit. Unless otherwise specified, the term "age" when used for joint owners shall mean the age of the oldest owner.

ANNUITANT
The annuitant is the person designated by you to be the measuring life in determining annuity payments. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. You are the annuitant unless you choose to name another person. The annuitant may not be changed after the Contract is in effect.

The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the annuity start date. If the annuitant dies before the annuity start date and a contingent annuitant has been named, the contingent annuitant becomes the annuitant (unless the contract owner is not an individual, in which case the death benefit becomes payable).

If there is no contingent annuitant when the annuitant dies before the annuity start date, the contract owner will become the annuitant. The contract owner may designate a new annuitant within 60 days of the death of the annuitant.

When the annuitant dies before the annuity start date and the contract owner is not an individual, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the contract owner will be the beneficiary. If the annuitant was the sole contract owner and there is no beneficiary designation, the annuitant's estate will be the beneficiary.

Regardless of whether a death benefit is payable, if the annuitant dies and any contract owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax advisor for more information if you are not an individual.

BENEFICIARY
The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds and who may become the successor contract owner if the contract owner who is a spouse (or the annuitant if the contract owner is other than an individual) dies before the annuity start date. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

If the beneficiary dies before the annuitant or the contract owner, the death benefit proceeds are paid to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the contract owner's estate.

One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries.

You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. You may also restrict a beneficiary's right to elect an income phase payment option or receive a lump-sum payment. If so, such rights or options will not be available to the beneficiary. When an irrevocable beneficiary has been designated, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract.

     CHANGE OF CONTRACT OWNER OR BENEFICIARY. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract. A change in ownership may affect the amount of the death benefit, the guaranteed minimum death benefit and/or the death benefit option applied to the Contract, and the amount of the earnings multiplier benefit, if applicable. The new owner's age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges. The new owner's death will determine when a death benefit is payable.

If you have elected Option Package I, the death benefit will continue if the new owner is age 85 or under on the date of the ownership change. For Option Package II or III, if the new owner is age 79 or under on the date that ownership changes, the death benefit will continue. If the new owner is age 80 to 85, under Option Package II or III, the death benefit will end, and the death benefit will become the Option Package I death benefit. For all death benefit options, if the new owner's attained age is 86 or over on the date of the ownership change, the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. Please note that once a death benefit has been changed due to a change in owner, it will not be restored by a subsequent change to a younger owner.

If you have elected the earnings multiplier benefit rider, and the new owner is under age 76, the rider will continue. The benefit and charge will be adjusted to reflect the attained age of the new owner as the issue age. The Maximum Base percentage in effect on the rider effective date will apply in calculating the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the earnings multiplier benefit rider, the new owner may not add the rider upon the change of ownership.

You may also change the beneficiary. All requests for changes must be in writing and submitted to our Customer Service Center in good order. The change will be effective as of the day you sign the request. The change will not affect any payment made or action taken by us before recording the change.

A change of owner likely has tax consequences. See "Federal Tax Considerations in this prospectus.

PURCHASE AND AVAILABILITY OF THE CONTRACT
There are three option packages available under the Contract. You select an option package at the time of application. Each option package is unique. The minimum initial payment to purchase the Contract and the maximum age at which you may purchase the Contract depend on the option package that you elect.

     -------------------------------------------------------------------------------------------------
                            OPTION PACKAGE I          OPTION PACKAGE II         OPTION PACKAGE III
     -------------------------------------------------------------------------------------------------
     Minimum Initial        $15,000 (non-qualified)   $5,000 (non-qualified)    $5,000 (non-qualified)
     Payment                $1,500 (qualified)        $1,500 (qualified)        $1,500 (qualified)
     -------------------------------------------------------------------------------------------------
     Maximum Age to
     Purchase               85                        80                        80
     -------------------------------------------------------------------------------------------------

You may make additional premium payments up to the contract anniversary after your 86th birthday. The minimum additional premium payment we will accept is $50 regardless of the option package you select. Under certain circumstances, we may waive the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. YOU SHOULD NOT BUY THIS CONTRACT: (1) IF YOU ARE LOOKING FOR A SHORT-TERM

INVESTMENT; (2) IF YOU CANNOT RISK GETTING BACK LESS MONEY THAN YOU PUT IN; OR
(3) IF YOUR ASSETS ARE IN A PLAN WHICH PROVIDES FOR TAX-DEFERRAL AND YOU SEE NO OTHER REASON TO PURCHASE THIS CONTRACT.

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other features and benefits including death benefits and the ability to receive a lifetime income. You should not purchase a qualified Contract unless you want these other features and benefits, taking into account their cost. See "Fees and Expenses" in this prospectus. IF YOU ARE CONSIDERING AN ENHANCED DEATH BENEFIT OPTION AND/OR THE EARNINGS MULTIPLIER BENEFIT RIDER AND YOUR CONTRACT WILL BE AN IRA, SEE "TAXATION OF QUALIFIED CONTRACTS - INDIVIDUAL RETIREMENT ANNUITIES" AND "TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT" IN THIS PROSPECTUS.

We and our affiliates offer other variable products that may offer some of the same investment portfolios. These products have different benefits and charges, and may or may not better match your needs.

CREDITING OF PREMIUM PAYMENTS
We will process your initial premium and credits, if applicable, within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete. Subsequent premium payments will be processed within 1 business day if we receive all information necessary. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain your initial premium payment for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed.

We will allocate your initial payment according to the instructions you specified. If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative, we will consider the application incomplete. For initial premium payments designated for a subaccount of Separate Account B, the payment will be credited at the accumulation unit value next determined after we receive your premium payment and the completed application. Once the completed application is received, we will allocate the payment to the subaccounts of Separate Account B specified by you within 2 business days.

We will make inquiry to discover any missing information related to subsequent payments. We will allocate the subsequent payment(s) pro rata according to the current variable subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in the pro rata calculations. If a subaccount is no longer available or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation or your allocation instructions. For any subsequent premium payments, the payment and credit designated for a subaccount for Separate Account B will be credited at the accumulation unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment and credit, if applicable, to the subaccounts selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each subaccount vary with its investment performance.

If your premium payment was transmitted by wire order from your broker- dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker-dealer.

     (1) If either your state or broker-dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within 5 days of the premium payment. If we do not receive the application or form within 5 days of the premium payment, we will refund the contract value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid, in which case we will comply.

     (2) If your state and broker-dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with an Application Acknowledgement Statement for your execution. Until our Customer Service Center receives the executed Application Acknowledgement Statement, neither you nor the broker-dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

In some states, we may require that an initial premium designated for a subaccount of Separate Account B or the Fixed Account be allocated with the added credit, if applicable, to a subaccount specially designated by the Company (currently, the Liquid Asset subaccount) during the free look period. After the free look period, we will convert your contract value (your initial premium plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the guaranteed interest period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the free look period.

ADDITIONAL CREDIT TO PREMIUM
At the time of application, you may elect the premium credit option. If you so elect, a credit will be added to your Contract based on all premium payments received within 60 days of the contract date ("initial premium"). The credit will be a minimum of 2% of the initial premium and will be allocated among each subaccount and fixed interest allocation you have selected in proportion to your initial premium in each investment option. If available in your state at that time, prior to the third contract anniversary and prior to every third contract anniversary thereafter, you may elect to have a new credit added to your Contract. Each three year period beginning with the addition of a premium credit is known as a "renewal period". The credit will be a minimum of 2% of your contract value on the applicable contract anniversary.

At least 30 days prior to the start of each renewal period, we will send you a letter and election form containing information allowing you to make an informed decision with regard to the election of the credit, including the amount of the proposed credit, the cost of the credit and the benefits and detriments of electing the credit. You may elect a new premium credit by forwarding a completed election form to our Customer Service Center or by calling us at (800) 366-0066. We will implement reasonable procedures to ensure that the election is made by the owner. If you so elect, a new premium credit will be allocated among your variable investment options in proportion to your contract value in the variable investment options. If no contract value is then allocated to the variable investment options, the new premium credit will be allocated to a specially designated subaccount, currently the Liquid Asset Subaccount. If you do not elect the premium credit option, we will discontinue the option on the contract anniversary at the start of the next renewal period. Once you discontinue the premium credit option, it cannot be subsequently resumed.

Currently, the premium credit option is available only if elected at the time of application prior to issuance of the Contract. However, we reserve the right to make the premium credit option available to inforce contract owners. We may increase, decrease or discontinue the credit at the end of any renewal period at our discretion. We will give you at least 45 days notice of any planned change to the premium credit option.

There is a separate charge for the credit which is an asset-based charge deducted daily from your contract value. Please see "Fees and Charges" for a description of this charge.

The credit constitutes earnings (and not premiums paid by you) for federal tax purposes.

In any of the following circumstances, we deduct a credit from the amount we pay to you or your beneficiary:

     (1) If you return your Contract within the free look period, we will deduct the credit from the refund amount;

     (2) If a death benefit becomes payable, we will deduct any credits added to your Contract since or within 12 months prior to death; and

     (3) If you surrender your Contract, we will deduct any credit added to your contract value within 3 years prior to surrender.

If we deduct a credit from any amount we pay to you, we will deduct the full dollar amount of the credit. You will retain any gains, and you will also bear any losses, that are attributable to the credit we deduct.

THERE MAY BE CIRCUMSTANCES UNDER WHICH THE CONTRACT OWNER MAY BE WORSE OFF FROM HAVING RECEIVED A PREMIUM CREDIT. FOR EXAMPLE, THIS COULD OCCUR IF THE CONTRACT OWNER RETURNS THE CONTRACT DURING THE APPLICABLE FREE LOOK PERIOD. UPON A FREE LOOK, WE RECAPTURE THE PREMIUM CREDIT THAT HAD BEEN CREDITED. IF THE STATE LAW PROVIDES THAT CONTRACT VALUE IS RETURNED ON A FREE LOOK, AND IF THE PERFORMANCE OF THE APPLICABLE SUBACCOUNTS HAS BEEN NEGATIVE DURING THAT PERIOD, WE WILL RETURN THE CONTRACT VALUE LESS THE PREMIUM CREDIT. THE NEGATIVE PERFORMANCE ASSOCIATED WITH THE PREMIUM CREDIT WILL REDUCE THE CONTRACT VALUE MORE THAN IF THE PREMIUM CREDIT HAD NOT BEEN APPLIED.

ADMINISTRATIVE PROCEDURES
We may accept a request for Contract service in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the contract value next determined only after you have met all administrative requirements.

CONTRACT VALUE
We determine your contract value on a daily basis beginning on the contract date. Your contract value is the sum of (a) the contract value in the Fixed Interest Allocations, and (b) the contract value in each subaccount in which you are invested.

     CONTRACT VALUE IN THE SUBACCOUNTS. On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid and added credit, if applicable, that was designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, the portion of your initial premium and added credit, if applicable, not allocated to a Fixed Interest Allocation may be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Liquid Asset subaccount).

On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:

     (1) We take the contract value in the subaccount at the end of the preceding business day.

     (2) We multiply (1) by the subaccount's Net Investment Factor since the preceding business day.

     (3)  We add (1) and (2).

     (4) We add to (3) any additional premium payments and credits, if applicable, and then add or subtract any transfers to or from that subaccount.

     (5) We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees and premium taxes.

CASH SURRENDER VALUE
The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market Value Adjustment. See the Fixed Account II prospectus for a description of the calculation of values under any Fixed Interest Allocation. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, then we adjust for any Market Value Adjustment, then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee, and any other charges incurred but not yet deducted.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE
You may surrender the Contract at any time while the annuitant is living and before the annuity start date. A surrender will be effective on the date your written request and the Contract are received at our Customer Service Center. We will determine and pay the cash surrender value at the price next determined after receipt of all paperwork required in order for us to process your surrender. Once paid, all benefits under the Contract will be terminated. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Liquid Asset subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more annuity options. We will usually pay the cash surrender value within 7 days.

Consult your tax advisor regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax Considerations" for more details.

THE SUBACCOUNTS
Each of the subaccounts of Separate Account B offered under this prospectus invests in an investment portfolio with its own distinct investment objectives and policies. Each subaccount of Separate Account B invests in a corresponding portfolio of a Trust or Fund.

ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES
We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract. We may also withdraw or substitute investment portfolios, subject to the conditions in your Contract and compliance with regulatory requirements.

We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments. If you have elected the dollar cost averaging, systematic withdrawals, or automatic rebalancing programs or if you have other outstanding instructions, and we substitute or otherwise eliminate a portfolio which is subject to those instructions, we will execute your instructions using the substitute or proposed replacement portfolio unless you request otherwise. The substitute or proposed replacement portfolio may have higher fees and charges than any portfolio it replaces.

We also reserve the right to: (i) deregister Separate Account B under the 1940 Act; (ii) operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Separate Account B; and (v) combine Separate Account B with other accounts.

We will, of course, provide you with written notice before any of these changes are effected.

THE FIXED ACCOUNT
The Fixed Account is a segregated asset account which contains the assets that support a contract owner's Fixed Interest Allocations. See the Fixed Account II prospectus for more information.

OTHER CONTRACTS
We offer other variable annuity contracts that also invest in the same investment portfolios of the Trusts. These contracts have different charges that could affect their performance, and may offer different benefits more suitable to your needs. To obtain more information about these other contracts, contact our Customer Service Center or your registered representative.

OTHER IMPORTANT PROVISIONS
See "Withdrawals," "Transfers Among Your Investments," "Death Benefit," "Charges and Fees," "The Annuity Options" and "Other Contract Provisions" in this prospectus for information on other important provisions in your Contract.

--------------------------------------------------------------------------------
                                   WITHDRAWALS
--------------------------------------------------------------------------------

Any time during the accumulation phase and before the death of the contract owner, except under certain qualified contracts, you may withdraw all or part of your money. Keep in mind that if you request a withdrawal for more than 90% of the cash surrender value, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you may incur a surrender charge. There is no surrender charge if, during each contract year, the amount withdrawn is 10% or less of your contract value on the date of the withdrawal, less prior withdrawals during that contract year. Under Option Package III, any unused percentage of the 10% Free Withdrawal Amount from a contract year will carry forward into successive contract years, based on the percentage remaining at the time of the last withdrawal in that contract year. In no event will the Free Withdrawal Amount at any time exceed 30% of contract value.

You need to submit to us a written request specifying the Fixed Interest Allocations or subaccounts from which amounts are to be withdrawn, otherwise the withdrawal will be made on a pro rata basis from all of the subaccounts in which you are invested. If there is not enough contract value in the subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The contract value may be more or less than the premium payments made.

We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued. You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax adviser. If the aggregate percentage cap on allocations to the Restricted Funds has been exceeded, any subsequent withdrawals must be taken so that the percentage of contract value in the Restricted Funds following the withdrawal would not be greater than the percentage of contract value in the Restricted Funds prior to the withdrawal. If a requested withdrawal would cause the percentage cap to be exceeded, the amount of the withdrawal in excess of the cap would be taken pro rata from all variable subaccounts.

For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Liquid Asset subaccount) prior to processing the withdrawal. This transfer will not affect the withdrawal amount you receive.

We offer the following three withdrawal options:

REGULAR WITHDRAWALS
After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $100. We will apply a Market Value Adjustment to any regular withdrawal from a Fixed Interest Allocation that is taken more than 30 days before its maturity date. See the Fixed Account II prospectus for more information on the application of Market Value Adjustment.

SYSTEMATIC WITHDRAWALS
You may choose to receive automatic systematic withdrawal payments (1) from the contract value in the subaccounts in which you are invested, or (2) from the interest earned in your Fixed Interest Allocations. Systematic withdrawals may be taken monthly, quarterly or annually. If you have contract value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the subaccounts in which you are invested, the systematic withdrawals must be taken pro rata from all subaccounts in which contract value is invested. If you do not have contract value allocated to a Restricted Fund and choose systematic withdrawals on a non pro rata basis, we will monitor the withdrawals annually. If you subsequently allocate contract value to one or more Restricted Funds, we will require you to take your systematic withdrawals on a pro rata basis from all subaccounts in which contract value is invested.

You decide when you would like systematic payments to start as long as it starts at least 28 days after your contract date. You also select the date on which the systematic withdrawals will be made, but this date cannot be later than the 28th day of the month. If you have elected to receive systematic withdrawals but have not chosen a date, we will make the withdrawals on the same calendar day of each month as your contract date. If your contract date is after the 28th day of the month, your systematic withdrawal will be made on the 28th day of each month.

Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be (1) a fixed dollar amount, or (2) an amount based on a percentage of the contract value. Both forms of systematic withdrawals are subject to the following maximum, which is calculated on each withdrawal date:

          FREQUENCY              MAXIMUM PERCENTAGE
          Monthly                       0.833%
          Quarterly                      2.50%
          Annually                      10.00%

If your systematic withdrawal is a fixed dollar amount and the amount to be withdrawn would exceed the applicable maximum percentage of your premium payments not previously withdrawn on any withdrawal date, we will automatically reduce the amount withdrawn so that it equals such percentage. Thus, your fixed dollar systematic withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature which you may add to your regular systematic withdrawal program.

If your systematic withdrawal is based on a percentage of contract value and the amount to be withdrawn based on that percentage would be less than $100, we will automatically increase the amount to $100 as long as it does not exceed the maximum percentage. If the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.

Systematic withdrawals from Fixed Interest Allocations are limited to interest earnings during the prior month, quarter, or year, depending on the frequency you chose. Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) or 72(t) distributions. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may change the amount or percentage of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date. If you submit a subsequent premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so.

The systematic withdrawal option may commence in a contract year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any contract year during which you have previously taken a regular withdrawal. You may not elect the systematic withdrawal option if you are taking IRA withdrawals.

Subject to availability, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the beneficiary's lifetime ("stretch"). "Stretch" payments will be subject to the same limitations as systematic withdrawals, and non-qualified "stretch" payments will be reported on the same basis as other systematic withdrawals.

     FIXED DOLLAR SYSTEMATIC WITHDRAWAL FEATURE. You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount regardless of any surrender charges or Market Value Adjustments. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) or 72(t) distributions. You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your contract value as determined on the day we receive your election of this feature. The maximum limit will not be recalculated when you make additional premium payments, unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Allocation exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your contract value (rather than to the systematic withdrawal) so that the amount of each systematic withdrawal remains fixed.

Flat dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum. Such withdrawals are subject to surrender charges and Market Value Adjustment when they exceed the applicable maximum percentage.

IRA WITHDRAWALS
If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service ("IRS") rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. Under this option, you may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date.

You may request that we calculate for you the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the SAI. Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

An IRA withdrawal from a Fixed Interest Allocation in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment.

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.

--------------------------------------------------------------------------------
                        TRANSFERS AMONG YOUR INVESTMENTS
--------------------------------------------------------------------------------

You may transfer your contract value among the subaccounts in which you are invested and your Fixed Interest Allocations at the end of the free look period until the annuity start date. Transfers to a GET Fund series may only be made during the offering period for that GET Fund series. We currently do not charge you for transfers made during a contract year, but reserve the right to charge $25 for each transfer after the twelfth transfer in a contract year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program. Keep in mind that transfers between Special Funds and other investment portfolios may negatively impact your death benefit or rider benefits.

If you allocate contract value to an investment option that has been designated as a Restricted Fund, your ability to transfer contract value to the Restricted Fund may be limited. A transfer to the Restricted Funds will not be permitted to the extent that it would increase the contract value in the Restricted Fund to more than the applicable limits following the transfer. We do not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total contract value in the Restricted Fund, the reallocation will be permitted even if the percentage of contract value in the Restricted Fund is greater than the limit.

Transfers will be based on values at the end of the business day in which the transfer request is received at our Customer Service Center.

The minimum amount that you may transfer is $100 or, if less, your entire contract value held in a subaccount or a Fixed Interest Allocation.

To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. Any transfer request received after 4:00 p.m. eastern time or the close of the New York Stock Exchange will be effected on the next business day. Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.

TRANSFERS BY THIRD PARTIES
As a convenience to you, we currently allow you to give third parties the right to effect transfers on your behalf. However, when the third party makes transfers for many contract owners, the result can be simultaneous transfers involving large amounts of contract values. Such transfers can disrupt the orderly management of the investment portfolios available to the Contract, can result in higher costs to contract owners, and may not be compatible with the long term goals of contract owners. We require third parties making multiple, simultaneous or large volume transfers to execute a third party service agreement with us prior to executing such transfers. Therefore, we may at any time exercise our business judgment and limit or discontinue accepting transfers made by a third party. We will notify any third party whose transfers are limited or discontinued by telephone, facsimile or email according to our records, followed by a letter. These limits may be based on, among other criteria, the amount of the aggregate trade or the available investment options for which third parties may make trades on behalf of multiple contract owners.

We may establish additional procedures or change existing procedures at any time in the exercise of our business judgment.

DOLLAR COST AVERAGING
You may elect to participate in our dollar cost averaging program if you have at least $1,200 of contract value in the (i) Liquid Asset subaccount, or (ii) a Fixed Interest Allocation with either a 6-month or a 1-year guaranteed interest period. These subaccounts or Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other subaccounts selected by you. We also may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively for use with the dollar cost averaging program. The DCA Fixed Interest Allocations require a minimum premium payment of $1,200 directed into a DCA Fixed Interest Allocation. Transfers made pursuant to a dollar cost averaging program do not count toward the 12 transfer limit on free transfers.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

Unless you have a DCA Fixed Interest Allocation, you elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. If your source account is the the Liquid Asset subaccount or a 1-year Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by 12. If your source account is a 6-month Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by
6. You may change the transfer amount once each contract year. If you have a DCA Fixed Interest Allocation, there is no minimum or maximum transfer amount; we will transfer all your money allocated to that source account into the subaccount(s) in equal payments over the selected 6-month or 1-year period. The last payment will include earnings accrued over the course of the selected period. If you make an additional premium payment into a Fixed Interest Allocation subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.

Transfers from a Fixed Interest Allocation or a DCA Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment. However, if you terminate the dollar cost averaging program for a DCA Fixed Interest Allocation and there is money remaining in the DCA Fixed Interest Allocation, we will transfer the remaining money to the Liquid Asset subaccount. Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the DCA Fixed Interest Allocation.

If you do not specify the subaccounts to which the dollar amount of the source account is to be transferred, we will transfer the money to the subaccounts in which you are invested on a proportional basis. The transfer date is the same day each month as your contract date. If, on any transfer date, your contract value in a source account is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date. A Fixed Interest Allocation or DCA Fixed Interest Allocation may not participate in the dollar cost averaging program and in systematic withdrawals at the same time.

You are permitted to transfer contract value to a Restricted Fund, subject to the limitations described above in this section and in "The Investment Portfolios." Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established. Transfers under the dollar cost averaging program must be within those limits. We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below.

     o Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded. If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then current allocation of contract value to the Restricted Fund(s) and the then current value of the amount designated to be transferred to that Restricted Fund(s).

     o Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund. If more than the individual limit has been requested to be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds. The excess, if any, is the maximum that may be allocated pro rata to Restricted Funds.

     o Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program, stop offering DCA Fixed Interest Allocations or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING
If you have at least $10,000 of contract value invested in the subaccounts of Separate Account B, you may elect to have your investments in the subaccounts automatically rebalanced. You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described above in this section and in "The Investment Portfolios." If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds. Transfers made pursuant to automatic rebalancing do not count toward the 12 transfer limit on free transfers.

We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period.

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.

--------------------------------------------------------------------------------
                              DEATH BENEFIT CHOICES
--------------------------------------------------------------------------------

DEATH BENEFIT DURING THE ACCUMULATION PHASE
During the accumulation phase, a death benefit, and earnings multiplier benefit, if elected, is payable when either the annuitant (when a contract owner is not an individual), the contract owner or the first of joint owners (under Option Package I only) dies. Assuming you are the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit paid depends on the option package you have chosen. The death benefit value is calculated as of the claim date (the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at our Customer Service Center). If your beneficiary elects to delay receipt of the death benefit until a date after the time of death, the amount of the benefit payable in the future may be affected. The proceeds may be received in a single sum, applied to any of the annuity options, or, if available, paid over the beneficiary's lifetime. (See "Systematic Withdrawals" above). A beneficiary's right to elect an income phase payment option or receive a lump-sum payment may have been restricted by the contract owner. If so, such rights or options will not be available to the beneficiary. If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment. For information on required distributions under federal income tax laws, you should see "Required Distributions upon Contract Owner's Death."

You may select one of the option packages described below which will determine the death benefit payable. Option Package I is available only if the contract owner and the annuitant are not more than 85 years old at the time of purchase. Option Packages II and III are available only if the contract owner and annuitant are not more than 80 years old at the time of purchase. Option Packages II and III are not available where the Contract is held by joint owners. A change in ownership of the Contract may affect the amount of the death benefit payable.

The death benefit may be subject to certain mandatory distribution rules required by federal tax law.

The death benefit depends upon the option package in effect on the date the contract owner dies.

The differences are summarized as follows:

-----------------------------------------------------------------------------------------------------
                               OPTION PACKAGE I         OPTION PACKAGE II       OPTION PACKAGE III
-----------------------------------------------------------------------------------------------------
DEATH BENEFIT               The greater of:          The greatest of:         The greatest of:
ON DEATH OF THE             (1)  the Standard        (1)  the Standard        (1)  the Standard
OWNER:                           Death Benefit; or        Death Benefit; or        Death Benefit; or


                            (2)  the contract         (2) the contract        (2)  the contract
                                 value*.                  value*; or               value*; or

                                                      (3) the Annual          (3)  the Annual
                                                          Ratchet death            Ratchet death
                                                          benefit.                 benefit; or

                                                                              (4)  the 5% Roll-Up
                                                                                   death benefit.
-----------------------------------------------------------------------------------------------------

     *    less credits added since or within 12 months prior to death

Currently, no investment portfolios are designated as "Special Funds." We may, with 30 days notice to you, designate any investment portfolio as a Special Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Selecting a Special Fund may limit or reduce the death benefit.

For the period during which a portion of the contract value is allocated to a Special Fund, we may at our discretion reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefits described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

     1) the contract value minus any credits added since or within 12 months prior to death; and

     2)   the cash surrender value.

The STANDARD DEATH BENEFIT equals the GREATER of the Base Death Benefit and the SUM of 1) and 2), LESS 3):

     1)   the contract value allocated to Special Funds; and

     2) the Standard Minimum Guaranteed Death Benefit for amounts allocated to Non-Special Funds; 3) any initial credit added since or within 12 months prior to death.

The Standard Minimum Guaranteed Death Benefit equals:

     1) the initial premium payment plus the initial credit, if applicable, allocated to Special and Non-Special Funds, respectively;

     2) increased by premium payments, and adjusted for transfers, allocated to Special and Non-Special Funds, respectively, after issue; and

     3) reduced by a pro rata adjustment for any withdrawal or transfer taken from the Special and Non-Special Funds, respectively.

In the event of transfers from Special to Non-Special funds, the increase in the Minimum Guaranteed Death Benefit of the Non-Special Fund will equal the lesser of the reduction in the Minimum Guaranteed Death Benefit in the Special Fund and the contract value transferred. In the event of transfers from Non-Special to Special Funds, the increase in the Minimum Guaranteed Death Benefit of the Special Fund will equal the reduction in the Minimum Guaranteed Death Benefit in the Non-Special Fund.

The 5% ROLL-UP DEATH BENEFIT, equals the GREATER of:

     1)   the Standard Death Benefit; and

     2) the sum of the contract value allocated to Special Funds and the 5% Roll-Up Minimum Guaranteed Death Benefit for Non-Special Funds less any initial credit added since or within 12 months prior to death.

The 5% Roll-Up Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals the lesser of:

     1) premiums, plus the initial credit, if applicable, adjusted for withdrawals and transfers, accumulated at 5% until the earlier of attainment of age 90 or reaching the cap (equal to 3 times all premium payments and the initial credit, if applicable, as reduced by adjustments for withdrawals) and thereafter at 0%, and

     2)   the cap.

A pro rata adjustment to the 5% Roll-Up Minimum Guaranteed Death Benefit is made for any withdrawals. The amount of the pro rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the 5% Roll-Up Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before the withdrawal. The amount of the pro rata adjustment for withdrawals from Special Funds will equal (a) times (b) divided by (c): where (a) is the 5% Roll-Up Minimum Guaranteed Death

Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal. Please see Appendix C for examples of the pro rata withdrawal adjustment for withdrawals other than special withdrawals.

Transfers from Special to Non-Special Funds will reduce the 5% Roll-Up Minimum Guaranteed Death Benefit and the cap for Special Funds on a pro rata basis. The resulting increase in the 5% Roll-Up Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the 5% Roll-Up Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred. The increase in the cap for Non-Special Funds will equal the reduction in the cap for Special Funds.

Transfers from Non-Special to Special Funds will reduce the 5% Roll-Up Minimum Guaranteed Death Benefit and the cap in the Non-Special Funds on a pro rata basis. The resulting increase in the 5% Roll-Up Minimum Guaranteed Death Benefit and the cap for the Special Funds will equal the reduction in the 5% Roll-Up Minimum Guaranteed Death Benefit and the cap for the Non-Special Funds, respectively.

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the GREATER of:

     1)   the Standard Death Benefit; and

     2) the sum of the contract value allocated to Special Funds and the Annual Ratchet Minimum Guaranteed Death Benefit allocated to Non-Special Funds, less any initial credit added since or within 12 months prior to death.

The Annual Ratchet Minimum Guaranteed Death Benefit equals:

     1) the initial premium plus the initial credit, if applicable, allocated at issue to Special and Non-Special Funds, respectively;

     2) increased dollar for dollar by any premium, allocated after issue to Special and Non-Special Funds, respectively;

     3) for Non-Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Non-Special Funds, and transfers between Special and Non-Special Funds) and the current contract value allocated to Non-Special Funds before crediting of any applicable renewal credit;

     4) for Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Special Funds, and transfers between Special and Non-Special Funds) and the current contract value allocated to Special Funds before crediting of any applicable renewal credit.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit on a pro rata basis, based on the amount withdrawn from the Special and Non-Special Funds, respectively. The amount of the pro rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before withdrawal. The amount of the pro rata adjustment for Special Funds will equal (a) times (b) divided by
(c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds on a pro rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred.

Transfers from Non-Special to Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds on a pro rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit for the Special Funds will equal the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit for the Non-Special Funds.

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

TRANSFERS BETWEEN OPTION PACKAGES. You may transfer from one option package to another on each contract anniversary. A written request for such transfer must be received at our Customer Service Center within 60 days prior to the contract anniversary. No transfers between option packages are permitted: 1) after you attain age 80; or 2) if the Contract is owned by joint owners. The following minimum contract values must be met:

     ---------------------------------------------------------------------------
                             TRANSFERS TO OPTION        TRANSFERS TO OPTION
                             PACKAGE I                  PACKAGES II OR III
     ---------------------------------------------------------------------------
     MINIMUM CONTRACT VALUE  Non-                       Non-
                             Qualified:    Qualified:   Qualified:    Qualified:
                             $15,000       $1,500       $5,000        $1,500
     ---------------------------------------------------------------------------

If you transfer from Option I to Option II or Option III, the minimum guaranteed death benefit for Special and Non-Special Funds will equal the contract value for Special and Non-Special Funds, respectively, on the effective date of the transfer. On a transfer to Option Package III, the then current roll-up cap will be allocated to Special and Non-Special Funds in the same percentage as the allocation of contract value on the effective date of the transfer. A change of owner may cause an option package transfer on other than a contract anniversary.

EARNINGS MULTIPLIER BENEFIT RIDER. The earnings multiplier benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options available under the option packages. The rider is subject to state availability and is available only for issues ages 75 or under. It may be added at issue of the Contract or on the next contract anniversary following introduction of the rider in a state, if later. The date on which the rider is added is referred to as the "rider effective date." The rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 300% of premiums adjusted for withdrawals ("Maximum Base"). Currently, where the rider is added at issue, the earnings multiplier benefit is equal to 40% (25% for issue ages 70 and above) of the lesser of: 1) the Maximum Base; and 2) the contract value on the date we receive written notice and due proof of death, as well as required claims forms, minus premiums adjusted for withdrawals. If the rider is added to a Contract after issue, the earnings multiplier benefit is equal to 40% (25% for issue ages 70 and above) of the lesser of: 1) 300% of the contract value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and 2) the contract value on the date we receive written notice and due proof of death, as well as required claims forms, minus the sum of the contract value on the rider effective date plus subsequent premiums adjusted for subsequent withdrawals. The adjustment to the benefit for withdrawals is pro rata, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the contract value at the time of the withdrawal.

There is an extra charge for this feature and once selected, it may not be revoked. The earnings multiplier benefit rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see page 3 for a description of the earnings multiplier benefit rider charge.

The rider is available for both non-qualified and qualified contracts. Please see the discussions of possible tax consequences in sections titled "Individual Retirement Annuities," "Taxation of Non-Qualified Contracts," and "Taxation of Qualified Contracts," in this prospectus.

DEATH BENEFIT DURING THE INCOME PHASE
If any contract owner or the annuitant dies after the annuity start date, we will pay the beneficiary any certain benefit remaining under the annuity in effect at the time.

CONTINUATION AFTER DEATH -- SPOUSE
If at the contract owner's death, the surviving spouse of the deceased contract owner is the beneficiary and such surviving spouse elects to continue the contract as his or her own the following will apply:

If the guaranteed death benefit as of the date we receive due proof of death, minus the contract value also on that date, is greater than zero, we will add such difference to the contract value. Such addition will be allocated to the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the addition will be allocated to the Liquid Asset subaccount, or its successor. Such addition to contract value will not affect the guaranteed death benefit.

The death benefits under each of the available options will continue based on the surviving spouse's age on the date that ownership changes. If death occurs within 12 months of a credit being applied, the credit will not be forfeited upon spousal continuation, and the premium credit option charge will continue. The credit will be subject to recapture upon surrender of the Contract, unless forfeited previously. If death occurs more than 12 months after the last credit was applied, any premium credit option charge will be waived for the remainder of the current three year period. The credit will not be subject to recapture upon surrender of the Contract.

At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner will be waived. Any premiums paid later will be subject to any applicable surrender charge.

Any addition to contract value, as described above, is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the contract elects to continue the contract as his or her own.

If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, the benefit will be added to the contract value and allocated among the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the benefit will be allocated to the Liquid Asset subaccount, or its successor. The crediting of the earnings multiplier benefit will not be included in either the minimum guaranteed death benefit or guaranteed living benefit calculations.

The earnings multiplier benefit rider will continue, if the surviving spouse is eligible based on his or her attained age. If the surviving spouse is older than the maximum rider issue age, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted contract value. The calculation of the benefit going forward will be: 1) based on the attained age of the spouse at the time of the ownership change using current values as of that date; 2) computed as if the rider was added to the Contract after issue and after the increase; and 3) based on the Maximum Base and percentages in effect on the rider effective date. However, we may in the future permit the surviving spouse to elect to use the then current Maximum Base and percentages in the benefit calculation.

CONTINUATION AFTER DEATH -- NON SPOUSE
If the beneficiary or surviving joint owner is not the spouse of the owner, the contract may continue in force subject to the required distribution rules of the Internal Revenue Code (the "Code"). See next section, "Required Distributions upon Contract Owner's Death."

If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, the benefit will be added to the contract value and allocated among the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the benefit will be allocated to the Liquid Asset subaccount, or its successor. The earnings multiplier benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH
We will not allow any payment of benefits provided under a non-qualified Contract which do not satisfy the requirements of Section 72(s) of the Code.

If any owner of a non-qualified contract dies before the annuity start date, the death benefit payable to the beneficiary (calculated as described under "Death Benefit Choices" in this prospectus) will be distributed as follows: (a) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or (b) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that (i) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (ii) such distributions begin not later than 1 year after the contract owner's date of death.

Notwithstanding (a) and (b) above, if the sole contract owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (1) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (2) the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (3) all rights and privileges granted by the Contract or allowed by Golden American will belong to the spouse as contract owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

If we do not receive an election from a nonspouse owner's beneficiary within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from date of death. We will determine the death benefit as of the date we receive proof of death. We will make payment of the proceeds on or before the end of the 5-year period starting on the owner's date of death. Such cash payment will be in full settlement of all our liability under the Contract.

If a contract owner dies after the annuity start date, we will continue to distribute any benefit payable at least as rapidly as under the annuity option then in effect. All of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If a Contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner and the surviving joint owner will become the beneficiary of the Contract. If any contract owner is not an individual, the death of an annuitant shall be treated as the death of the owner.

--------------------------------------------------------------------------------
                                CHARGES AND FEES
--------------------------------------------------------------------------------

We deduct the Contract charges described below to compensate us for our cost and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. In the event there are any profits from fees and charges deducted under the Contract, including the mortality and expense risk charge and rider and benefit charges, we may use such profits to finance the distribution of Contracts.

CHARGE DEDUCTION SUBACCOUNT
You may elect to have all charges against your contract value deducted directly from a single subaccount designated by the Company. Currently we use the Liquid Asset subaccount for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, the charges will be deducted as discussed below. You may cancel this option at any time by sending satisfactory notice to our Customer Service Center.

CHARGES DEDUCTED FROM THE CONTRACT VALUE We deduct the following charges from your contract value:

     SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 3-year period from the date we receive and accept a premium payment. The surrender charge is based on a percentage of each premium payment withdrawn. This charge is intended to cover sales expenses that we have incurred. The surrender charge is deducted from the remaining contract value, not from the amount you requested as a withdrawal. We may in the future reduce or waive the surrender charge in certain situations and will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment withdrawn as follows:

     COMPLETE YEARS ELAPSED             0    1    2    3+
        SINCE PREMIUM PAYMENT
     SURRENDER CHARGE                   6%   5%   4%   0%

     NURSING HOME WAIVER. You may withdraw all or a portion of your contract value without a surrender charge if:

     (1)  more than one contract year has elapsed since the contract date;

     (2) the withdrawal is requested within three years of your admission to a licensed nursing care facility; and

     (3) you have spent at least 45 consecutive days in such nursing care facility.

We will not waive the early withdrawal charge if you were in a nursing care facility for at least one day during the two week period immediately preceding or following the contract date. It will also not apply to Contracts where prohibited by state law.

     FREE WITHDRAWAL AMOUNT. The Free Withdrawal Amount is 10% of contract value, based on the contract value on the date of the withdrawal. Under Option Package III, any unused percentage of the 10% Free Withdrawal Amount from a contract year will carry forward into successive contract years, based on the percentage remaining at the time of the last withdrawal in that contract year. In no event will the free withdrawal amount at any time exceed 30% of contract value.

     SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the code. We consider a withdrawal to be an "excess withdrawal" when the amount you withdraw in any contract year exceeds the Free Withdrawal Amount. Where you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. We will deduct such charges from the contract value in proportion to the contract value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire contract value in such subaccounts or Fixed Interest Allocations, we will deduct charges proportionately from all other subaccounts and Fixed Interest Allocations in which you are invested. ANY WITHDRAWAL FROM A FIXED INTEREST ALLOCATION MORE THAN 30 DAYS BEFORE ITS MATURITY DATE WILL TRIGGER A MARKET VALUE ADJUSTMENT.

For the purpose of calculating the surrender charge for an excess withdrawal: a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in Appendix B. Earnings for purposes of calculating the surrender charge for excess withdrawals may not be the same as earnings under federal tax law.

     PREMIUM TAXES. We may make a charge for state and local premium taxes depending on your state of residence. The tax can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence. We deduct the premium tax from your contract value on the annuity start date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it when you surrender the Contract, when you take an excess withdrawal, or on the annuity start date.

     ADMINISTRATIVE CHARGE. We deduct an annual administrative charge on each Contract anniversary, or if you surrender your Contract prior to a Contract anniversary, at the time we determine the cash surrender value payable to you. The amount deducted is $30 per Contract unless waived under conditions established by Golden American. We deduct the charge proportionately from all subaccounts in which you are invested. If there is no contract value in those subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

     TRANSFER CHARGE. We currently do not deduct any charges for transfers made during a contract year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a contract year. If such a charge is assessed, we would deduct the charge from the subaccounts and the Fixed Interest Allocations from which each such transfer is made in proportion to the amount being transferred from each such subaccount and Fixed Interest Allocation unless you have chosen to have all charges deducted from a single subaccount. The charge will not apply to any transfers due to the election of dollar cost averaging, automatic rebalancing and transfers we make to and from any subaccount specially designated by the Company for such purpose.

CHARGES DEDUCTED FROM THE SUBACCOUNTS
     MORTALITY AND EXPENSE RISK CHARGE. The mortality and expense risk charge is deducted each business day. The amount of the mortality and expense risk charge depends on the option package you have elected. The charge is deducted on each business day based on the assets you have in each subaccount. The charge for each option package, on an annual basis, is equal to 1.45% for Option Package I, 1.65% for Option Package II, and 1.80% for Option Package III, of the assets you have in each subaccount. The charge is deducted each business day at the daily rate of .004002% (Option Package I),.004558% (Option Package II), or .004976% (Option Package III), respectively. In the event there are any profits from the mortality and expense risk charge, we may use such profits to finance the distribution of contracts.

     ASSET-BASED ADMINISTRATIVE CHARGE. The amount of the asset-based administrative charge, on an annual basis, is equal to 0.15% of the assets you have in each subaccount. The charge is deducted on each business day at the rate of .000411%from your assets in each subaccount. This charge is deducted daily from your assets in each subaccount.

     PREMIUM CREDIT OPTION CHARGE. The amount of the asset-based premium credit option charge, on an annual basis, is equal to 0.60% of the assets you have in each subaccount. The charge is deducted on each business day at the rate of .0001649% for 3 years following each credit from your assets in each subaccount. This charge will also be deducted from amounts allocated to the Fixed Account, resulting in a 0.60% reduction in the interest which would otherwise have been credited to your contract during the three contract years following each credit if you had not elected the premium credit option.

     EARNINGS MULTIPLIER BENEFIT CHARGE. So long as the rider is in effect, we will deduct a separate quarterly charge for the rider through a pro rata reduction of the contract value of the subaccounts in which you are invested. The quarterly charge for the earnings multiplier benefit rider is 0.0625% (0.25% annually). If there is insufficient contract value in the subaccounts, we will deduct the charges from your Fixed Interest Allocations, starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on. We deduct the rider charge on each quarterly contract anniversary in arrears, meaning the first charge will be deducted on the first quarterly anniversary following the rider effective date. If you surrender or annuitize your Contract, we will deduct a pro rata portion of the charge for the current quarter based on the current contract value immediately prior to the surrender or annuitization. For a description of the rider, see "The Earnings Multiplier Benefit Rider."

TRUST AND FUND EXPENSES
Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, each portfolios deduct a service fee, which is used to compensate service providers for administrative and contract holder services provided on behalf of the portfolios, and each portfolios deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of shares of the applicable portfolio. Based on actual portfolio experience in 2000, together with estimated costs for new portfolios, total estimated portfolio fees and charges for 2001 range from 0.54% to 1.86%.

--------------------------------------------------------------------------------
                               THE INCOME PHASE
--------------------------------------------------------------------------------

During the income phase, you stop contributing dollars to your contract and start receiving payments from your accumulated contract value.

INITIATING PAYMENTS. At least 30 days prior to the date you want to start receiving payments, you must notify us in writing of all of the following:

     o    Payment start date;

     o Income phase payment option (see the income phase payment options table in this section);

     o Payment frequency (i.e., monthly, quarterly, semi-annually or annually);

     o Choice of fixed, and, if available at the time an income phase payment option is selected, variable or a combination of both fixed and variable payments; and

     o Selection of an assumed net investment rate (only if variable payments are elected).

Your Contract will continue in the accumulation phase until you properly start income phase payments. Once an income phase payment option is selected, it may not be changed. Our current annuity options provide only for fixed payments.

WHAT AFFECTS PAYMENT AMOUNTS? Some of the factors that may affect the amount of your income phase payments include: your age; gender; contract value; the income phase payment option selected; the number of guaranteed payments (if any) selected; whether you select fixed, variable or a combination of both fixed and variable payments; and, for variable payments, the assumed net investment rate selected. Variable payments are not currently available.

FIXED PAYMENTS. Amounts funding fixed income phase payments will be held in the Company's general account. The amount of fixed payments does not vary with investment performance over time.

VARIABLE PAYMENTS. Amounts funding your variable income phase payments will be held in the subaccount(s) you select. Not all subaccounts available during the accumulation phase may be available during the income phase. Payment amounts will vary depending upon the performance of the subaccounts you select. For variable income phase payments, you must select an assumed net investment rate. Variable payments are not currently available.

ASSUMED NET INVESTMENT RATE. If you select variable income phase payments, you must also select an assumed net investment rate of either 5% or 3 1/2%. If you select a 5% rate, your first income phase payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3 1/2% rate, your first income phase payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon changes to the net investment rate of the subaccounts you selected. For more information about selecting an assumed net investment rate, call us for a copy of the SAI.

MINIMUM PAYMENT AMOUNTS. The income phase payment option you select must result in:

     o    A first income phase payment of at least $50; and

     o    Total yearly income phase payments of at least $250.

If your contract value is too low to meet these minimum payment amounts, you will receive one lump-sum payment. Unless prohibited by law, we reserve the right to increase the minimum payment amount based on increases reflected in the Consumer Price Index-Urban (CPI-U) since July 1, 1993.

RESTRICTIONS ON START DATES AND THE DURATION OF PAYMENTS. Income phase payments may not begin during the first contract year, or, unless we consent, later than the later of:

     o    The first day of the month following the annuitant's 85th birthday; or

     o The tenth anniversary of the last premium payment made to your Contract.

Income phase payments will not begin until you have selected an income phase payment option. If income phase payments begin within the first contract year, it will be treated as a surrender, and surrender charges may apply. Failure to select an income phase payment option by the later of the annuitant's 85th birthday or the tenth anniversary of your last premium payment may have adverse tax consequences. You should consult with a qualified tax adviser if you are considering delaying the selection of an income phase payment option before the later of these dates.

For qualified contracts only, income phase payments may not extend beyond:

     (a)  The life of the annuitant;

     (b)  The joint lives of the annuitant and beneficiary;

     (c)  A guaranteed period greater than the annuitant's life expectancy; or

     (d) A guaranteed period greater than the joint life expectancies of the annuitant and beneficiary.

When income phase payments start, the age of the annuitant plus the number of years for which payments are guaranteed may not exceed 100.

If income phase payments start when the annuitant is at an advanced age, such as over 85, it is possible that the Contract will not be considered an annuity for federal tax purposes.

See "FEDERAL TAX CONSIDERATIONS" for further discussion of rules relating to income phase payments.

CHARGES DEDUCTED.

     o If variable income phase payments are selected, we make a daily deduction for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable income phase payments and a nonlifetime income phase payment option, we still make this deduction from the subaccounts you select, even though we no longer assume any mortality risks. The amount of this charge, on an annual basis, is equal to 1.25% of amounts invested in the subaccounts. See "Fees and Expenses."

     o There is currently no administrative expense charge during the income phase. We reserve the right, however, to charge an administrative expense charge of up to 0.25% during the income phase. If imposed, we deduct this charge daily from the subaccounts corresponding to the funds you select. If we are imposing this charge when you enter the income phase, the charge will apply to you during the entire income phase. See "Fees and Expenses."

     o If you elected the premium credit option and variable income phase payments, we may also deduct the premium credit option charge. We deduct this charge daily during the first seven contract years from the subaccounts corresponding to the funds you select. If fixed income phase payments are selected, this charge may be reflected in the income phase payment rates. See "Fees and Expenses."

DEATH BENEFIT DURING THE INCOME PHASE. The death benefits that may be available to a beneficiary are outlined in the income phase payment options table below. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the request for the payment in good order at our Customer Service Center. If continuing income phase payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the income phase payment option specifically allows a withdrawal right. We will calculate the value of any death benefit at the next valuation after we receive proof of death and a request for payment. Such value will be reduced by any payments made after the date of death.

BENEFICIARY RIGHTS. A beneficiary's right to elect an income phase payment option or receive a lump-sum payment may have been restricted by the contract owner. If so, such rights or options will not be available to the beneficiary.

PARTIAL ENTRY INTO THE INCOME PHASE. You may elect an income phase payment option for a portion of your contract value, while leaving the remaining portion invested in the accumulation phase. Whether the Tax Code considers such payments taxable as income phase payments or as withdrawals is currently unclear; therefore, you should consult with a qualified tax adviser before electing this option. The same or different income phase payment option may be selected for the portion left invested in the accumulation phase.

TAXATION. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an income phase payment option, the Tax Code requires that your expected payments will not exceed certain durations. See "FEDERAL TAX CONSIDERATIONS".

PAYMENT OPTIONS.
The following table lists the income phase payment options and accompanying death benefits available during the income phase. We may offer additional income phase payment options under the Contract from time to time. Once income phase payments begin, the income phase payment option selected may not be changed.

TERMS TO UNDERSTAND:
ANNUITANT(S): The person(s) on whose life expectancy(ies) the income phase payments are based.

BENEFICIARY(IES): The person(s) or entity(ies) entitled to receive a death benefit, if any, under the income phase payment option selected.

     -----------------------------------------------------------------------------------------------------------------------
     LIFETIME INCOME PHASE PAYMENT OPTIONS
     -----------------------------------------------------------------------------------------------------------------------
     Life Income              LENGTH OF PAYMENTS: For as long as the annuitant lives. It is possible that only one payment will be made if the annuitant dies prior to the second payment's due date.

                              DEATH BENEFIT--NONE: All payments end upon the annuitant's death.
     -----------------------------------------------------------------------------------------------------------------------
     Life Income--            LENGTH OF PAYMENTS: For as long as the annuitant lives, with payments guaranteed for your
     Guaranteed               choice of 5 to 30 years or as otherwise specified in the contract.
     Payments
                              DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If the annuitant dies before we have made all the guaranteed payments, we will continue to pay the beneficiary the remaining payments.
     -----------------------------------------------------------------------------------------------------------------------
     Life Income--            LENGTH OF PAYMENTS: For as long as either annuitant lives. It is possible that only one
     Two Lives                payment will be made if both annuitants die before the second payment's due date.

                              CONTINUING PAYMENTS: When you select this option you choose for:

                                   a)  100%, 66 2/3% or 50% of the payment to continue to the surviving annuitant after the first death; or

                                   b)  100% of the payment to continue to the annuitant on the second annuitant's death, and 50% of the payment to continue to the second annuitant on the annuitant's death.

                              DEATH BENEFIT--NONE: All payments end upon the death of both annuitants.
     -----------------------------------------------------------------------------------------------------------------------
     Life Income--            LENGTH OF PAYMENTS: For as long as either annuitant lives, with payments guaranteed from 5
     Two Lives--              to 30 years or as otherwise specified in the contract.
     Guaranteed
     Payments                 CONTINUING PAYMENTS: 100% of the payment to continue to the surviving annuitant after the first death.

                              DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If both annuitants die before we have made all the guaranteed payments, we will continue to pay the beneficiary the remaining payments.
     -----------------------------------------------------------------------------------------------------------------------
     Life Income--Cash        LENGTH OF PAYMENTS: For as long as the annuitant lives.
     Refund Option (limited
     availability--fixed      DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: Following the annuitant's death, we will pay a
     payments only)           lump sum payment equal to the amount originally applied to the income phase payment option
                              (less any applicable premium tax) and less the total amount of income payments paid.
     -----------------------------------------------------------------------------------------------------------------------
     Life Income--Two         LENGTH OF PAYMENTS: For as long as either annuitant lives.
     Lives--Cash Refund
     Option (limited          CONTINUING PAYMENTS: 100% of the payment to continue after the first death.
     availability--fixed
     payments only)           DEATH BENEFIT--PAYMENT  TOTHE BENEFICIARY: When both annuitants die we will pay a lump-sum payment equal to the amount applied to the income phase payment option (less any applicable premium tax) and less the total amount of income payments paid.
     -----------------------------------------------------------------------------------------------------------------------

                                       43

     -----------------------------------------------------------------------------------------------------------------------
     NONLIFETIME INCOME PHASE PAYMENT OPTION
     -----------------------------------------------------------------------------------------------------------------------
     Nonlifetime--            LENGTH OF PAYMENTS:  You may select payments for 5 to 30 years (15 to 30 years if you elected
     Guaranteed               the premium bonus option).  In certain cases a lump-sum  payment may be requested at any time
     Payments                 (see below).

                              DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If the annuitant dies before we make all the guaranteed payments, we will continue to pay the beneficiary the remaining payments.
     -----------------------------------------------------------------------------------------------------------------------
     LUMP-SUM PAYMENT: If the "Nonlifetime--Guaranteed Payments" option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one lump sum. Any such lump-sum payments will be treated as a withdrawal during the accumulation phase and we will charge any applicable surrender charge. Lump-sum payments will be sent within seven calendar days after we receive the request for payment in good order at our Customer Service Center.
     -----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            OTHER CONTRACT PROVISIONS
--------------------------------------------------------------------------------

REPORTS TO CONTRACT OWNERS
We will send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the contract value, cash surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your contract value and reflects the amounts deducted from or added to the contract value since the last report. You have 30 days to notify our Customer Service Center of any errors or discrepancies contained in the report or in any confirmation notices. We will also send you copies of any shareholder reports of the investment portfolios in which Separate Account B invests, as well as any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS
The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in Separate Account B may not reasonably occur or so that the Company may not reasonably determine the value of Separate Account B's net assets; or (4) during any other period when the SEC so permits for the protection of security holders. We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

IN CASE OF ERRORS IN YOUR APPLICATION
If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or sex.

ASSIGNING THE CONTRACT AS COLLATERAL
You may assign a non-qualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES -- APPLICABLE TAX LAW
We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law. You will be given advance notice of such changes.

FREE LOOK
You may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period. To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value. For purposes of the refund during the free look period, (i) we adjust your contract value for any Market Value Adjustment (if you have invested in the Fixed Account), (ii) then, if applicable, we exclude any credit initially applied, and (iii) then we include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios and the potential positive or negative effect of the market value adjustment, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts may be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Liquid Asset subaccount). We may, in our discretion, require that premiums designated for investment in the subaccounts from all other states as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and cancellation request. We determine your contract value at the close of business on the day we receive your written request. If you keep your Contract after the free look period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.

SPECIAL ARRANGEMENTS
We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

SELLING THE CONTRACT
Our affiliate Directed Services, Inc. ("DSI"), 1475 Dunwoody Dr., West Chester, PA 19380 is the principal underwriter and distributor of the Contract as well as for other Golden American contracts. DSI, a New York corporation, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

DSI does not retain any commissions or compensation paid to it by Golden American for Contract sales. DSI enters into selling agreements with affiliated and unaffiliated broker-dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products. Selling firms are also registered with the SEC and NASD member firms.

DSI pays selling firms for Contract sales according to one or more schedules. This compensation is generally based on a percentage of premium payments. Selling firms may receive commissions of up to 6.0% of premium payments. In addition, selling firms may receive ongoing annual compensation of up to 1.10% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on their firm's practices. Commissions and annual compensation, when combined, could exceed 6.0% of total premium payments.

DSI may also compensate wholesalers/distributors, and their sales management personnel, for Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments, and/or a percentage of Contract values.

Affiliated selling firms may include Aeltus Capital, Inc., ING Investment Services, LLC, BancWest Investment Services, Inc., Baring Investment Services, Inc., Compulife Investor Services, Inc., Financial Network Investment Corporation, Financial Northeastern Corporation, Granite Investment Services, Inc. Guaranty Brokerage Services, Inc., IFG Network Securities, Inc., ING America Equities, Inc., ING Barings Corp., ING Brokers Network, LLC, ING Direct Funds Limited, ING DIRECT Securities, Inc., ING Furman Selz Financial Services LLC, ING Funds Distributor, Inc., ING TT&S (U.S.) Securities, Inc., Investors

Financial Group, Inc., Locust Street Securities, Inc., Multi-Financial Securities Corporation, PrimeVest Financial Services, Inc., Systematized Benefits Administrators, Inc., United Variable Services, Inc., VESTAX Securities Corporation, and Washington Square Securities, Inc.

We may also make additional payments to broker dealers for marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts.

We do not pay any additional compensation on the sale or exercise of any of the Contract's optional benefit riders offered in this prospectus.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS
We will vote the shares of a Trust owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust shareholder meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that subaccount. We will also vote shares we hold in Separate Account B which are not attributable to contract owners in the same proportion.

STATE REGULATION
We are regulated by the Insurance Department of the State of Delaware. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The variable Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS
The Company, like other insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that currently there are no pending or threatened lawsuits that are reasonably likely to have a materially adverse impact on the Company or Separate Account B.

LEGAL MATTERS
The legal validity of the Contracts was passed on by Kimberly J. Smith, Executive Vice President, General Counsel and Assistant Secretary of Golden American.

EXPERTS
The audited consolidated financial statements of Golden American at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, and the statement of assets and liabilities of Separate Account B at December 31, 2001 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, appearing in the SAI and Registration Statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their report thereon appearing in the SAI and in the Registration Statement, and are included or incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

--------------------------------------------------------------------------------
                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following summary provides a general description of the federal income tax considerations associated with this Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult your counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws. We do not make any representations as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

THIS SUMMARY REFERENCES ENHANCED DEATH BENEFITS AND EARNINGS MULTIPLIER BENEFITS THAT MAY NOT BE AVAILABLE UNDER YOUR CONTRACT. PLEASE SEE YOUR CONTRACT, AND "THE ANNUITY CONTRACT -- OPTIONAL RIDERS" AND "DEATH BENEFIT CHOICES" IN THIS PROSPECTUS.

TYPES OF CONTRACTS:  NON-QUALIFIED OR QUALIFIED
The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS
     DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of a variable account be "adequately diversified" in order for non-qualified Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that Separate Account B, through the subaccounts, will satisfy these diversification requirements.

     INVESTOR CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a contract owner to allocate premium payments and transfer contract values, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give contract owners investment control over Separate Account B assets, we reserve the right to modify the Contracts as necessary to prevent a contract owner from being treated as the owner of the Separate Account B assets supporting the Contract.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See "Death Benefit Choices" for additional information on required distributions from non-qualified contracts. Qualified Contracts are subject to special rules -- see below.

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

     IN GENERAL. We believe that if you are a natural person you will generally not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of the contract value, and, in the case of a qualified Contract, any portion of an interest in the qualified plan, generally will be treated as a distribution.

TAXATION OF NON-QUALIFIED CONTRACTS
     NON-NATURAL PERSON. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

     WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs (including amounts paid to you under the MGWB rider), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the Contract at that time. Credits constitute earnings (not premiums) for federal tax purposes and are not included in the owner's investment in the Contract. The tax treatment of market value adjustments is uncertain. You should consult a tax adviser if you are considering taking a withdrawal from your Contract in circumstances where a market value adjustment would apply.

In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's investment in the Contract.

     SEPARATE ACCOUNT CHARGES. It is possible that the Internal Revenue Service may take a position that charges for certain optional benefits and riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat the quarterly charges deducted for an earnings multiplier benefit rider as taxable withdrawals, which might also be subject to a tax penalty if the withdrawal occurs before you reach age 59 1/2. You should consult your tax advisor prior to selecting any optional benefit or rider under the Contract.

     PENALTY TAX ON CERTAIN WITHDRAWALS. A distribution from a non-qualified Contract may be subject to a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

     o    made on or after the taxpayer reaches age 59 1/2;

     o    made on or after the death of a contract owner;

     o    attributable to the taxpayer's becoming disabled; or

      o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. Special rules may apply to amounts distributed after a Beneficiary has elected to maintain Contract value and receive payments.

     TRANSFERS, ASSIGNMENTS, EXCHANGES AND ANNUITY DATES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, the selection of certain dates for commencement of the annuity phase, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability, and we will report taxable amounts as required by law. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS
The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death. PLEASE NOTE THAT REQUIRED MINIMUM DISTRIBUTIONS UNDER QUALIFIED CONTRACTS MAY BE SUBJECT TO SURRENDER CHARGE AND/OR MARKET VALUE ADJUSTMENT, IN ACCORDANCE WITH THE TERMS OF THE CONTRACT.

     WITHHOLDING. Distributions from certain qualified plans generally are subject to withholding for the contract owner's federal income tax liability. The withholding rates vary according to the type of distribution and the contract owner's tax status. The contract owner may be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions that are required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the contract owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

     CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

IRAs generally may not invest in life insurance contracts. We do not believe a death benefit under an annuity contract that is equal to the greater of premiums paid (less withdrawals) or contract value will be treated as life insurance. However, the enhanced death benefits and earnings enhancement benefit under this Contract may exceed the greater of premiums paid (less withdrawals) and contract value. We have previously received IRS approval of the form of the Contract, including the enhanced death benefit feature, for use as an IRA. THE CONTRACT WITH BOTH ENHANCED DEATH BENEFITS AND THE EARNINGS MULTIPLIER BENEFIT HAS BEEN FILED WITH THE IRS FOR APPROVAL FOR USE AS AN IRA. HOWEVER, THERE IS NO ASSURANCE THAT THE IRS WILL GIVE THIS APPROVAL OR THAT THE CONTRACT MEETS THE QUALIFICATION REQUIREMENTS FOR AN IRA. Although we regard the enhanced death benefit options and earnings multiplier benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax qualification, which could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. YOU SHOULD CONSULT YOUR TAX ADVISOR IF YOU ARE CONSIDERING ADDING AN ENHANCED DEATH BENEFIT OR EARNINGS MULTIPLIER BENEFIT TO YOUR CONTRACT IF IT IS AN IRA.

     DISTRIBUTIONS - IRAS. All distributions from a traditional IRA are taxed as received unless either one of the following is true:

     o The distribution is rolled over to a plan eligible to receive rollovers or to another traditional IRA in accordance with the Tax Code; or

     o You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

To avoid certain tax penalties, you and any designated beneficiary must also meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to Roth IRA contracts except with regard to death benefits. These rules may dictate one or more of the following:

     o    Start date for distributions;

     o The time period in which all amounts in your account(s) must be distributed; or

     o    Distribution amounts.

Generally, you must begin receiving distributions from a traditional IRA by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. We must pay out distributions from the contract over one of the following time periods:

     o Over your life or the joint lives of you and your designated beneficiary; or

     o Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

The amount of each periodic distribution must be calculated in accordance with IRS regulations. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

The following applies to the distribution of death proceeds under 408(b) and 408A (Roth IRA - See below) plans. Different distribution requirements apply if your death occurs:

     o    After you begin receiving minimum distributions under the contract; or

     o    Before you begin receiving such distributions.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2002, your entire balance must be distributed to the designated beneficiary by December 31, 2007. However, if the distributions begin by December 31 of the calendar year following the calendar year of your death, and you have named a designated beneficiary, then payments may be made over either of the following time-frames:

     o    Over the life of the designated beneficiary; or

     o Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, distributions must begin on or before the later of the following:

     o December 31 of the calendar year following the calendar year of your death; or

     o December 31 of the calendar year in which you would have attained age 70 1/2.

In lieu of taking a distribution under these rules, a spousal beneficiary may elect to treat the account as his or her own IRA. In such case, the surviving spouse will be able to make contributions to the account, make rollovers from the account, and defer taking a distribution until his or her age 70 1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account, makes additional contributions to the account, or fails to take a distribution within the required time period.

     ROTH IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to limits on the amount of the contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. A 10% penalty may apply to amounts attributable to a conversion from an IRA to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

     DISTRIBUTIONS -- ROTH IRAS. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

     o Made after the five-taxable year period beginning with the first taxable year for which a contribution was made; and

     o Made after you attain age 59 1/2, die, become disabled as defined in the Tax Code, or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. A partial distribution will first be treated as a return of contributions which is not taxable and then as taxable accumulated earnings.

     TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions, but not earnings on such distributions, may also be distributed upon hardship, but would generally be subject to penalties.

     TSAS -- LOANS. Loans may be available if you are under age 70 1/2 and purchased your contract in connection with a non-ERISA plan qualified under
Section 403(b) of the Code ("TSA"). If your contract was issued in connection with a TSA and the terms of your plan permit, you may take a loan from us, using your surrender value as collateral for the loan. Loans are subject to the terms of the Contract, your 403(b) plan, and the Code. You are responsible for monitoring the amount and number of loans outstanding at any one time under your TSA, whether under our contracts or those of other carriers. We may modify the terms of a loan to comply with changes in applicable law. We urge you to consult with a qualified tax advisor prior to effecting a loan transaction under your Contract. We may apply additional restrictions or limitations on loans, and you must make loan requests in accordance with our administrative practices and loan request procedures in effect at the time you submit your request. Read the terms of the loan agreement before submitting any request.

     Any outstanding loan balance impacts the following:

     1) Withdrawals and Charges: We determine amounts available for maximum withdrawal amounts, free partial withdrawals, systematic withdrawals and waiver of administrative charges by reducing the otherwise applicable amounts by the amount of any outstanding loan balance.

     2) Death Benefits, Annuitization and Surrenders: We deduct the outstanding loan balance from any amounts otherwise payable and in determining the amount available for annuitization.

     3)   Riders:

          a) Minimum Guaranteed Income Benefit ("MGIB") Rider. If you exercise the MGIB rider, we reduce the MGIB Base by an amount equal to the ratio of the outstanding loan balance to the contract value multiplied by the MGIB Base.

          b) Minimum Guaranteed Withdrawal Benefit ("MGWB") Rider. The portion of the contract value used to pay off the outstanding loan balance will reduce the MGWB Withdrawal Account. We do not recommend the MGWB rider if loans are contemplated.

          c) Minimum Guaranteed Accumulation Benefit ("MGAB") Rider. Generally, loan repayment periods should not extend into the 3-year period preceding the end of the Waiting Period, because transfers made within such 3-year period reduce the MGAB Base and the MGAB Charge Base pro rata based on the percentage of contract value transferred. Transfers between the TSA Special Fixed Account and the variable accounts will not be excluded from this treatment.

     TSAS -- DISTRIBUTIONS. All distributions from Section 403(b) plans are taxed as received unless either of the following are true:

     o The distribution is rolled over to another plan eligible to receive rollovers or to a traditional individual retirement annuity/account
          (IRA) in accordance with the Tax Code; or

     o You made after-tax contributions to the plan. In this case, the amount will be taxed according to rules detailed in the Tax Code.

     Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless:

     o You are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 70 1/2;or

     o You had amounts under the contract as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT
THE CONTRACT INCLUDES AN ENHANCED DEATH BENEFIT THAT IN SOME CASES MAY EXCEED THE GREATER OF THE PREMIUM PAYMENTS OR THE CONTRACT VALUE. THE IRS HAS NOT RULED WHETHER AN ENHANCED DEATH BENEFIT COULD BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN ANY CODE SECTION 401(A) PENSION OR PROFIT-SHARING PLAN OR CODE SECTION 403(B) TAX-SHELTERED ANNUITY. EMPLOYERS USING THE CONTRACT MAY WANT TO CONSULT THEIR TAX ADVISER REGARDING SUCH LIMITATION. FURTHER, THE INTERNAL REVENUE SERVICE HAS NOT ADDRESSED IN A RULING OF GENERAL APPLICABILITY WHETHER A DEATH BENEFIT PROVISION SUCH AS THE ENHANCED DEATH BENEFIT PROVISION IN THE CONTRACT COMPORTS WITH IRA OR ROTH IRA QUALIFICATION REQUIREMENTS. A TAX ADVISOR SHOULD BE CONSULTED.

OTHER TAX CONSEQUENCES
As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION
Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

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--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS

     ITEM
     Introduction
     Description of Golden American Life Insurance Company
     Safekeeping of Assets
     The Administrator
     Independent Auditors
     Distribution of Contracts
     Performance Information
     IRA Partial Withdrawal Option
     Other Information
     Financial Statements of Golden American Life Insurance Company Financial Statements of Separate Account B

--------------------------------------------------------------------------------

PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. ADDRESS THE FORM TO OUR CUSTOMER SERVICE CENTER; THE ADDRESS IS SHOWN ON THE PROSPECTUS COVER.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT B.

Please Print or Type:

                      --------------------------------------------------
                      NAME

                      --------------------------------------------------
                      SOCIAL SECURITY NUMBER

                      --------------------------------------------------
                      STREET ADDRESS

                      --------------------------------------------------
                      CITY, STATE, ZIP

SmartDesign Advantage-121820                                          05/01/2002
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

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--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

                  DESCRIPTION OF UNDERLYING INVESTMENT OPTIONS

--------------------------------------------------------------------------------
THE INVESTMENT PORTFOLIOS
--------------------------------------------------------------------------------

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. They are listed in this Appendix. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO ANY INVESTMENT PORTFOLIO, AND YOU MAY LOSE YOUR PRINCIPAL.

PLEASE KEEP IN MIND THE INVESTMENT RESULTS OF THE INVESTMENT PORTFOLIOS ARE LIKELY TO DIFFER SIGNIFICANTLY AND THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS RESPECTIVE INVESTMENT OBJECTIVE. SHARES OF THE PORTFOLIOS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIOS. SHARES OF THE PORTFOLIOS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. EXCEPT AS NOTED, ALL FUNDS ARE DIVERSIFIED, AS DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940.

CERTAIN FUNDS OFFERED UNDER THE CONTRACTS HAVE INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO OTHER FUNDS MANAGED BY THE FUND'S INVESTMENT ADVISER. THE INVESTMENT RESULTS OF A FUND MAY BE HIGHER OR LOWER THAN THOSE OF OTHER FUNDS MANAGED BY THE SAME ADVISER. THERE IS NO ASSURANCE AND NO REPRESENTATION IS MADE THAT THE INVESTMENT RESULTS OF ANY FUND WILL BE COMPARABLE TO THOSE OF ANOTHER FUND MANAGED BY THE SAME INVESTMENT ADVISER.

                            LIST OF FUND NAME CHANGES

----------------------------------------------------------------------------------------------------
                 CURRENT FUND NAME                                   FORMER FUND NAME

----------------------------------------------------------------------------------------------------
ING Variable Portfolios, Inc. - ING VP Index Plus     Aetna Variable Portfolios, Inc. - Aetna Index
  Large Cap Portfolio (Class S Shares)                  Plus Large Cap VP (Class S Shares)
----------------------------------------------------------------------------------------------------
ING Variable Portfolios, Inc. - ING VP Index Plus     Aetna Variable Portfolios, Inc. - Aetna Index
  Mid Cap Portfolio (Class S Shares)                    Plus Mid Cap VP (Class S Shares)
----------------------------------------------------------------------------------------------------
ING Variable Portfolios, Inc. - ING VP Index Plus     Aetna Variable Portfolios, Inc. - Aetna Index
  Small Cap Portfolio (Class S Shares)                  Plus Small Cap VP (Class S Shares)
----------------------------------------------------------------------------------------------------
ING Variable Portfolios, Inc. - ING VP Value          Aetna Variable Portfolios, Inc. - Aetna Value
  Opportunity Portfolio (Class S Shares)                Opportunity VP (Class S Shares)
----------------------------------------------------------------------------------------------------
ING Variable Insurance Trust- ING VP Worldwide        Pilgrim Variable Insurance Trust- Pilgrim VIT
  Growth Portfolio                                      Worldwide Growth Portfolio
----------------------------------------------------------------------------------------------------
ING Variable Products Trust- ING VP Convertible       Pilgrim Variable Products Trust- Pilgrim VP
  Portfolio (Class S Shares)                            Convertible Portfolio (Class S Shares)
----------------------------------------------------------------------------------------------------
ING Variable Products Trust- ING VP Large Company     Pilgrim Variable Products Trust- Pilgrim VP
  Value Portfolio (Class S Shares)                      Growth and Income Portfolio (Class S Shares)
----------------------------------------------------------------------------------------------------
ING Variable Products Trust- ING VP LargeCap Growth   Pilgrim Variable Products Trust- Pilgrim VP
  Portfolio (Class S Shares)                            LargeCap Growth Portfolio (Class S Shares)
----------------------------------------------------------------------------------------------------
ING Variable Products Trust- ING VP MagnaCap          Pilgrim Variable Products Trust- Pilgrim VP
  Portfolio (Class S Shares)                            MagnaCap Portfolio (Class S Shares)
----------------------------------------------------------------------------------------------------
ING Partners, Inc. - ING JP Morgan Mid Cap Value      Portfolio Partners, Inc. - PPI JP Morgan Mid
  Portfolio (Class S Shares)                            Cap Value Portfolio (Class S Shares)
----------------------------------------------------------------------------------------------------
ING Partners, Inc. - ING MFS Capital Opportunities    Portfolio Partners, Inc. - PPI MFS Capital
  Portfolio                                             Opportunities Portfolio
----------------------------------------------------------------------------------------------------
ING Partners, Inc. - ING MFS Global Growth            Portfolio Partners, Inc. - PPI MFS Global
  Portfolio (Class S Shares)                            Growth Portfolio (Class S Shares)
----------------------------------------------------------------------------------------------------
ING Partners, Inc. - ING Van Kampen Comstock          Portfolio Partners, Inc. - PPI Van Kampen
  Portfolio (Class S Shares)                            Comstock Portfolio (Class S Shares)
----------------------------------------------------------------------------------------------------
ING GET Fund (Class S)                                Aetna GET Fund (Class S)
----------------------------------------------------------------------------------------------------
UBS Series Trust - UBS Tactical Allocation            Brinson Series Trust  - Brinson Tactical
  Portfolio                                                     Allocation Portfolio
----------------------------------------------------------------------------------------------------

                                       A1

--------------------------------------------------------------------------------
INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

GCG TRUST

Core Bond      INVESTMENT OBJECTIVE
Series         Maximum total return, consistent with preservation of capital and prudent investment management

               PRINCIPAL STRATEGIES
               Under normal circumstances, invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Portfolio Manager's forecast for interest rates.

               Invests primarily in investment-grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the Portfolio Manager to be of comparable quality. May invest up to 20% of its assets in securities denominated in foreign currencies, and beyond this limit in U.S. dollar-denominated securities of foreign issuers, including Yankees and Euros. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to foreign currency fluctuations. Normally hedges at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

               The Portfolio may engage in derivative transactions on securities in which it is permitted to invest, on securities indexes, interest rates and foreign currencies; may lend its portfolio securities to brokers, dealers and other financial institutions to earn income; and may seek without limitation to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Interest Rate Risk, Issuer Risk, Credit Risk, Foreign Investment Risk, Currency Risk, Derivative Risk, Liquidity Risk, Mortgage Risk, and Leveraging Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. INTEREST RATE RISK refers to the risk that fixed income securities could lose value because of interest rate changes. ISSUER RISK refers to the risk that the value of a security may decline for a number of reasons which are directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. CREDIT RISK refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they become due. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. CURRENCY RISK refers to the risk that changes in currency exchange rates may affect foreign securities held by the portfolio and may reduce the returns of the portfolio. DERIVATIVE RISK refers to the risk that derivative instruments involve risks different from direct investments in underlying securities, including imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. LIQUIDITY RISK refers to the risk that investments in illiquid securities may reduce the portfolio's returns because it may be unable to sell the illiquid securities at an advantageous time or price. MORTGAGE RISK refers to the risk that rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-related securities are subject to prepayment risk, which may require a

                                       A2
                    portfolio to reinvest that money at lower prevailing interest rates, thus reducing the portfolio's returns. LEVERAGING RISK refers to the risk that that the use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Pacific Investment Management Company LLC

International  INVESTMENT OBJECTIVE
Enhanced       Total return from long-term capital growth and income
EAFE Series
               PRINCIPAL STRATEGIES
               Under normal conditions, invests at least 80% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies, based in countries represented in the Morgan
               Stanley Capital International, Europe, Australia and Far East
               Index (the "EAFE Index"). The EAFE Index is a widely recognized benchmark of the world's stock markets (excluding the United
               States). Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks. These investments may take the form of depositary receipts.

               Investment process emphasizes stock selection as the primary source of returns. Emphasis is on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The Portfolio Manager, completes the process by using disciplined portfolio construction and formal risk control techniques to build a portfolio that reflects its stock selection ideas, while also seeking to manage risk relative to the EAFE Index.

               The Portfolio Manager will seek to diversify the Portfolio by investing in at least three issuers in several countries other than the United States, but may invest a substantial part of its assets in just one country. The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

               Although the Portfolio invests primarily in equities of companies based in countries that are represented in the EAFE Index, it may also invest up to 20% of its assets in other types of securities, including companies or governments in developing countries; investment grade debt securities rated of Baa or higher by Moody's Investors Service, Inc.("Moody's"), BBB or higher by Standard & Poor's Corporation ("S&P") or the equivalent by another national rating organization or unrated securities of comparable quality; debt securities denominated in currencies other than U.S. dollar or issued by a single foreign government or international organization, such as the World Bank; high-quality money market instruments and repurchase agreements.

               To temporarily defend its assets, the Portfolio may invest any amount of its assets in high-quality money market instruments and repurchase agreements. Where capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries. The Portfolio may invest in derivatives to hedge various market risks or to increase the Portfolio's income or gain. The Portfolio is not diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Foreign Investment Risk, Emerging Market Risk, Small Company Risk, Unsponsored Depositary Receipts Risk, Convertible and Fixed Income Securities Risk, Closed-End Investment Company Risk, Derivative Risk, Defensive Investing Risk and Diversification Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. EMERGING MARKET RISK refers to the risk that investing in emerging market countries present risks in a greater degree than, and in addition to

                                       A3
                    investing in foreign issuers in general. SMALL COMPANY RISK refers to the risk that small companies may be more susceptible to price swings than larger companies because they have fewer financial resources, and limited product and market diversification. UNSPONSORED DEPOSITARY RECEIPTS RISK refers to the risk that unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. CONVERTIBLE AND FIXED INCOME SECURITIES RISK refers to the risk that the market value of convertible securities and fixed income securities tends to decline as interest rates increase and increase as interest rates decline. Such a drop could be worse if the portfolio invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist. CLOSED-END INVESTMENT COMPANY RISK refers to the risk that investments in closed-end investment companies may entail added expenses such as additional management fees and trading costs. DERIVATIVE RISK refers to the risk that derivative instruments involve risks different from direct investments in underlying securities, including imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. DEFENSIVE INVESTING RISK refers to the risk that investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the portfolio is investing for temporary defensive purposes, could reduce the portfolio's potential returns. DIVERSIFICATION RISK refers to the risk that a non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers, and the gains or losses on a single security or issuer will have a greater impact on the non-diversified fund's net asset value.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: J.P. Morgan Fleming Asset Management (London) Limited

J.P. Morgan    INVESTMENT OBJECTIVE
Fleming Small  Capital growth over the long term
Cap Equity
Series         PRINCIPAL STRATEGIES
               Under normal market conditions, invests at least 80% of its total assets in equity securities of small-cap companies with market capitalization equal to those within a universe of Standard &
               Poor's SmallCap 600 Index stocks.

               Focuses on companies with high quality management; a leading or dominant position in a major product line, new or innovative products, services or processes; a strong financial position; and a relatively high rate of return of invested capital available for financing future growth without borrowing extensively from outside sources. The Portfolio Manager uses a disciplined stock selection process, which focuses on identifying attractively valued companies with positive business fundamentals. The Portfolio combines growth and value investing.

               The Portfolio may invest up to 20% of its total assets in: foreign securities, including depositary receipts; convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock; and high-quality money market instruments and repurchase agreements.

               The Portfolio may invest in real estate investment trusts ("REITs"), which are pools of investments consisting primarily of income-producing real estate or loans related to real estate; and in derivatives to hedge various market risks or to increase the Portfolio's income or gain. The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Small Company Risk, Foreign Investment Risk, Unsponsored Depository Risk, Convertible Securities Risk, REIT Risk, Derivative Risk, and Defensive Investing Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or

                                       A4
                    disappointing earnings results. SMALL COMPANY RISK refers to the risk that small companies may be more susceptible to price swings than larger companies because they have fewer financial resources, and limited product and market diversification. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. These risks increase when investing in issuers located in developing countries. UNSPONSORED DEPOSITARY RECEIPTS RISK refers to the risk that unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. CONVERTIBLE SECURITIES RISK refers to the risk that the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline, and their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. REIT RISK refers to the risk that the value of REITs will depend on the value of the underlying properties or underlying loans; REITS may decline when interest rates rise; the value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties; and REITs may be more volatile or illliquid than other types of securities. DERIVATIVE RISK refers to the risk that derivative instruments involve risks different from direct investments in underlying securities, including imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. DEFENSIVE INVESTING RISK refers to the risk that investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when investing for temporary defensive purposes, could reduce the portfolio's returns.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: J.P. Morgan Fleming Asset Management (USA)
               Inc.

Janus Growth   INVESTMENT OBJECTIVE
and Income     Long-term capital growth and current income
Series
               PRINCIPAL STRATEGIES
               Normally emphasizes investments in common stocks. Normally invests up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities believed to have income potential. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

               The Portfolio Manager shifts assets between the growth and income components of the Portfolio based on the its analysis of relevant market, financial and economic conditions. If the Portfolio Manager believes that growth securities will provide better returns than the yields available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component. The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential. The income component of the Portfolio will consist of securities that the Portfolio Manager believes have income potential, including equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the Portfolio Manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

               The Portfolio may also invest in debt securities; without limit in foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets); high-yield bonds (up to 35%) of any quality; index/structured securities; options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return; securities purchased on a when-issued, delayed delivery or forward commitment basis; illiquid investments (up to 15%); special situation companies; and in cash or similar investments when market conditions are unfavorable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Income Risk, Interest Rate

                                       A5

               Risk, Credit Risk, Maturity Risk, Growth Investing Risk, Foreign Investment Risk, High Yield Bond Risk, and Special Situations Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. INCOME RISK relates to the risk that a portfolio's income may fall due to falling interest rates. Income risk is greatest for short-term bonds and the least for long-term bonds. INTEREST RATE RISK refers to the risk that fixed income securities could lose value because of interest rate changes. CREDIT RISK refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they become due. MATURITY RISK refers to the risk that the average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price. Fixed income securities with longer maturities will be more volatile than fixed income securities with shorter maturities. GROWTH INVESTING RISK refers to the risk that growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. To the extent that the portfolio invests more than 25% of its total assets in one geographic region or country, the portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund. HIGH YIELD BOND RISK refers to the risk that high yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential volatility and principal and income risk. SPECIAL SITUATIONS RISK refers to the risk that investments in special situations companies may not appreciate if an anticipated development does not occur or does not attract anticipated attention.

               An investment in the Portfolio may also be subject to the following additional non-principal risks which are described in detail in the prospectus: Derivative Risk, Sector Risk, Small Company Risk, and Call Risk.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Janus Capital Management LLC

                                       A6

Liquid Asset   INVESTMENT OBJECTIVE
Series         High level of current income consistent with the preservation of capital and liquidity

               PRINCIPAL STRATEGIES
               The Portfolio Manager strives to maintain a stable $1 per share net asset value and its investment strategy focuses on safety of principal, liquidity and yield, in order of importance, to achieve this goal.

               At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio. The average maturity of the Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions. The Portfolio may invest in U.S. dollar-denominated money market instruments.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Income Risk, Interest Rate Risk, and Credit Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. INCOME RISK relates to the risk that a portfolio's income may fall due to falling interest rates. Income risk is greatest for short-term bonds and the least for long-term bonds. INTEREST RATE RISK refers to the risk that fixed income securities could lose value because of interest rate changes. CREDIT RISK refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they become due.

               AN INVESTMENT IN THE LIQUID ASSET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO, AND THE PORTFOLIO MANAGER CANNOT ASSURE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE.

               INVESTMENT MANAGER
               Directed Services, Inc.

               PORTFOLIO MANAGER
               ING Investment Management LLC

Research       INVESTMENT OBJECTIVE
Series         Long-term growth of capital and future income

               PRINCIPAL STRATEGIES
               Normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts). Focus is on companies believed to have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size, and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

               The Portfolio may invest in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may engage in active and frequent trading to achieve its principal investment stategies, which increases transaction costs and could detract from the Portfolio's performance.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, OTC Investment Risk and Foreign Investment Risk, High Yield Bond Risk and Frequent Trading Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or

                                       A7
                    disappointing earnings results. OTC INVESTMENT RISK refers to the risk that over-the-counter ("OTC") securities are generally securities of companies that are smaller or newer than securities listed on the New York Stock or American Stock Exchanges and may involve greater risk. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. HIGH YIELD BOND RISK refers to the risk that high yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential volatility and principal and income risk. FREQUENT TRADING RISK refers to the risk that active and frequent trading increases transactions costs, which detract from performance.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Massachusetts Financial Services Company

Total Return   INVESTMENT OBJECTIVE
Series         Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

               PRINCIPAL STRATEGIES
               The Portfolio is a "balanced fund" that invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities), such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.

               The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. Portfolio Manager uses fundamental analysis to select equity securities believed to be undervalued.

               The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities; and may invest with no limitation in mortgage pass-through securities and American Depositary Receipts. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies, which increases transaction costs and could detract from the Portfolio's performance.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Income Risk, Interest Rate Risk, Credit Risk, Call Risk, Allocation Risk, Convertible Securities Risk, , Undervalued Securities Risk, High Yield Bond Risk, Foreign Investment Risk, Maturity Risk and Liquidity Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. INCOME RISK relates to the risk that a portfolio's income may fall due to falling interest rates. Income risk is greatest for short-term bonds and the least for long-term bonds. INTEREST RATE RISK refers to the risk that fixed income securities could lose value because of interest rate changes. CREDIT RISK refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they become due. CALL RISK refers to the risk that, during periods of falling interest rates, a bond issuer may "call" or repay, its high yielding bond before the bond's maturity date. Forced to invest the proceeds at lower interest rates, a portfolio would experience a decline in income. ALLOCATION RISK refers to the risk that a portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines. CONVERTIBLE SECURITIES RISK refers to the risk that the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline, and their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. UNDERVALUED SECURITIES RISK refers to the

                                       A8
                    risk that the market value of an undervalued security may not rise, or may fall, if certain anticipated events do not occur or if investor perceptions about the security do not improve. HIGH YIELD BOND RISK refers to the risk that high yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but also typically have greater potential volatility and principal and income risk. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. MATURITY RISK refers to the risk that the average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price. LIQUIDITY RISK refers to the risk that investments in illiquid securities may reduce the portfolio's returns because it may be unable to sell the illiquid securities at an advantageous time or price.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Massachusetts Financial Services Company

Value Equity   INVESTMENT OBJECTIVE
Series         Seeks capital appreciation. Dividend income is a secondary objective.

               PRINCIPAL STRATEGIES
               Normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price.

               The Portfolio Manager screens equity securities for key variables and performs in-depth fundamental research to identify possible value opportunities and securities that are trading at significant discounts to intrinsic value.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Value Investing Risk, and Foreign Investment Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. VALUE INVESTING RISK refers to the risk that undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks, and typically underperform when other investing styles, such as growth investing, are in favor. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Eagle Asset Management, Inc.

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Dent  INVESTMENT OBJECTIVE
Demographic    Seeks long-term growth of capital.
Trends Fund
                PRINCIPAL STRATEGIES
(Series II     Seeks to meet its objective by investing in securities of
Shares)        companies that are likely to benefit from changing demographic, economic and lifestyle trends. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations. May also invest up to 25% of its total assets in foreign securities. Portfolio managers purchase securities of companies that have experienced, or that they believe

                                       A9
               have the potential for, above-average, long-term growth in revenues and earnings and consider whether to sell a particular security when they believe the security no longer has that potential. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities.

               PRINCIPAL RISKS
               Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small- and medium-sized companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price. Values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

               INVESTMENT ADVISER: A I M Advisors, Inc.

               SUBADVISER: H.S. Dent Advisors, Inc.

AIM V.I.       INVESTMENT OBJECTIVE
Growth Fund    Seeks growth of capital.

(Series II     PRINCIPAL STRATEGIES
Shares)        Seeks to meet its investment objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum. May invest up to 25% of its assets in foreign securities. Portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth and consider whether to sell a particular security when any of those factors materially changes. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. May engage in active and frequent trading of portfolio securities to achieve its investment objective which may result in increased transaction costs and brokerage commissions, both of which can lower the actual return on investment.

               PRINCIPAL RISKS
               Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Prices of foreign securities may be further affected by other factors, including currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

               INVESTMENT ADVISER: A I M Advisors, Inc.

                                      A10

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

Alliance-      INVESTMENT OBJECTIVE
Bernstein      Seeks long-term growth of capital.
Value
Portfolio      PRINCIPAL STRATEGIES
               Invests primarily in a diversified portfolio of equity securities
(Class B       of companies with relatively large market capitalizations that
Shares)        Alliance (the Portfolio's investment adviser) believes are undervalued. Investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power and dividend paying capability are not reflected in the current market price of their securities.
               The Portfolio may also invest up to 15% of total assets in foreign securities.

               PRINCIPAL RISKS
               Among the principal risks of investing in the Portfolio is market risk. To the extent the Portfolio invests in foreign securities, it may have foreign risk and currency risk. Market risk is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Foreign risk is the risk of investments in issuers located in foreign countries. Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment. Currency risk is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

               INVESTMENT ADVISER: Alliance Capital Management L.P.

Alliance       INVESTMENT OBJECTIVE
Growth and     Portfolio Seeks reasonable current income and reasonable
Income         opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.
(Class B
Shares)        PRINCIPAL STRATEGIES
               Invests primarily in dividend-paying common stocks of large, well-established "blue chip" companies. Also may invest in fixed-income and convertible securities and in securities of foreign issuers. Restricts its investments in foreign securities to issues of high quality.

               PRINCIPAL RISKS
               Principal risks include market risk, interest rate risk, and credit risk. Market risk is the risk that the value of the portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Interest rate risk is the risk that changes in interest rates will affect the value of the portfolio's investments in debt securities, such as bonds, notes and asset-backed securities, or other income-producing securities. Increases in interest rates may cause the value of a portfolio's investments to decline. Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. Investment in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default. Investments in foreign securities have foreign risk and currency risk. Foreign risk includes the risk that investments in foreign securities may experience more rapid and extreme changes in value than if they invested

                                      A11
               solely in securities of U.S. companies. Foreign companies usually are not subject to the same degree of regulation as U.S. companies due to different standards; and the risk that political changes or diplomatic developments could adversely affect the portfolio's investments in a foreign country. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the portfolio's investments.

               INVESTMENT ADVISER: Alliance Capital Management L.P.

Alliance       INVESTMENT OBJECTIVE
Premier        Seeks growth of capital by pursuing aggressive investment
Growth         policies.
Portfolio
               PRINCIPAL STRATEGIES
(Class B       Invests primarily in equity securities of a limited number of
Shares)        large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally invests at least 80% of total assets in equity securities of U.S.
               companies and up to 20% of assets in non-U.S. companies.
               Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. Focuses on a relatively small number of intensively researched companies. The Portfolio's investments are selected from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. May invest up to 20% of its net assets in convertible securities.

               PRINCIPAL RISKS
               Among the principal risks of investing in the portfolio are market risk and focused portfolio risk. Market risk is the risk that the value of the portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or long term periods. Focused portfolio risk is the risk that because the portfolio invests in a smaller number of issuers than many other equity funds, factors affecting those issuers can have a more significant effect on the portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk. Foreign risk includes the risk that investments in foreign securities may experience more rapid and extreme changes in value than if they invested solely in securities of U.S. companies. Foreign companies usually are not subject to the same degree of regulation as U.S. companies due to differing reporting, accounting, and auditing standards; and the risk that political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

               INVESTMENT ADVISER: Alliance Capital Management L.P.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity VIP   PRINCIPAL STRATEGIES
Contrafund(R)
Portfolio      INVESTMENT OBJECTIVE
               Seeks long-term capital appreciation.
(Service
Class 2)       PRINCIPAL STRATEGIES
               Normally invests primarily in common stocks of companies whose value the Portfolio's investment adviser believes is not fully recognized by the public. May invest in securities of both domestic and foreign issuers. Invests in either "growth" stocks or "value" stocks or both. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

               PRINCIPAL RISKS
               Subject to the following principal investment risks: stock market volatility, foreign exposure, and issuer-specific changes. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Foreign exposure refers to the risk that foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments

                                      A12
               and can perform differently from the U.S. market. Issuer-specific changes refer to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

               INVESTMENT ADVISER: Fidelity Management & Research Company

               SUBADVISERS: Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.

Fidelity VIP   INVESTMENT OBJECTIVE
Equity-Income  Seeks reasonable income. Also considers the potential for capital
Portfolio      appreciation. Seeks to achieve a yield which exceeds the
               composite yield on the securities comprising the Standard &
(Service       Poor's 500 Index.
Class 2)
               PRINCIPAL STRATEGIES
               Normally invests at least 80% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks. May also invest in other types of equity securities and debt securities, including lower-quality debt securities. May invest in securities of both domestic and foreign issuers. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

               PRINCIPAL RISKS
               Subject to the following principal investment risks: stock market volatility, interest rate changes, foreign exposure, issuer-specific changes, and "value" investing. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Interest rate changes refers to the risk that interest rate increases can cause the price of a debt security to decrease. Foreign exposure refers to the risk that foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. "Value" investing refers to the risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

               INVESTMENT ADVISER: Fidelity Management & Research Company

               SUBADVISER: FMR Co., Inc.

Fidelity VIP   INVESTMENT OBJECTIVE
Growth         Seeks to achieve capital appreciation.
Portfolio
               PRINCIPAL STRATEGIES
(Service       Normally invests primarily in common stocks of companies the
Class 2)       investment adviser believes have above-average growth potential
               (often called "growth" stocks). May invest in securities of both domestic and foreign issuers. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

               PRINCIPAL RISKS
               Subject to the following principal investment risks: stock market volatility, foreign exposure, issuer-specific changes, and "growth" investing. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Foreign exposure refers to the risk that foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. "Growth" investing refers to the risk that "growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than

                                      A13
               other types of stocks.

               INVESTMENT ADVISER: Fidelity Management & Research Company

               SUBADVISER: FMR Co., Inc.

ING GET FUND

ING GET Fund   INVESTMENT OBJECTIVE
               The Series seeks to achieve maximum total return without compromising a minimum targeted return (Targeted Return) by participating in favorable equity market performance during the Guarantee Period.

               PRINCIPAL STRATEGIES
               The Series allocates its assets among the following asset classes:

               o During the Offering Period, the Series' assets will be invested in short-term instruments.
               o During the Guarantee Period, the Series' assets will be allocated between the:
                    o EQUITY COMPONENT - consisting of common stocks included in the Standard and Poor's 500 Index (S&P 500) and futures contracts on the S&P 500; and the
                    o FIXED COMPONENT - consisting primarily of short- to intermediate-duration U.S. Government securities.
               The minimum TARGETED RETURN is 1.5% per year over the Guarantee Period. The minimum Targeted Return is set by the Fund's Board of Trustees (Board) and takes into consideration the Series' total annual expenses as well as insurance company separate account expenses assessed to contract holders and participants acquiring interests in the Fund through separate accounts. There is no assurance that the Fund will achieve the Targeted Return. THE GUARANTEE PROMISES INVESTORS ONLY A RETURN OF THE AMOUNT INVESTED IN THE SERIES THROUGH THE SEPARATE ACCOUNT (LESS CERTAIN CHARGES). THE GUARANTEE DOES NOT PROMISE THAT INVESTORS WILL EARN THE TARGETED RETURN.

               PRINCIPAL RISKS
               The principal risks of investing in the Series are those generally attributable to stock and bond investing. The success of the Series' strategy depends on Aeltus' skill in allocating assets between the Equity Component and the Fixed Component and in selecting investments within each Component. Because the Series invests in both stocks and bonds, the Series may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

               The risks associated with investing in STOCKS include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

               The principal risk associated with investing in BONDS is that interest rates may rise, which generally causes bond prices to fall. The market prices of STRIPS generally are more volatile than the market prices of other fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

               The asset allocation process results in additional transaction costs such as brokerage commissions. This process can have an adverse effect on the performance of the Series during periods of increased equity market volatility.

               If at the inception of, or any time during, the Guarantee Period interest rates are low, the Series' assets may be largely invested in the Fixed Component in order to increase the likelihood of achieving the Targeted Return at the Maturity Date. The effect of low interest rates on the Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation

                                      A14
               of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Series' assets may become largely invested in the Fixed Component in order to increase the likelihood of achieving the Targeted Return at the Maturity Date. In fact, if the value of the Equity Component were to decline by 30% in a single day, a complete reallocation to the Fixed Component would likely occur to ensure that the Targeted Return would be achieved at the end of the Guarantee Period. USE OF THE FIXED COMPONENT REDUCES THE SERIES' ABILITY TO PARTICIPATE AS FULLY IN UPWARD EQUITY MARKET MOVEMENTS, AND THEREFORE REPRESENTS SOME LOSS OF OPPORTUNITY, OR OPPORTUNITY COST, COMPARED TO A PORTFOLIO THAT IS FULLY INVESTED IN EQUITIES.

               Because the Series is new, it does not have return information an investor might find useful in evaluating the risks of investing in the Fund.

                                      A15

ING PARTNERS, INC.

ING MFS        INVESTMENT OBJECTIVE
Capital        Seeks capital appreciation.
Opportunities
Portfolio      PRINCIPAL STRATEGIES
               Invests primarily (at least 65% of net assets) in common stocks
(Initial       and related securities, such as preferred stocks, convertible
Class)         securities and depositary receipts. Focuses on companies that the
               Portfolio's subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flows. Investments may include securities listed on a securities exchange or traded in the over the counter markets.
               MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts. May invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. May engage in active and frequent trading to achieve its principal investment strategy.

               PRINCIPAL RISKS
               Subject to the following principal risks:

                    MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

                    OVER THE COUNTER RISK: Equity securities that are traded over the counter may be more volatile than exchange-listed securities and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

                    FOREIGN MARKETS RISK AND CURRENCY RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

                    EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investment in foreign securities, and also have additional risks.

                    DEPOSITARY RECEIPT RISK: Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

                    ACTIVE OR FREQUENT TRADING RISK: Engaging in active and frequent trading may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies. Frequent trading also increases transaction costs, which could detract from the Portfolio's performance.

               INVESTMENT ADVISER: ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company)

               SUBADVISER: Massachusetts Financial Services Company (MFS)

ING MFS        INVESTMENT OBJECTIVE
Global Growth  Nondiversified Portfolio that seeks capital appreciation.
Portfolio
               PRINCIPAL STRATEGIES
(Service       Invests primarily (at least 65% of net assets under normal
Class)         circumstances) in common stocks and related equity securities such as preferred stock, convertible securities and depositary receipts. Seeks to achieve its investment objective by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.
               Invests in equity securities which are derived from companies in three distinct market sectors: (1) U.S. emerging growth companies, which are domestic companies that MFS, the Portfolio's subadviser,

                                      A16
               believes are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate due to special factors; (2) foreign growth companies, which are foreign companies located in more developed securities markets that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings and cash flow; and, (3) emerging market securities, which are securities of issuers whose principal activities are located in emerging market countries. Under normal circumstances, invests in at least three different countries, one of which may be the United States. Investments may include securities listed on a securities exchange or traded in the over the counter markets. Also may engage in active and frequent trading to achieve its principal investment strategies.

               PRINCIPAL RISKS
               Subject to the following principal risks:

                    MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

                    ASSET ALLOCATION RISK: The Tactical Allocation Model may not correctly predict the times to shift the Portfolio's assets from one type of investment to another.

                    FOREIGN MARKETS RISK AND CURRENCY RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

                    EMERGING GROWTH RISK: The Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

                    GEOGRAPHIC FOCUS RISK: If the Portfolio focuses its investments by investing a substantial amount of its assets in issuers located in a single country or a limited number of countries, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

                    EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investment in foreign securities, and also have additional risks.

                    OVER THE COUNTER RISK: Equity securities that are traded over the counter may be more volatile than exchange-listed securities and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

                    ACTIVE OR FREQUENT TRADING RISK: Engaging in active and frequent trading may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies. Frequent trading also increases transaction costs, which could detract from the Portfolio's performance.

                    DEPOSITARY RECEIPT RISK: Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

               INVESTMENT ADVISER: ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company)

               SUBADVISER: Massachusetts Financial Services Company (MFS)

ING Van        INVESTMENT OBJECTIVE
Kampen         Seeks capital growth and income.
Comstock
Portfolio      PRINCIPAL STRATEGIES
               Invests in a portfolio of equity securities, including common
(Service       stocks, preferred stocks and securities convertible into common
Class)         and preferred stocks consisting principally of common stocks.
               Emphasizes a value style of investing seeking well-established, undervalued companies believed to posses the

                                      A17
               potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Portfolio's subadviser of the capital growth and income potential for such securities materially change. May invest up to 25% of total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes. Also may invest up to 10% of total assets in high quality short-term debt securities and investment grade corporate debt securities in order to provide liquidity.

               PRINCIPAL RISKS
               Subject to the following principal risks:

                    MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

                    SMALL AND MID-CAPITALIZATION COMPANY RISK: Investment in small and mid-capitalization companies involves a substantial risk of loss. Small and mid cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.

                    FOREIGN MARKETS RISK AND CURRENCY RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

                    DERIVATIVES RISK: Loss may result from the Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Portfolio. A Portfolio investing in a derivative instrument could lose more than the principal amount invested.

                    MANAGEMENT RISK: The risk that a strategy used by the Portfolio's subadviser may fail to produce intended results.

                    INTEREST RATE RISK: The Portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Portfolio will decline. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

                    ACTIVE OR FREQUENT TRADING RISK: Engaging in active and frequent trading may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies. Frequent trading also increases transaction costs, which could detract from the Portfolio's performance.

               INVESTMENT ADVISER: ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company)

               SUBADVISER: Morgan Stanley Investment Management Inc. d/b/a Van Kampen

ING VARIABLE INSURANCE TRUST

ING VP         INVESTMENT OBJECTIVE
Worldwide      Seeks to provide investors with long-term capital appreciation.
Growth
Portfolio      PRINCIPAL STRATEGIES
(formerly      Under normal conditions, invests at least 65% of net assets in
Pilgrim        equity securities of issuers located in at least three countries,
VIT Worldwide  one of which may be the U.S. Generally invests at least 75% of
Growth)        total assets in common and preferred stocks, warrants and
               convertible securities. May invest in companies located in
(Initial       countries with emerging securities markets when the portfolio
Class)         mangers believe they present attractive investment opportunities.
               Portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. Portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline.
               Portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-

                                      A18
               down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure. From time to time, the Fund's adviser reviews the allocation between U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the adviser deems appropriate.

               PRINCIPAL RISKS
               The Fund may be affected by the following risks, among others: price volatility, market trends, risks of foreign investing, and lack of diversification. Price volatility refers to the risk that the value of the Fund will decrease if the value of the Fund's underlying investments decrease. Equity securities face market, issuer and other risks, and their values may go down, sometimes rapidly and unpredictably. Equities generally have higher volatility than debt securities. Market trends refers to the risk that from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. The Fund is classified as a NON-DIVERSIFIED investment company, which means that, compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

               INVESTMENT ADVISOR: ING Investments, LLC

ING VARIABLE PORTFOLIOS, INC.

ING VP         INVESTMENT OBJECTIVE
Index Plus     Seeks to outperform the total return performance of the Standard
LargeCap       & Poor's 500 Composite Index (S&P 500), while maintaining a
Portfolio      market level of risk.

(Class S       PRINCIPAL STRATEGIES
Shares)        Invests at least 80% of net assets in stocks included in the S&P
               500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. In managing the
               Portfolio, Aeltus (the Portfolio's subadviser) attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in the portfolio between 400 and 450 of the stocks included in the S&P 500. Although the Portfolio will not hold all of the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of the Portfolio and that of the S&P 500 in both rising and falling markets.

               PRINCIPAL RISKS
               Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Portfolio's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

               INVESTMENT ADVISER: ING Investments, LLC

               SUBADVISER: Aeltus Investment Management, Inc. (Aeltus)

ING VP         INVESTMENT OBJECTIVE
Index Plus     Seeks to outperform the total return performance of the Standard
MidCap         & Poor's MidCap 400 Index (S&P 400), while maintaining a market
Portfolio      level of risk.

(Class S       PRINCIPAL STRATEGIES
Shares)        Invests at least 80% of net assets in stocks included in the S&P
               400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S.

                                      A19
               and selected by Standard & Poor's Corporation. In managing the Portfolio, Aeltus (the Portfolio's subadviser) attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all of the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of the Portfolio and that of the S&P 400 in both rising and falling markets.

               PRINCIPAL RISKS
               Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies. The success of the Portfolio's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

               INVESTMENT ADVISER: ING Investments, LLC

               SUBADVISER: Aeltus Investment Management, Inc. (Aeltus)

ING VP Index   INVESTMENT OBJECTIVE
Plus SmallCap  Seeks to outperform the total return performance of the Standard
Portfolio      and Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk.
(Class S
Shares)        PRINCIPAL STRATEGIES
               Invests at least 80% of net assets in stocks included in the S&P
               600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S.
               and selected by Standard & Poor's Corporation. In managing the Portfolio, Aeltus (the Portfolio's subadviser) attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all of the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of the Portfolio and that of the S&P 600 in both rising and falling markets.

               PRINCIPAL RISKS
               Principal risks are those generally attributable to stock investing which include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies which may result in wider price fluctuations. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. The success of the Portfolio's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

               INVESTMENT ADVISER: ING Investments, LLC

               SUBADVISER: Aeltus Investment Management, Inc. (Aeltus)

ING VP Value   INVESTMENT OBJECTIVE
Opportunity    Seeks growth of capital primarily through investment in a
Portfolio      diversified portfolio of common stocks and securities convertible into common stock.
(Class S
Shares)        PRINCIPAL STRATEGIES
               Under normal market conditions, invests at least 65% of total assets in common stocks and

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               securities convertible into common stock. In managing the
               Portfolio, Aeltus (the Portfolio's subadviser) tends to invest in larger companies that it believes are trading below their perceived value, although may invest in companies of any size. Aeltus believes that the Portfolio's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

               PRINCIPAL RISKS
               Principal risks are those generally attributable to stock investing which include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

               INVESTMENT ADVISER: ING Investments, LLC

               SUBADVISER: Aeltus Investment Management, Inc. (Aeltus)

ING VARIABLE PRODUCTS TRUST

ING VP         INVESTMENT OBJECTIVE
Convertible    Seeks maximum total return, consisting of capital appreciation and current income.
(Class S
Shares)        PRINCIPAL STRATEGIES
               Under normal conditions, invests at least 80% of assets in convertible securities. Convertible securities are generally preferred stock or other securities, including debt securities, that are convertible into common stock. Emphasizes companies with market capitalizations above $500 million. The convertible debt securities in which the Portfolio invests may be rated below investment grade (high-risk instruments), or, if not rated, may be of comparable quality. There is no minimum credit rating for securities in which the Portfolio may invest. Through investments in convertible securities, the Portfolio seeks to capture the upside potential of the underlying equities with less downside exposure. May also invest in securities issued by the U.S.
               government and its agencies and instrumentalities. May also invest up to 20% of total assets in common and nonconvertible preferred stocks, and in nonconvertible debt securities, which may include high yield debt securities (commonly known as junk bonds) rated below investment grade, or of comparable quality if unrated. Most but not all of the bonds in which the Portfolio invests have a remaining maturity of 10 years or less, or, in the case of convertible debt securities, have a remaining maturity or may be put back to the issuer in 10 years or less. In analyzing specific companies for possible investment, the adviser ordinarily looks for several of the following characteristics:
               above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service;
               pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Adviser usually considers whether to sell a particular security when any of those factors materially changes. May also lend portfolio securities on a short-term or long-term basis, up to 30% of total assets.

               PRINCIPAL RISKS
               You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others: price volatility, changes in interest rates, credit risk, inability to sell securities and securities lending. The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower-rated securities may be less liquid than higher quality investments. High yields reflect the higher credit risks associated with certain lower-rated securities and in some cases, the lower market prices for those instruments. The Portfolio may invest in small- and medium-sized companies, which may entail greater price volatility than investing in stocks of larger companies. Investing in Portfolios that are

                                      A21
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               concentrated in a smaller number of holdings poses greater risk than those with a larger number of holdings; each investment has a greater effect on the Portfolio's performance.

               INVESTMENT ADVISER: ING Investments, LLC (ING Investments) (formerly ING Pilgrim Investments, LLC)

ING VP Large   INVESTMENT OBJECTIVE
Company Value  Seeks long-term capital appreciation. Income is a secondary objective.
(Class S
Shares)        PRINCIPAL STRATEGIES
               Normally invests at least 80% of assets in common stock of large companies, which may include dividend paying securities and securities convertible into shares of common stock. Seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations. May invest remaining 20% of assets in foreign securities and smaller capitalization companies.

               PRINCIPAL RISKS
               You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others: price volatility, market trends, inability to sell securities, risks of foreign investing, credit risk, and interest rates. The Portfolio has exposure to financial and market risks that accompany investments in equities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates.

               INVESTMENT ADVISER: ING Investments, LLC (ING Investments) (formerly ING Pilgrim Investments, LLC)

ING VP         INVESTMENT OBJECTIVE
LargeCap       Seeks long-term capital appreciation.
Growth
               PRINCIPAL STRATEGIES
(Class S       Normally invests at least 80% of assets in equity securities of
Shares)        large U.S. companies that the portfolio managers believe have above average prospects for growth. Equity securities in which the Portfolio may invest include common and preferred stocks, warrants and convertible securities. Portfolio considers a company to be large it its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's
               500 Composite Index (S&P 500 Index). Capitalization of companies in the S&P 500 Index will change with market conditions.
               Portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectation. Portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline.
               Portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying such industries and companies they believe may benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure. May also lend portfolio securities on a short term or long term basis, up to 30% of total assets.

               PRINCIPAL RISKS
               You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others: price volatility and market trends. The Portfolio has exposure to financial and market risks that accompany investments in equities. Investing in Portfolios that are concentrated in a smaller number of holdings poses greater risk than those with a larger number of holdings because each investment has a greater effect on the Portfolio's performance.

               INVESTMENT ADVISER: ING Investments, LLC (ING Investments) (formerly ING Pilgrim Investments, LLC)

                                      A22

ING VP         INVESTMENT OBJECTIVE
MagnaCap       Seeks growth of capital, with dividend income as a secondary
(formerly      consideration.
Pilgrim
VP MagnaCap)   PRINCIPAL STRATEGIES
               Managed with the philosophy that companies that can best meet the
(Service       Portfolio's objectives have paid increasing dividends or have had
Shares)        the capability to pay rising dividends from their operations.
               Normally invests at least 65% of its assets in equity securities of companies that meet the following disciplined criteria:
               consistent dividends, substantial dividend increases, reinvested earnings, strong balance sheet, and attractive price. Equity securities may include common stocks, convertible securities, and rights or warrants. Normally investments are primarily in larger companies that are included in the largest 500 U.S. companies.
               Remainder of its assets may be invested in equity securities that the portfolio managers believe have growth potential because they represent an attractive value. In selecting securities, preservation of capital is also an important consideration.
               Assets that are not invested in equity securities may be invested in high quality debt securities.

               PRINCIPAL RISKS
               The Portfolio may be affected by the following risks, among others: price volatility, market trends, debt securities, credit risk, and risks of foreign investing. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Equity securities generally have higher volatility than most debt securities. Market trends refers to the risk that from time to time the stock market may not favor the value securities that meet the Portfolio's disciplined investment criteria. Debt securities carry the risk that their value may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates. Credit risk refers to the risk that the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

               INVESTMENT ADVISOR: ING Investments, LLC

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO VIF -  INVESTMENT OBJECTIVE
Financial      Seeks to make an investment grow. The Fund is aggressively
Services       managed.
Fund
               PRINCIPAL STRATEGIES
               Invests primarily in equity securities that INVESCO (the Fund's investment adviser) believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund normally invests at least 80% of its assets in equity securities and equity-related instruments of companies involved in the financial services sector. A portion of the Fund's assets is not required to be invested in the sector. INVESCO uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes strongly managed companies that INVESCO believes will generate above-average growth rates for the next three to five years.
               INVESCO places a greater emphasis on companies that are increasing their revenue streams along with their earnings.
               INVESCO attempts to keep the portfolio holdings well diversified across the entire financial services sector and portfolio weightings are adjusted depending on current economic conditions and relative valuations of securities.

               PRINCIPAL RISKS
               Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style. While the Fund's investments are diversified across the financial services sector, the Fund's investments are not as diversified as investments of most mutual funds and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of an investment in the Fund may rise or fall rapidly. This sector generally is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in these industries depends heavily upon the availability and cost of

                                      A23
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               money, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of these industries. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, lack of timely information and portfolio turnover risks.

               INVESTMENT ADVISER: INVESCO Funds Group, Inc.

INVESCO VIF -  INVESTMENT OBJECTIVE
Health         Fund Seeks to make an investment grow. The Fund is aggressively
Sciences       managed.

               PRINCIPAL STRATEGIES
               Invests primarily in equity securities that INVESCO (the Fund's investment adviser) believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund normally invests at least 80% of its assets in equity securities and equity-related instruments of companies that develop, produce or distribute products or services related to health care. A portion of the Fund's assets is not required to be invested in the sector. INVESCO uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes strongly managed companies that INVESCO believes will generate above-average growth rates for the next three to five years. INVESCO targets strongly manage, innovative companies with new products. INVESCO attempts to blend well-established health care firms with faster-growing, more dynamic entities.

               PRINCIPAL RISKS
               Many faster-growing health care companies have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices and could have an adverse impact upon the companies' future growth and profitability. Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style. While the Fund's investments are diversified across the health sciences sector, the Fund's investments are not as diversified as investments of most mutual funds and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of an investment in the Fund may rise or fall rapidly. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, lack of timely information and portfolio turnover risks.

               INVESTMENT ADVISER: INVESCO Funds Group, Inc.

INVESCO VIF -  INVESTMENT OBJECTIVE
Leisure Fund   The Fund seeks to make an investment grow.

               PRINCIPAL STRATEGIES
               Seeks to meet its objective by investing primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies engaged in the design, production and distribution of products related to the leisure activities of individuals. These companies include, but are not limited to, advertising, communications/cable TV, cruise lines, entertainment, recreational equipment, lodging, publishers, restaurants and selected retailers. A portion of the Fund's assets is not required to be invested in the sector.

               PRINCIPAL RISKS
                    Potential Conflicts - Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. INVESCO will monitor events for any potential conflicts.

                    Market Risk - Equity stock prices vary and may fall, thus reducing the value of the Fund's

                                      A24
                    investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market.

                    Foreign Securities Risks - Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

                    CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

                    POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

                    REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

                    DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

                    EUROPEAN ECONOMIC AND MONETARY UNION. Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"), which has adopted the euro as a common currency. The national currencies will be sub-currencies of the euro until July 1, 2002, at which time these currencies will disappear entirely. Other European countries may adopt the euro in the future. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries may affect the fiscal and monetary levels of those participating countries. The outcome of these and other uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

               INVESTMENT ADVISER: INVESCO Funds Group, Inc.

INVESCO VIF -  INVESTMENT OBJECTIVE
Utilities      Seeks to make an investment grow and seeks current income. The
Fund           Fund is aggressively managed.

               PRINCIPAL STRATEGIES
               Invests primarily in equity securities that INVESCO (the Fund's investment adviser) believes will rise in price faster than other securities, as well as in options and other instruments whose values are based upon the values of equity securities. The Fund normally invests at least 80% of its assets in equity securities and equity-related instruments of companies that produce, generate, transmit or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, and excluding broadcasting, among others. A portion of the Fund's assets is not required to be invested in the sector. INVESCO uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes strongly managed companies that INVESCO believes will generate above-average growth rates for the next three to five years. INVESCO prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

               PRINCIPAL RISKS
               Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style. While the Fund's investments are diversified across the health utilities sector, the Fund's investments are not as diversified as investments of most mutual funds and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of an investment in the Fund may rise or fall rapidly. Governmental regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas and risks associated with nuclear power facilities may adversely affect the market value of the Fund's holdings. The recent trend towards deregulation in the utility industries presents special risks. Some companies may be faced with increased competition and may become less profitable. INVESCO seeks to keep the portfolio diversified across the electric utilities, natural gas and telecommunications

                                      A25
               industries. Weightings within the various industry segments are continually monitored and INVESCO adjusts the portfolio weightings depending on the prevailing economic conditions. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, and lack of timely information risks.

               INVESTMENT ADVISER: INVESCO Funds Group, Inc.

JANUS ASPEN SERIES

Janus Aspen    INVESTMENT OBJECTIVE
Series -       Seeks long-term growth of capital in a manner consistent with the
Worldwide      preservation of capital.
Growth
Portfolio      PRINCIPAL STRATEGIES
(Service       Invests primarily in common stocks of companies of any size
Shares)        located throughout the world. Normally invests in issuers from at least five different countries, including the United States. May at times invest in fewer than five countries or even in a single country. Portfolio managers apply a "bottom up" approach in choosing investments. This approach identifies individual companies with earnings growth potential that may not be recognized by the market at large. Assessment is made by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

               PRINCIPAL RISKS
               Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/high-risk bonds or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. The Portfolio may have significant exposure to foreign markets and may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. High-yield/high-risk bonds present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

               INVESTMENT ADVISER: Janus Capital Management LLC

THE PIMCO VARIABLE INSURANCE TRUST

PIMCO High     INVESTMENT OBJECTIVE
Yield          Seeks maximum total return, consistent with preservation of capital and prudent investment management.

               PRINCIPAL STRATEGIES
               The portfolio seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest up to 15% of its assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio may invest up to 15% of its assets in derivative instruments, such as options, futures contracts or swap agreements

                                      A26
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               PRINCIPAL RISKS
               Principal risks include Manager Risk, High Yield Risk, Interest Rate Risk, Credit Risk, Market Risk, Issuer Risk, Liquidity Risk, Derivatives Risk, Mortgage Risk, Foreign(non-US) Investment Risk, Currency Risk, and Leveraging Risk.

                    MANAGER RISK-
                    Each Portfolio is subject to manager risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

                    HIGH YIELD RISK-
                    Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments.

                    INTEREST RATE RISK-
                    As interest rates rise, the value of fixed income securities held by a Portfolio are likely to decrease.

                    CREDIT RISK-
                    A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

                    MARKET RISK-
                    The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

                    ISSUER-
                    The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

                    LIQUIDITY RISK-
                    Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

                    DERIVATIVES RISK-
                    Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus. Typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk management risk.

                    MORTGAGE RISK-
                    A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.

                    FOREIGN (NON-U.S.) INVESTMENT RISK-
                    A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.

                    CURRENCY RISK-
                    Portfolios that invest directly in foreign currencies or in securities that trade in, and receive revenues in, U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

                    LEVERAGING RISK-
                    Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk.

               INVESTMENT ADVISOR: Pacific Investment Management Company

                                      A27
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PIMCO          INVESTMENT OBJECTIVE
StocksPLUS     Seeks total return which exceeds that of the S&P 500.
Growth and
Income         PRINCIPAL STRATEGIES
Portfolio      The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed
               Income Instruments. The Portfolio uses S&P 500 derivatives in addition to or in the place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index.
               However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.
               Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rate. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

               SUMMARY OF PRINCIPAL RISKS
               Principal risks include Manager Risk, Interest Rate Risk, Credit Risk, Market Risk, Issuer Risk, Liquidity Risk, Derivatives Risk, Mortgage Risk, Foreign(non-US) Investment Risk, Currency Risk, and Leveraging Risk.

                    MANAGER RISK- Each Portfolio is subject to manager risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

                    INTEREST RATE RISK- As interest rates rise, the value of fixed income securities held by a Portfolio are likely to decrease.

                    CREDIT RISK- A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

                    MARKET RISK- The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

                    ISSUER- The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

                    LIQUIDITY RISK- Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

                    DERIVATIVES RISK- Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus. Typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk management risk.

                    MORTGAGE RISK- A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.

                    FOREIGN (NON-U.S.) INVESTMENT RISK- A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.

                    CURRENCY RISK- Portfolios that invest directly in foreign currencies or in securities that trade in, and receive revenues in, U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in

                                      A28
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                    value relative to the currency being hedged.

                    LEVERAGING RISK- Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk.

               INVESTMENT ADVISER: Pacific Investment Management Company

PIONEER VARIABLE CONTRACTS TRUST

Pioneer Fund   INVESTMENT OBJECTIVE
VCT Portfolio  Seeks reasonable income and capital growth.

(Class II      PRINCIPAL STRATEGIES
Shares)        Invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of its assets in equity securities, primarily of U.S. issuers. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights, interest in real estate investment trusts and preferred stocks. Although the Portfolio focuses on securities that have paid dividends in the preceding 12 months, it may purchase or hold securities that do not provide income if the Portfolio expects them to increase in value. Pioneer, the Portfolio's investment adviser, uses a value approach to select the Portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values.
               Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, and an evaluation of the issuer based on its financial statements and operations. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include: favorable expected returns relative to perceived risk; above average potential for earnings and revenue growth; low market valuations relative to earnings forecast, book value, cash flow and sales; and a sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale.

               PRINCIPAL RISKS
               Even though the Portfolio seeks reasonable income and capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if the stock market goes down (this risk may be greater in the short term) or if value stocks fall out of favor with investors. The Portfolio's assets may also remain undervalued or not realize the potential value originally expected or the stocks selected for income may not achieve the same return as securities selected for capital growth.

               INVESTMENT ADVISER: Pioneer Investment Management, Inc.

Pioneer Mid-   INVESTMENT OBJECTIVE
Cap Value VCT  Seeks capital appreciation by investing in a diversified
Portfolio      portfolio of securities consisting primarily of common stocks.

(Class II      PRINCIPAL STRATEGIES
Shares)        Normally, invests at least 80% of total assets in equity
               securities of mid-size companies, that is, companies with market values within the range of market values of companies included in Standard & Poor's MidCap 400 Index. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights, interests in real estate investment trusts and preferred stocks. Pioneer, the Portfolio's investment adviser, uses a value approach to select the Portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer focuses on the quality and price of individual issuers, not on economic sector

                                      A29
               or market-timing strategies. Factors Pioneer looks for in selecting investments include: favorable expected returns relative to perceived risk; management with demonstrated ability and commitment to the company; low market valuations relative to earnings forecast, book value, cash flow and sales; turnaround potential for companies that have been through difficult periods; estimated private market value in excess of current stock price; and issuers in industries with strong fundamentals such as increasing or sustainable demand and barriers to entry.

               PRINCIPAL RISKS
               Even though the Portfolio seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if the stock market goes down (this risk may be greater in the short term), if mid-size or value stocks fall out of favor with investors, or if the Portfolio's assets remain undervalued or do not have the potential value originally expected. The Portfolio also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies and the market for their equity securities, are likely to be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, and experience sharper swings in the market values. It also might be harder to sell at the times and prices Pioneer thinks is appropriate and there may be a greater potential for gain and loss.

               INVESTMENT ADVISER: Pioneer Investment Management, Inc.

THE PRUDENTIAL SERIES FUND, INC.

Jennison       INVESTMENT OBJECTIVE
Portfolio      Seeks to achieve long-term growth of capital.
(formerly
Prudential     PRINCIPAL STRATEGIES
Jennison       Invests primarily in equity securities of major, established
Portfolio)     corporations that the investment adviser believes offer
               above-average growth prospects. May invest up to 30% of total
(Class II      assets in foreign securities. Stocks are selected on a
Shares)        company-by-company basis using fundamental analysis. Investment adviser looks for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Normally invests 65% of total assets in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.

               PRINCIPAL RISKS
               Principal risks of investing in the Portfolio are: company risk, derivatives risk, foreign investment risk, management risk, and market risk. Company risk refers to the risk that the price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Derivatives are subject to a number of risks, including liquidity risk, interest rate risk, market risk, credit risk and management risk. A portfolio investing in a derivative instrument could lose more than the principal amount invested. Foreign investment risk includes: foreign market risk, currency risk and political developments. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Currency risk refers to the risk that changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. Political developments may adversely affect the value of the Portfolio's foreign securities. Actively managed portfolios are subject to management risk, because there is no guarantee that the investment decisions made by the subadvisers for the portfolios will be successful. Common stocks are subject to market risk stemming from factors independent of any particular security. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. Stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

               INVESTMENT ADVISER: Prudential Investments LLC

               SUB-ADVISOR: Jennison Associates LLC

                                      A30

SP Jennison    INVESTMENT OBJECTIVE
International  Seeks long-term growth of capital.
Growth
               PRINCIPAL STRATEGIES
(Class II      Invests in equity-related securities of foreign issuers that the
Shares)        subadviser thinks will increase in value over a period of years.
               Invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, invests at least
               65% of total assets in common stock of foreign companies operating or based in at least five different countries. Looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. Also tries to buy such stocks at attractive prices in relation to their growth prospects.

               PRINCIPAL RISKS
               Significant risks of investing in the Portfolio are: company risk, credit risk, derivatives risk, foreign investment risk, interest rate risk, and market risk. Company risk refers to the risk that the price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Credit risk refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they are due. Derivatives are subject to interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers such as: foreign market risk, currency risk and political developments. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Differences in accounting standards and custody and settlement practices of foreign securities generally involve more risk than investing in securities of U.S. issuers. Currency risk refers to the risk that changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. Political developments may adversely affect the value of the Portfolio's foreign securities. Interest rate risk refers to the risk that fixed income securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Common stocks are subject to market risk stemming from factors independent of any particular security. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. Stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

               INVESTMENT ADVISER: Prudential Investments LLC

               SUB-ADVISOR: Jennison Associates LLC

PUTNAM VARIABLE TRUST

Putnam VT      INVESTMENT OBJECTIVE
Growth and     Seeks capital growth and current income.
Income Fund
               PRINCIPAL STRATEGIES
(Class IB      Invests mainly in common stocks of U.S. companies with a focus on
Shares)        value stocks that offer the potential for capital growth, current income, or both. Value stocks are those Putnam Management believes are currently undervalued by the market. The fund looks for companies undergoing positive change. If correct and other investors recognize the value of the company, the price of the stock may rise. Invests mainly in large companies.

               PRINCIPAL RISKS
               Among the main risks are the following: The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

                                      A31

               INVESTMENT ADVISER: Putnam Investment Management, LLC

Putnam VT      INVESTMENT OBJECTIVE
International Seeks capital growth. Current income is a secondary objective. Growth and
Income Fund    PRINCIPAL STRATEGIES
               Invests mainly in common stocks of companies outside the United
(Class IB      States. The fund invests mainly in value stocks that offer the
Shares)        potential for income. Value stocks are those that Putnam
               Management believes are currently undervalued by the market. The fund looks for companies undergoing positive change. If correct and other investors recognize the value of the company, the price of its stock may rise. The fund invests mainly in midsized and large companies, although it can invest in companies of any size.
               Although the fund emphasizes investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets. To determine whether a company is located outside of the United States, the fund looks at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

               PRINCIPAL RISKS
               Among the main risks are the following: The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets. The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments. The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

               INVESTMENT ADVISER: Putnam Investment Management, LLC

Putnam VT      INVESTMENT OBJECTIVE
Voyager        Seeks long-term growth of capital.
Fund II
               PRINCIPAL STRATEGIES
(Class IB      Invests mainly in common stocks of U.S. companies, with a focus
Shares)        on growth stocks. Growth stocks are issued by companies that
               Putnam Management believes are fast-growing and whose earnings the fund believes are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. May invest in companies of any size.

               PRINCIPAL RISKS
               Among the main risks are the following: The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments. The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

               INVESTMENT ADVISER: Putnam Investment Management, LLC

UBS SERIES TRUST

Tactical       INVESTMENT OBJECTIVE
Allocation     Seeks total return, consisting of long-term capital appreciation
Portfolio      and current income.
(formerly

                                      A32

Brinson        PRINCIPAL STRATEGIES
Series Trust   Allocates assets between a stock portion that is designed to
- Tactical     track the performance of the S&P 500 Composite Stock Index and a
Allocation     fixed income portion that consists of either five-year U.S.
Portfolio)     Treasury notes or U.S. Treasury bills with remaining maturities of 30 days. The Portfolio's investment adviser reallocates assets
(Class I)      in accordance with the recommendations of its own Tactical
               Allocation Model (the "Model") on the first business day of each month. The Model attempts to track the performance of the S&P 500
               Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25%, or 0%. If the Model recommends a stock allocation of less than 100%, the Model also recommends a fixed-income allocation for the remainder of the Portfolio's assets. When the Model recommends a fixed-income allocation of more than 50%, the Portfolio must invest in other high-quality bonds or money market instruments to the extent needed to limit the Portfolio's investments in U.S.
               Treasury obligations to no more than 55% of its assets. This limit is imposed by Internal Revenue Code diversification requirements for segregated asset accounts used to fund variable annuity or variable life contracts. The Portfolio may use derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. These instruments may also be used to reduce the risk of adverse price movements while investing cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

               PRINCIPAL RISKS
               The Portfolio is subject to the following principal risks: asset allocation risk, equity risk, index tracking risk, interest rate risk, derivatives risk, and foreign investing risk. Asset allocation risk refers to the risk that the Tactical Allocation Model may not correctly predict the appropriate time to shift the fund's assets from one asset class to another. Equity risk refers to the risk that stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock. Index tracking risk refers to the risk that the performance of the fund's stock investments generally will not be identical to that of the S&P 500 Index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily. Interest rate risk refers to the risk that the value of the fund's bond investments generally will fall when interest rates rise. Derivatives risk refers to the risk that the fund's investments in derivatives may rise or fall more rapidly than other investments. The S&P 500 Index includes some U.S. dollar denominated foreign securities. Foreign investing risk refers to the risk that the value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

               INVESTMENT ADVISER: UBS Global Asset Management (US) Inc.

                                      A33
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                                   APPENDIX B
--------------------------------------------------------------------------------

                 SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third contract years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the end of the third contract year of 30% of the contract value of $35,000, and that Option Package I was selected.

In this example, $3,500 (10% of contract value) is the maximum free withdrawal amount that you may withdraw without a surrender charge. The total amount withdrawn from the contract would be $10,500 ($35,000 x .30). Therefore, $7,000 (10,500 - 3,500) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 4% surrender charge of $280 ($7,000 x .04). The amount of the withdrawal paid to you will be $10,220 ($10,500 - $280).

This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

                                       B1
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                                   APPENDIX C
--------------------------------------------------------------------------------

                                FIXED ACCOUNT II

Fixed Account II ("Fixed Account") is an optional fixed interest allocation offered during the accumulation phase of your variable annuity contract between you and Golden American Life Insurance Company ("Golden American," the "Company," "we" or "our"). The Fixed Account, which is a segregated asset account of Golden American, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Allocation(s)). We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We currently offer Fixed Interest Allocations with guaranteed interest periods of 6 months, 1, 3, 5, 7 and 10 years. In addition, we may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively in connection with our dollar cost averaging program. We may not offer all guaranteed interest periods on all contracts and the rates for a given guaranteed interest period may vary among contracts. We set the interest rates periodically. We may credit a different interest rate for each interest period. The interest you earn in the Fixed Account as well as your principal is guaranteed by Golden American, as long as you do not take your money out before the maturity date for the applicable interest period. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a market value adjustment ("Market Value Adjustment"). A Market Value Adjustment could increase or decrease your contract value and/or the amount you take out. A surrender charge may also apply to withdrawals from your contract. You bear the risk that you may receive less than your principal because of the Market Value Adjustment.

For contracts sold in some states, not all Fixed Interest Allocations are available. You have a right to return a contract for a refund as described in the prospectus.

THE FIXED ACCOUNT
You may allocate premium payments and transfer your Contract value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the prospectus. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the guaranteed interest period you select. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the interest period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the guaranteed interest period. Each guaranteed interest period ends on its maturity date which is the last day of the month in which the interest period is scheduled to expire.

Your Contract value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any withdrawals, transfers or other charges we may impose, including any Market Value Adjustment. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract value. We will credit interest daily at a rate that yields the quoted guaranteed interest rate.

If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction. You bear the risk that you may receive less than your principal because of the Market Value Adjustment.

GUARANTEED INTEREST RATES
Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole discretion. We cannot predict the level of future interest rates but no Fixed Interest Allocation will ever

                                       C1
have a guaranteed interest rate declared of less than 3% per year. For more information see the prospectus for the Fixed Account.

TRANSFERS FROM A FIXED INTEREST ALLOCATION
You may transfer your Contract value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new guaranteed interest periods, or to any of the subaccounts of Golden American's Separate Account B as described in the prospectus on the maturity date of a guaranteed interest period. The minimum amount that you can transfer to or from any Fixed Interest Allocation is $100. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation that was offered exclusively with our dollar cost averaging program, cancelling dollar cost averaging will cause a transfer of the entire Contract value in such Fixed Interest Allocation to the Liquid Asset subaccount, and such a transfer will be subject to a Market Value Adjustment.

Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Allocations during specified periods while the rider is in effect. See "Optional Riders" in the prospectus.

WITHDRAWALS FROM A FIXED INTEREST ALLOCATION
During the accumulation phase, you may withdraw a portion of your Contract value in any Fixed Interest Allocation. You may make systematic withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and a contract surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences.

Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any withdrawals you made from the Fixed Interest Allocations during the period while the rider is in effect. See "Optional Riders" in the prospectus.

MARKET VALUE ADJUSTMENT
A Market Value Adjustment may decrease, increase or have no effect on your Contract value. We will apply a Market Value Adjustment (i) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program) and (ii) if on the annuity start date a guaranteed interest period for any Fixed Interest Allocation does not end on or within 30 days of the annuity start date.

A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds your Contract value in the Fixed Interest Allocation, we will consider your request to be a full surrender, transfer or annuitization of the Fixed Interest Allocation.

CONTRACT VALUE IN THE FIXED INTEREST ALLOCATIONS
On the contract date, the Contract value in any Fixed Interest Allocation in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Allocation. On each business day after the contract date, we calculate the amount of Contract value in each Fixed Interest Allocation as follows:

     (1) We take the Contract value in the Fixed Interest Allocation at the end of the preceding business day.

                                       C2

     (2) We credit a daily rate of interest on (1) at the guaranteed rate since the preceding business day.

     (3)  We add (1) and

     (4)  We subtract from (3) any transfers from that Fixed Interest
          Allocation.

     (5) We subtract from (4) any withdrawals, and then subtract any contract fees (including any rider charges) and premium taxes.

Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Allocation. The Contract value on the date of allocation will be the amount allocated. Several examples which illustrate how the Market Value Adjustment works are included in the prospectus for the Fixed Account

CASH SURRENDER VALUE
The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Allocations, any Market Value Adjustment, and any surrender charge. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your Contract value, then we adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee (unless waived), and any optional benefit rider charge, and any other charges incurred but not yet deducted.

DOLLAR COST AVERAGING FROM FIXED INTEREST ALLOCATIONS
You may elect to participate in our dollar cost averaging program if you have at least $1,200 of Contract value in Fixed Account Interest Allocations with a guaranteed interest period of 1 year or less. The Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Allocations or contract investment portfolio subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels. You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You may change the transfer amount once each contract year.

Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment.

We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

SUSPENSION OF PAYMENTS
We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

MORE INFORMATION
See the prospectus for Fixed Account II.

                                       C3

--------------------------------------------------------------------------------
                                   APPENDIX D
--------------------------------------------------------------------------------

                             FIXED INTEREST DIVISION

A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by Golden American Life Insurance Company. The Fixed Interest Division is part of the Golden American General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.

Interests in the Fixed Interest Division are offered in certain states through an Offering Brochure, dated May 1, 1999. The Fixed Interest Division is different from the Fixed Account which is described in the prospectus but which is not available in your state. If you are unsure whether the Fixed Account is available in your state, please contact our Customer Service
Center at (800) 366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.

You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

                                       D1

--------------------------------------------------------------------------------
                                   APPENDIX E
--------------------------------------------------------------------------------

           WITHDRAWAL ADJUSTMENT FOR 5% ROLL-UP DEATH BENEFIT EXAMPLES

EXAMPLE #1:  THE CONTRACT VALUE (AV) IS LOWER THAN THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $80,000 and a 5% Roll-Up minimum guarantee death benefit ("MGDB") at the time of withdrawal of $120,000. A total withdrawal of $20,000 is made.

Calculate the Effect of the Withdrawal

     Pro rata Withdrawal Adjustment to MGDB = $30,000 ($120,000 *
          ($20,000 / $80,000))

     MGDB after Pro rata Withdrawal = $90,000 ($120,000 - $30,000)

     AV after Pro rata Withdrawal = $60,000 ($80,000 - $20,000)

EXAMPLE #2:  THE CONTRACT VALUE (AV) IS GREATER THAN THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $160,000 and a 5% Roll-Up minimum guarantee death benefit ("MGDB") at the time of withdrawal of $120,000. A total withdrawal of $20,000 is made.

Calculate the Effect of the Withdrawal

     Pro rata Withdrawal Adjustment to MGDB = $15,000 ($120,000 *
          ($20,000 / $160,000))

     MGDB after Pro rata Withdrawal = $105,000 ($120,000 - $15,000)

     AV after Pro rata Withdrawal = $140,000 ($160,000 - $20,000)

                                       E1

EXAMPLE #3:  THE CONTRACT VALUE (AV) IS EQUAL TO THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $120,000 and a 5% Roll-Up minimum guarantee death benefit ("MGDB") at the time of withdrawal of $120,000. A total withdrawal of $27,000 is made.

Calculate the Effect of the Withdrawal

     Pro rata Withdrawal Adjustment to MGDB = $20,000 ($120,000 *
          ($20,000 / $120,000))

     MGDB after Pro rata Withdrawal = $100,000 ($120,000 - $20,000)

     AV after Pro rata Withdrawal = $100,000 ($120,000 - $20,000)

                                       E2

--------------------------------------------------------------------------------
                                   APPENDIX F
--------------------------------------------------------------------------------

                  PROJECTED SCHEDULE OF ING GET FUND OFFERINGS

                             OFFERING DATES             GUARANTEE DATES
    ---------------------------------------------------------------------

    GET R SERIES             03/15/02-06/13/02          06/14/02-06/15/07

    GET S SERIES             06/14/02-09/11/02          09/12/02-09/14/07

    GET T SERIES             09/12/02-12/11/02          12/12/02-12/14/07

    GET U SERIES             12/12/02-03/12/03          03/13/03-03/14/08

    GET V SERIES             03/13/03-06/12/03          06/13/03-06/13/08

                                       F1

--------------------------------------------------------------------------------
                                   APPENDIX G
--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION

Except for subaccounts which did not commence operations as of December 31, 2001, the following tables give (1) the accumulation unit value ("AUV"), (2) the total number of accumulation units, and (3) the total accumulation unit value, for each subaccount of Golden American Separate Account B available under the Contract.

                                      SEPARATE ACCOUNT ANNUAL CHARGES OF 1.60%:


FOR 2001:

                                                                                                            TOTAL AUV
                                                           AUV AT                        NUMBER OF UNITS    AT END OF
                                                         BEGINNING         AUV AT        OUTSTANDING AT       PERIOD
                                                         OF PERIOD      END OF PERIOD     END OF PERIOD   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
Aetna GET Fund P                                           10.00             10.02             71,533           717
AIM V.I. Dent Demographic Trends Fund                      10.00             10.99              1,822            20
Alliance Bernstein Value                                   10.00             10.01                508             5
Alliance Premier Growth                                    10.00              9.55                321             3
Brinson Tactical Allocation                                10.00              9.39                536             5
Core Bond                                                  11.59             11.68            227,468         2,658
Janus Growth and Income                                     9.94              8.85            295,863         2,618
ING VP Growth Opportunities                                10.00              7.78             17,748           138
PIMCO High Yield Bond                                       9.96             10.03            673,993         6,758
INVESCO VIFFinancial Services Fund                         10.00              9.36              8,703            81
INVESCO VIFHealth Sciences Fund                            10.00             10.26              3,132            32
INVESCO VIFUtilities Fund                                  10.00              8.10                960             8
SP Jennison International Growth                            8.56              5.40             42,845           231
Liquid Asset                                               15.03             15.36          2,858,557        43,915
ING VP MagnaCap                                            10.00              9.34              4,693            44
ING VP Worldwide Growth                                     8.74              7.00            135,471           948
Pioneer Fund VCT                                           10.00              9.38              4,756            45
Pioneer Small Company VCT                                  10.00              9.58                536             5
Jennison                                                    7.84              6.27            244,934         1,537
Research                                                   26.05             20.13          1,029,430        20,724
Total Return                                               20.48             20.25            856,471        17,344
Value Equity                                               19.20             18.06            252,946         4,567

                                      SEPARATE ACCOUNT ANNUAL CHARGES OF 1.80%:


FOR 2001:

                                                                                                            TOTAL AUV
                                                           AUV AT                        NUMBER OF UNITS    AT END OF
                                                         BEGINNING         AUV AT        OUTSTANDING AT       PERIOD
                                                         OF PERIOD      END OF PERIOD     END OF PERIOD   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
Aetna GET Fund P                                                             10.01             10,501           105
AIM V.I. Dent Demographic Trends Fund                      10.00             10.98              7,111            78
Core Bond                                                  11.44             11.51            957,821        11,028
Fidelity VIP Growth                                        10.00              9.25                652             6
Janus Growth and Income                                     9.93              8.83          1,282,148        11,318
PIMCO High Yield Bond                                       9.90              9.95          1,847,565        18,386
INVESCO VIFFinancial Services Fund                         10.00              9.35             18,560           173
INVESCO VIFHealth Sciences Fund                            10.00             10.25             25,836           265
INVESCO VIFUtilities Fund                                  10.00              8.09             16,134           131
Janus Aspen Worldwide Growth                               10.00              9.35                661             6
SP Jennison International Growth                            8.55              5.38            212,147         1,142
Liquid Asset                                               14.67             14.96          9,752,616       145,943
ING VP MagnaCap                                            10.00              9.33            102,247           954
ING VP Worldwide Growth                                     8.73              6.98            468,772         3,270
Pioneer Fund VCT                                           10.00              9.37             22,142           207
Pioneer Small Company VCT                                  10.00              9.57                655             6
Prudential Jennison                                         7.82              6.25          1,102,268         6,893
Putnam VT Voyager Fund II                                  10.00              8.74                686             6
Research                                                   25.72             19.84          1,666,295        33,056
Total Return                                               20.22             19.96          2,673,135        53,344
Value Equity                                               18.97             17.80            706,804        12,582

                                      SEPARATE ACCOUNT ANNUAL CHARGES OF 1.95%:


FOR 2001:

                                                                                                            TOTAL AUV
                                                           AUV AT                        NUMBER OF UNITS    AT END OF
                                                         BEGINNING         AUV AT        OUTSTANDING AT       PERIOD
                                                         OF PERIOD      END OF PERIOD     END OF PERIOD   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
Aetna GET Fund P                                           10.00             10.01              3,705            37
Liquid Asset                                               14.45             14.72                 92             1
Research                                                   25.48             19.62                 23             0
Total Return                                               20.03             19.74                470             9

                                      SEPARATE ACCOUNT ANNUAL CHARGES OF 2.20%:

FOR 2001:

                                                                                                            TOTAL AUV
                                                           AUV AT                        NUMBER OF UNITS    AT END OF
                                                         BEGINNING         AUV AT        OUTSTANDING AT       PERIOD
                                                         OF PERIOD      END OF PERIOD     END OF PERIOD   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
Aetna GET Fund P                                           10.00             10.00            114,881         1,149
Alliance Bernstein Value                                   10.00              9.99                669             7
Alliance Premier Growth                                    10.00              9.53                773             7
Brinson Tactical Allocation                                10.00              9.37                713             7
Fidelity VIP EquityIncome                                  10.00              9.55                681             7
PIMCO High Yield Bond                                       9.80              9.81                263             3
INVESCO VIFFinancial Services Fund                         10.00              9.33                277             3
INVESCO VIFHealth Sciences Fund                            10.00             10.23                252             3
Janus Aspen Worldwide Growth                               10.00              9.33                281             3
Liquid Asset                                               14.04             14.26             47,932           683
ING VP Convertible                                         10.00             10.46                246             3
Pioneer Small Company VCT                                  10.00              9.56              4,125            39
Prudential Jennison                                         7.80              6.21              1,081             7
Putnam VT Growth and Income                                10.00              9.25              5,022            46
Total Return                                               19.73             19.39                335             6

                                      SEPARATE ACCOUNT ANNUAL CHARGES OF 2.40%:


FOR 2001:

                                                                                                            TOTAL AUV
                                                           AUV AT                        NUMBER OF UNITS    AT END OF
                                                         BEGINNING         AUV AT        OUTSTANDING AT       PERIOD
                                                         OF PERIOD      END OF PERIOD     END OF PERIOD   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
Aetna GET Fund P                                           10.00              9.99             35,943           359
Alliance Bernstein Value                                   10.00              9.98              4,856            48
Alliance Premier Growth                                    10.00              9.52              5,078            48
Janus Aspen Worldwide Growth                               10.00              9.32                275             3
Liquid Asset                                               13.70             13.89             16,519           229
Putnam VT Voyager Fund II                                  10.00              8.71                884             8
Total Return                                               19.48             19.11                529            10

                                      SEPARATE ACCOUNT ANNUAL CHARGES OF 2.55%:


FOR 2001:

                                                                                                            TOTAL AUV
                                                           AUV AT                        NUMBER OF UNITS    AT END OF
                                                         BEGINNING         AUV AT        OUTSTANDING AT       PERIOD
                                                         OF PERIOD      END OF PERIOD     END OF PERIOD   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
Aetna GET Fund P                                           10.00              9.99             27,231           272
INVESCO VIFHealth Sciences Fund                            10.00             10.22                173             2
Liquid Asset                                               13.45             13.62             18,352           250
ING VP Growth and Income                                   10.00             10.37                172             2
Pioneer Small Company VCT                                  10.00              9.54                186             2
Total Return                                               19.29             18.90                190             4

                             ING VARIABLE ANNUITIES

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

Golden American Life Insurance Company is a stock company domiciled in Delaware.

--------------------------------------------------------------------------------

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SmartDesign Advantage-121820                                          05/01/2002